Exhibit 10.07
Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.
EXECUTION COPY
PROGRAM AGREEMENT
BETWEEN
COLUMBUS BANK AND TRUST COMPANY
AND
GREEN DOT CORPORATION
AND
SYNOVUS FINANCIAL CORP. (FOR THE LIMITED PURPOSES STATED HEREIN)
DATED AS OF NOVEMBER 1, 2009

-i-

PROGRAM AGREEMENT
THIS PROGRAM AGREEMENT (this “Agreement”), dated as of the 1st day of November, 2009 (the “Effective Date”), is entered into by and among GREEN DOT CORPORATION, a Delaware corporation (“Green Dot”), and Columbus Bank and Trust Company, a Georgia banking corporation (“CB&T”). Synovus Financial Corp., a Georgia corporation (“Synovus”), is a Party to this Agreement for the limited purposes set forth in Section 26.17 only.
RECITALS
     WHEREAS, CB&T is a bank chartered under Georgia law and a member of Visa, MasterCard and other card associations and electronic payment networks, and, among other things, issues prepaid cards and establishes settlement accounts for the settlement of card transactions;
     WHEREAS, CB&T and Green Dot are parties to that certain Stored Value Card Program Agreement dated as of January 30, 2001, as amended (including any side letters or other written understandings that may exist) as of the date hereof (the “Original Agreement”), whereby the parties thereto established a relationship pursuant to which CB&T issued certain prepaid cards serviced by Green Dot;
     WHEREAS, CB&T and CheckFree Services Corporation (“CheckFree”) are parties to that certain CheckFree Amended and Restated Electronic Commerce Service Agreement, dated as of April 14, 2009 (as the same may be amended or restated from time to time, the “CheckFree Agreement”), and Green Dot and CheckFree are parties to that certain CheckFree Service Corporation Payment Agreement, dated as of April 14, 2009 (as the same may be amended or restated from time to time, the “CheckFree Payment Agreement”), both of which agreements are the subject of an Amendment No. 8 to the Original Agreement, certain points of such amendment the Parties desire to address in this Agreement.
     WHEREAS, CB&T and Green Dot desire to terminate the Original Agreement and have the activities in the Original Agreement undertaken pursuant to the terms of this Agreement as well as develop additional products and services;
     WHEREAS, subject to the terms and conditions of this Agreement, CB&T desires to issue Prepaid Cards and offer additional products and services and engage Green Dot to provide certain administrative services in connection with the Program, including marketing and distribution and other specific accounting and administrative functions as set forth herein;
     WHEREAS, Green Dot has developed business relationships with certain Merchants that wish to participate in CB&T’s prepaid card programs and sell the prepaid cards on behalf of CB&T, and has developed, and shall continue to develop, such relationships with respect to additional products and services in connection therewith;
     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1

ARTICLE 1
RULES OF INTERPRETATION; DEFINITIONS
     1.1 Certain Interpretative Matters. As used herein, (i) the terms “include” and “including” are meant to be inclusive and shall be deemed to mean “include without limitation” or “including without limitation”; (ii) the word “or” is disjunctive, but not necessarily exclusive; (iii) references to “dollars” or “$” shall be to United States dollars; (iv) the term “his” applies to both genders; (v) any Article, Section, Subsection, Paragraph or Subparagraph headings contained in this Agreement and the Preamble at the beginning of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement (other than with respect to any defined terms contained in the Preamble); (vi) any reference made in this Agreement to a statute or statutory provision shall mean such statute or statutory provision as it has been amended through the date as of which the particular portion of the Agreement is to take effect, or to any successor statute or statutory provision relating to the same subject as the statutory provision so referred to in this Agreement, and to any then applicable rules or regulations promulgated thereunder, unless otherwise provided; (vi) the words “herein,” “hereof,” “hereunder” and words of like import shall refer to this Agreement as a whole (including its Schedules and Exhibits), unless the context clearly indicates to the contrary (for example, that a particular Section, Schedule or Exhibit is the intended reference); (viii) words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa; (ix) a reference in this Agreement contemplating certain action by CB&T “after consultation with” or “in consultation with” or “in cooperating with” Green Dot does not mean that the consent or approval of Green Dot is required or contemplated in connection with such action; and (ix) unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement that refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument, or document.
     1.2 Definitions. The following terms shall have the following meanings in this Agreement:
     “Account” means (i) the account obtained by a Customer who purchases a Prepaid Card and (ii) such other accounts for additional products or services of CB&T that the Parties agree to provide through and include in the Program (“Additional Products”).
     “Accountholder Data” means information that is provided to or obtained by either Party in the performance of its obligations under this Agreement or otherwise regarding Applicants and current Customers, including without limitation (i) name, postal address, e-mail address, telephone number, date of birth, account numbers, security codes, service codes (i.e., the three or four digit number on the magnetic stripe that specifies acceptance requirements and limitations for a magnetic stripe read transaction), valid to and from dates, as well as information and data related to payment instruments and transactions, Prepaid Cards or transactions data using payment instruments and methodologies (e.g., charge, credit, debit, prepaid) and regardless of whether or not a physical card is used in connection with such transactions, demographic data, data generated or created in connection with Account processing and maintenance activities, Account statementing and Customer service, telephone logs and records and other documents and information necessary for the processing and maintenance of Accounts, (ii) all “Nonpublic

Personal Information” and “Personally Identifiable Financial Information” (as defined in 12 C.F.R. §§ 573.3(n) and (0), respectively), and, (iii) with respect to the disposal of such information, any record containing “Consumer Information,” as that term is defined in the regulations implementing 15 U.S.C. § 1681.
     “Activated Card Balance” means, on any day, the aggregate amount available for use by all holders of Prepaid Cards issued under the Program.
     “Additional Product” has the meaning given in the definition of Account.
     “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. For the purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “common control” and “controlled” have meanings correlative to the foregoing.
     “Applicable Law” means the laws, court opinions, attorney general opinions, rules and regulations of the United States or of any State or the various agencies, departments or administrative or governmental bodies thereof, and any regulatory guidance, determinations of (or agreements with) an arbitrator or Regulatory Authority and written direction from (or agreements with) any arbitrator or Regulatory Authority, as the same may be amended and in effect from time to time during the Term (and the Wind Down Period), including, (i) the EFTA; (ii) the federal Fair Credit Reporting Act (15 U.S.C. §§ 1681, et seq.); (v) the GLBA; (vi) the Bank Secrecy Act; (vii) federal and state money services business laws; (viii) the prohibition against unfair and deceptive trade practices in the Federal Trade Commission Act; (ix) state data security laws; and (x) the Telephone Consumer Protection Act; (x) any and all sanctions or regulations enforced by OFAC; (xi) statutes or regulations of any State relating to banks, banking, gift cards, money transmission or unclaimed property, to the extent applicable, as determined by CB&T pursuant to Section 3.2.1 hereof, to the issuance, sale, authorization or usage of the products and services offered under the’ Program or as otherwise applicable to any of the Parties, as all the same may be amended and in effect from time to time during the Term (and the Wind Down Period).
     “AML” means anti-money laundering.
     “Applicant” means any Person who applies for an Account.
     “Bank Secrecy Act” means the federal Bank Secrecy Act (12 U.S.C. §§ 1951 et seq.), as amended by the USA Patriot Act or otherwise from time to time, and all regulations thereunder and any successor regulations.
     “BIN’ means the bank identification number assigned to CB&T by Visa, the Interbank Card Association number assigned to CB&T by MasterCard, or similar identifier assigned to CB&T by other card associations or payment systems for the purposes of identifying and routing electronic payment transactions.
     “BSA/AML/OFAC Procedures” has the meaning set forth in Section 6.8.

     “Business Day” means any day other than a Saturday, Sunday or legal holiday, on which CB&T is open to the public for carrying on substantially all of its banking functions.
     “CB&T” has the meaning set forth in the Preamble.
     “CB&T Compliance Officer” has the meaning given in Section 6.3
     “CB&T Created Technology” has the meaning given in Section 11.7.2
     “CB&T Designees” has the meaning set forth in Section 15.3.
     “CB&T Determination” has the meaning set forth in Section 24.1.2.
     “CB&T License” has the meaning set forth in Section 11.2.1.
     “CB&T Owned Modifications” has the meaning given in Section 11.7.2.
     “CB&T Relationship Manager” means the Relationship Manager acting on behalf of CB&T.
     “CB&T Technology” has the meaning given in Section 11.7.2.
     “Change in Control” has the meaning set forth in Section 23.4.
     “CheckFree” has the meaning given in the Preamble.
     “CheckFree Agreement” has the meaning given in the Preamble.
     “CheckFree Payment Agreement” has the meaning given in the Preamble.
     “Claim” has the meaning set forth in Section 24.3.1.
     “Complaints” has the meaning set forth in Section 6.9.4.
     “Compliance Counsel” has the meaning set forth in Section 6.4.
     “Confidential Information” has the meaning set forth in Section 16.1.2.
     “Criticism” has the meaning set forth in Section 6.9.1.
     “Customer” means an individual who (i) applies for an Account, (ii) is issued an Account or otherwise provided an Account by CB&T, (iii) uses an Account to effect a Transaction, or (iv) purchases or uses any other product or service offered under the Program.
     “Customer Agreement” means, collectively, (i) a statement of the terms and conditions applicable to an Account, (ii) any initial Privacy Notices required by Applicable Law, and (iii) any other notices or documents related to an Account as may be required by Applicable Law.

     “Customer Funds” has the meaning set forth in Section 3.8.2(b).
     “Customer Identifying Information” means, collectively, the name, address, email address, telephone number, cell phone number, date of birth, and Social Security Number of each Applicant and Customer.
     “Disaster Recovery Plan” has the meaning set forth in Section 14.5.
     “Disclosing Party” has the meaning set forth in Section 16.1.4. “Dispute” has the meaning set forth in Section 25.1.
     “Effective Date” has the meaning set forth in the Preamble.
     “EFTA” means the Electronic Fund Transfer Act (15 U.S.C. §§ 1693, et seq.) and Regulation E thereunder (12 C.F.R. Part 205), each as amended from time to time.
     “Executive Complaints” means (i) any material complaint received by a Party from any System relating to the Program and (ii) complaints to any Regulatory Authority or senior management of any Party relating to the Program.
     “FFIEC” means the Federal Financial Institutions Examination Council.
     “Force Majeure Event” has the meaning set forth in Section 26.6.
     “Funding Account” has the meaning set forth in Section 3.8.2(b).
     “Funding Account Shortfall” has the meaning given in Section 9.1.1.
     “GLBA” means, collectively, the Gramm-Leach-Bliley Act, 15 U.S.C. §§ 6801, et. seq., the Privacy Regulations, and the standards for safeguarding customer information set forth in 12 C.F.R. Part 364 and 16 C.F.R. Part 314 or such corresponding regulations as are applicable to the Program and the Parties.
     “Green Dot” has the meaning set forth in the Preamble.
     “Green Dot Compliance Officer” has the meaning set forth in Section 6.3.
     “Green Dot Created Technology” has the meaning set forth in Section 11.7.1.
     “Green Dot Designees” has the meaning set forth in Section 15.3.
     “Green Dot License” has the meaning set forth in Section 11.1.1.
     “Green Dot Owned Modifications” has the meaning set forth in Section 11.7.1.
     “Green Dot Relationship Manager” has the meaning set forth in Section 15.1.
     “Green Dot Technology” has the meaning set forth in Section 11.7.1.

     “Independent Sales Organization” means a third party service provider sponsored by CB&T pursuant to the System Rules.
     “Initial Term” has the meaning set forth in Section 23.1.
     “Line of Credit” has the meaning given in Section 9.1.
     “Load Amount” means the value assigned to or loaded onto Prepaid Cards.
     “Load Fee” means a transaction fee charged in connection with the sale of a Prepaid Card or a Reload, as set forth in the Retailer Agreement.
     “Load Volume” means the Load Amounts related to all CB&T-issued products or services under the Program and all load amounts related to other Green Dot network programs.
     “Losses” has the meaning set forth in Section 24.1.
     “Management Committee” has the meaning set forth in Section 15.2.1.
     “Mark” means the service marks, trademarks and copyrights of Green Dot, the Systems, Synovus or CB&T, as applicable, including the names and other distinctive marks or logos, which identify Green Dot, the Systems, Synovus or CB&T.
     “MasterCard” means MasterCard International Incorporated and its successors and assigns.
     “Materials” means all written (including electronic) materials relating to the Program utilized by Green Dot, including training materials, policies and procedures, including without limitation BSA/AML/OFAC Procedures, advertisements, Customer Agreements, privacy policies, Privacy Notices, change in term announcements, counteroffers, Prepaid Card carriers, Customer service letters, any website established by Green Dot or CB&T in connection with the Program, any radio scripts or television scripts and displays, and any information or disclosures relating to Accounts provided to Customers, and documents and any material amendments or updates thereto relating to Retailers.
     “Member Service Provider” means a third party service provider under MasterCard rules.
     “Merchant” means any merchant, including Retailers.
     “NACHA” means the National Automated Clearing House Association and its successors and assigns.
     “Network Settlement Agreement” means that certain Settlement Agency Agreement entered into between CB&T and Green Dot dated as of January 1, 2005, as amended through the date hereof.
     “New CB&T Mark” has the meaning set forth in Section 11.2.1.
     “New Green Dot Mark” has the meaning set forth in Section 11.1.1.

     “New Materials” means Materials that either (i) as of the Effective Date of this Agreement are not already in active use in connection with the Program or (ii) such Materials that, as of the Effective Date of this Agreement are in active use in connection with the Program, but are materially or substantively amended or otherwise materially or substantively modified on or after the Effective Date of this Program. At such time as such New Materials are approved for use in connection with the Program as provided in this Agreement, such New Materials shall be deemed to be “Materials.”
     “New Relationship Process” means the processes set forth in the Program Operating Guidelines for the opening of new Accounts.
     “Noncompliance Losses” has the meaning set forth in Section 24.1.2. “Notifying Party” has the meaning set forth in Section 14.3.
     “Object Code” has the meaning set forth in Section 11.8.
     “OFAC” means the United States Department of Treasury’s Office of Foreign Assets Control.
     “Operating Account” means the account maintained at CB&T which is utilized to meet the funding requirements of the Funding Account.
     “Original Agreement” has the meaning set forth in the Recitals.
     “Oversight Committee” has the meaning set forth in Section 15.6.
     “Oversight Contact” means the chairperson of the Oversight Committee.
     “Oversight Plan” means the plans and procedures set forth in Schedule 6.2, as amended from time to time pursuant to ARTICLE 3, detailing CB&T’s policies and procedures applicable to the Program.
     “Party” or “Parties” means as applicable, Green Dot and/or CB&T and, as specified in Section 26.17, Synovus.
     “Payment Card Industry Data Security Standards” or “PCI Standards” means the data security standards established and implemented by the various payment card associations.
     “Person” means any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.
     “Prepaid Card” means a reloadable or non-reloadable prepaid card or other prepaid device issued by CB&T as a product of CB&T in connection with the Program pursuant to this Agreement and under authority from the System.

     “Prepaid Card Program” means that aspect of the Program related to the offer of Prepaid Cards to consumers and the servicing of such Prepaid Cards.
     “Privacy Notices” means all privacy policy disclosure statements required by Applicable Law, including without limit GLBA, in connection with the use of any Accountholder Data by CB&T or Green Dot, any of Green Dot’s Affiliates or any third party engaged by Green Dot or CB &T.
     “Privacy Rules” mean, collectively, those provisions of Title V of GLBA that address the permissible uses of personally identifiable information of customers and consumers and the obligations associated therewith, and the implementing regulations of the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or the Federal Trade Commission promulgated thereunder, and published interpretations thereof, all as they may be amended, supplemented and/or interpreted in writing from time to time by any federal Regulatory Authority.
     “Processor” means the entity which processes and maintains the system of records of transactions on the Accounts.
     “Program” means the Prepaid Card Program and all other activities undertaken by the Parties with respect to any other products and services offered pursuant to this Agreement.
     “Program Accounts” means the Retailer Reserve Account, the Operating Account, the Funding Account and the Settlement Account and such other accounts as may be established from time to time in connection with the Programs pursuant to the terms of this Agreement.
     “Program Operating Guidelines” has the meaning set forth in Section 3.4.
     “Protest Statement” has the meaning set forth in Section 24.1.2.
     “Receiving Party” has the meaning set forth in Section 16.1.4.
     “Regulatory Authority” means any federal, state or local governmental, regulatory or self-regulatory authority, agency, court, tribunal, commission or other entity asserting jurisdiction over CB&T, Green Dot or the Program.
     “Regulatory Communication” means all communications from any Regulatory Authority concerning the Program.
     “Reload” means the process of adding cash funds to an Account, including but not limited to, by way of (i) MoneyPak®, (ii) point-of-sale “swipe” transaction or (ii) direct deposit through the Automated Clearing House (ACH) system.
     “Renewal Term” has the meaning set forth in Section 23.1.
     “Reseller” means an entity authorized by Green Dot, pursuant to a Reseller Agreement, to market, promote, sell and fund Prepaid Cards and to load Accounts at and from locations of Merchants with which Reseller has contracted.

     “Reseller Agreement” means any agreement entered into between Green Dot and any prospective Reseller (and, if applicable, CB&T) to serve as a reseller pursuant to the provisions of this Agreement.
     “Retailer” means any Merchant that has executed a Retailer Agreement to distribute products or services, including without limit, Prepaid Cards, under the Program.
     “Retailer Agreement” means the written agreement between Green Dot and a Merchant selected as a Retailer (and, if applicable, CB&T) pursuant to the provisions of this Agreement.
     “SEC” means the U.S. Securities and Exchange Commission.
     “Security Breach” has the meaning set forth in Section 14.3.
     “Service Level Standards” means the Customer service standards set forth in Schedule 6.13.1.
     “Services” has the meaning set forth in Section 4.1.
     “Settle” and “Settlement” mean the movement of funds tendered for or loaded upon the Prepaid Cards among CB&T, other financial institutions and the System in accordance with Applicable Law to settle Transactions on such Prepaid Cards, including through automated clearing house or other networks or systems.
     “Settlement Account” means the accounts maintained by CB&T used for Settlement of all Transactions initiated by use of a Prepaid Card(s) by or on behalf of a Customer.
     “Standard Agreements” has the meaning given in Section 8.4.
     “Successor Bank” has the meaning set forth in Section 23.7.1.
     “Supporting Agreements” has the meaning set forth in Section 2.3.
     “Switchover Date” has the meaning set forth in Section 23.7.3.
     “Synovus” has the meaning set forth in the Preamble.
     “System” means any of NACHA, Visa, MasterCard, or any other card association or payment system selected by CB&T and agreed to by Green Dot with respect to the products and services contemplated by this Agreement.
     “System Rules” means the bylaws, operating rules and regulations of any applicable System, including the Payment Card Industry Data Security Standards.
     “Term” means the Initial Term and the Renewal Terms, collectively.
     “Third Party Service Provider” means a service provider which Green Dot utilizes to perform Customer service support services and that has access to Accountholder Data, including any Processor, but excluding Experian plc and LexisNexis, a division of Reed Elsevier Inc.

     “Third Party Service Provider Application Approval Policy” has the meaning set forth in Section 8.5.
     “Transaction” means using a Prepaid Card to do any of the following: (i) make a purchase or otherwise make a payment to or for the benefit of a third party; or (ii) obtain a credit for a previous purchase; or (iii) make a cash withdrawal at an automated teller machine, bank teller or via other means.
     “Visa” means Visa Inc. and its successors and assigns.
     “Wind Down Period” means the period from the date of termination or expiration of the Agreement through the date that the Parties have completed the transfer of the Program to a Successor Bank or completed the wind-down of the Program, pursuant to Section 23.7.
ARTICLE 2
ORIGINAL AGREEMENT; OTHER AGREEMENTS; PRIORITY OF DOCUMENTS
     2.1 Original Agreement. The Parties agree, recognize and acknowledge that as of the Effective Date, the Original Agreement is terminated and the activities undertaken pursuant to the Original Agreement shall be subject to the terms of this Agreement. The Parties recognize and acknowledge that the termination of the Original Agreement shall not affect the rights of the Parties under the Network Settlement Agreement, which shall be subject to the provisions of Section 2.2.
     2.2 Network Settlement Agreement. The Parties recognize and acknowledge that the terms of the Network Settlement Agreement shall continue to apply with respect to the respective rights and obligations of Green Dot and CB&T. Notwithstanding the foregoing, the pricing for the Network Settlement Agreement shall be as set forth in Schedule 12.1.
     2.3 Supporting Agreements. The Parties recognize and acknowledge that the terms of all supporting agreements entered into between or among CB&T and/or its Affiliates and Green Dot listed on Schedule 2.3 (collectively, the “Supporting Agreements”) and such other agency agreements between CB&T and/or Green Dot and Retailers or Resellers that are existing as of the Effective Date shall continue to apply with respect to the respective rights and obligations of Green Dot and CB&T.
     2.4 Priority of Documents. Any conflict or inconsistency between the provisions contained in the System Rules, the body of this Agreement (Articles 1 through 26), the Oversight Plan, the Retailer or Reseller Agreement, the Network Settlement Agreement, and the Schedules hereto other than Schedule 6.2 (Oversight Plan) and Schedule 8.4 (Retailer Agreement), shall be resolved with priority being given as follows, with those items listed first controlling over any listed later: (i) the System Rules; (ii) the body of this Agreement (Articles 1 through 26); (iii) Schedule 6.5.1 (Program Operating Guidelines); (iv) Schedule 6.2 (Oversight Plan); (v) the remaining Schedules of this Agreement; (vi) the Network Settlement Agreement; (vii) the Supporting Agreements; and (viii) in the following order, any Retailer Agreement, Reseller Agreement, or Third Party Service Provider Agreement.

ARTICLE 3
CB&T CONTROL; OVERVIEW OF THE PROGRAM
     3.1 General. CB&T and Green Dot hereby each acknowledge and agree that (a) CB&T has established the Program; (b) except as otherwise expressly provided in this Agreement, CB&T shall have full control and continued oversight over the Program, including without limitation all policies, activities and decisions with respect to the Program; (c) the products and services offered under the Program pursuant to this Agreement are products of CB&T; and (d) Green Dot shall serve as CB&T’s administrator and servicer for the Program, to which CB&T has delegated specific responsibilities relating to the marketing and servicing of the Program, including the marketing and sale of the Prepaid Cards. Schedule 3.1 sets forth a description of the current products offered under the Program. Additional products and services may be offered under the Program in accordance with the provisions of Section 3.6. The Program shall be implemented by CB&T issuing Prepaid Cards (and offering other products and services) pursuant to the terms of this Agreement.
     3.2 CB&T Control.
          3.2.1 Determination of Applicable Law and System Rules.
                    (a) CB&T Determinations. As between CB&T and Green Dot with respect to each of their respective rights and obligations under this Agreement, CB&T has the sole and exclusive right to determine (i) which System Rules and modifications thereto apply to the Program; (ii) which federal, State and local laws, court opinions, attorney general opinions, rules and regulations, and regulatory guidance, regulatory determinations of (or agreements with) or written directions of any arbitrator or Regulatory Authority, and modifications thereto, apply to the Program or the Parties hereto and thus are Applicable Laws; (iii) how such System Rules and Applicable Laws apply to the Program; and (d) how and to what extent pending, settled or decided lawsuits or enforcement actions affecting CB&T or any other company, and legal and regulatory developments and trends, should be addressed in the Program; provided, however, that in making such determinations, CB&T shall consult with Green Dot, shall exercise reasonable and professional judgment, and shall consult with legal counsel as appropriate.
                    (b) CB&T Amendments. CB&T further reserves the right to amend the Oversight Plan or the Program Operating Guidelines or other policies and procedures relating to the Program in consultation with Green Dot, as deemed necessary by CB&T in light of determinations made by CB&T under Section 3.2.1(a). In the event CB&T concludes that a modification to the Program is required due to a change in Applicable Law or System Rules, CB&T’s interpretation of Applicable Law or System Rules, or such other determinations made by CB&T under Section 3.2.1(a), CB&T shall provide Green Dot written notice with as much notice as is practicable prior to the adoption of such proposed modification. Green Dot may raise objections to the proposed modification and in such event, the Parties agree to cooperate and expedite resolution with respect to the Applicable Law or System Rules. If compliance with the modification to the Applicable Law or System Rules would result in a material change to the Program, CB&T agrees to provide Green Dot a commercially reasonable period of time to implement such material change, taking into account with respect to such period of time any legally-binding effective date of such modification and the legal, compliance and reputation risks to the Program and the Parties. Green Dot shall take all actions deemed necessary by CB&T, in CB&T’s commercially reasonable discretion, taking into account any legally-binding effective date with respect to such change in Applicable Law or System Rules and the legal, compliance and reputation risks to the Program and the Parties, to implement the modification in the manner and time period specified by CB&T. CB&T may seek specific performance under this Section 3.2.
          3.2.2 CB&T Program Control. Green Dot recognizes and acknowledges that CB&T shall retain decisional authority and control over the Program in all material respects, and that Green Dot shall not implement any changes to any aspect of the Program except as expressly stated herein. CB&T’s control of the Program shall include, without limitation, its rights to exercise its best judgment in making risk assessments and in determining whether any risks associated with the Program exceed what is appropriate in CB&T’s good faith judgment.
          3.2.3 CB&T Control Standard; Consultation. In any action to be undertaken by CB&T with respect to the Program (including without limit with respect to any change to the Program that CB&T believes may be required due to a change in Applicable Law, the System Rules, or in response to any Criticism), CB&T shall provide Green Dot with its reasoned basis for the action to be taken and implemented. In the event Green Dot, in good faith, disputes a proposed action to be taken by CB&T, any Party can refer the matter to the Dispute resolution procedures set forth in Section 25.2.
          3.2.4 CB&T Final Determination. At the conclusion of the consultation procedures set forth above, CB&T shall have the final determination as to any changes that may be required or advisable with respect to the Program, subject to the Dispute resolutions procedures of Section 25.2. Notwithstanding the foregoing consultation process, in the event that CB&T determines in its commercially reasonable judgment that a particular action or change to the Program must be implemented within a specific time period to address a change in Applicable Law, System Rule, or in response to a Criticism, CB&T shall have the right to implement, and cause Green Dot to implement, any required change to the Program in any time period that CB&T believes is necessary or appropriate.
          3.2.5 Green Dot Termination Right. In the event CB&T determines to implement a change to the Program following the procedures set forth above and Green Dot determines in good faith and in its commercially reasonable judgment that (a) such change in the Program is not required under Applicable Law or the System Rules, which determination is supported by a legal opinion provided to Green Dot by a reputable law firm, with a copy of such opinion provided to CB&T, and (b) such a change would cause a Green Dot Material Adverse Effect, Green Dot may, upon one hundred and eighty (180) days written notice to CB&T, terminate this Agreement; provided, however, that Green Dot shall not have the right to terminate this Agreement pursuant to this Section 3.2.5 if it does not issue a termination notice within sixty (60) days following CB&T’s decision to implement the change. Any termination by Green Dot pursuant to and permitted by this Section 3.2.5 shall be without any payment of liquidated damages or early termination payments of any kind by one Party to the other; provided that Green Dot shall pay CB&T the conversion expenses associated with such termination. For purposes of this Section 3.2.5 only, “Green Dot Material Adverse Effect”

means that Green Dot’s income from the Program for the [***] would be more than [***] percent ([***%]) lower than its income for the [***] period.
          3.3 Non-Exclusivity. Except as otherwise expressly provided in this Section 3.3 or as otherwise mutually agreed to in writing by the Parties, there shall be no limitation or restriction on a Party’s ability to engage in activities similar to the Program with any other Person. Without limiting the foregoing statement, Green Dot may enter into agreements or arrangements with other financial institutions to issue prepaid cards, cards or other bank products and services by and through the Retailers and other Merchants participating in the Program, and CB&T may enter into agreements and arrangements with third parties to issue and distribute products and services (including without limit prepaid cards and other cards) on behalf of CB&T.
          3.4 Program Operating Guidelines. The Parties acknowledge and agree that, as of the Effective Date, the terms and provisions of Schedule 6.5.1 (the “Program Operating Guidelines”) shall apply with respect to the manner in which Prepaid Cards shall be made available to consumers and the manner in which the Program shall operate. The Parties may amend the Program Operating Guidelines as provided in Section 3.2.1. The Parties agree to abide by the Program Operating Guidelines as in effect at any given time in performing their obligations under this Agreement.
          3.5 Green Dot’s Right to Offer Prepaid Cards. CB&T grants Green Dot the right to offer Prepaid Cards for sale on behalf of CB&T, and hereby appoints Green Dot as CB&T’s agent for the sole and limited purpose of facilitating compliance with the Bank Secrecy Act and state money transmitter statutes with respect to the Prepaid Card Program, including the sale of payment instruments, and providing services as described herein with respect to the Prepaid Card Program. CB&T may appoint one or more Retailers and Resellers as its agent or delegate for the purpose of facilitating compliance with the Bank Secrecy Act, state money transmitter laws, the sale of Prepaid Cards, or otherwise as CB&T determines to be necessary or prudent after consultation with Green Dot.
          3.6 Other Products and Services. Subject to the terms and conditions of this Agreement, during the Term, CB&T and Green Dot may, each acting reasonably, mutually agree in writing to the development and implementation of other financial or non-financial products and services that would be complementary to the Prepaid Card Program, beneficial to the Customer base or useful for CB&T given the nature and identity of the Customers, and the applicable mutually agreed pricing features and attributes. The terms and conditions of any such products or services, and the various rights, duties and obligations of each of Green Dot and CB&T (including fees, expenses and compensation) with respect to any such products or services, shall be as mutually agreed upon by the Parties, and shall be set forth in a Schedule to this Agreement signed by each Party; provided, however, that CB&T shall have final approval

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over any such products or services. Green Dot also may, with prior written approval from CB&T, which approval shall be granted or withheld in CB&T’s commercially reasonable discretion, offer to Customers non-financial products or services directly or through a Third Party Service Provider (approved by CB&T pursuant to the terms hereof). In the event that CB&T has not responded to a Green Dot proposal for any new product or service to be offered through the Program within twenty (20) Business Days of CB&T’s receipt from Green Dot of a written notice of its intent to offer such product or service (which notice shall contain sufficient detail on the proposed products and services), Green Dot may refer the matter to the Dispute resolution procedures set forth in Section 25.2.
          3.7 Accounts. The Parties acknowledge that the use of the term “Account” herein is for identification purposes only and is not intended to imply that any particular relationship constitutes an “account” for purposes of application of Applicable Law or otherwise.
          3.8 Handling of Funds.
               3.8.1 Loading of Accounts — General Description. Pursuant to the terms of the applicable Retailer Agreement, a Retailer shall, in connection with the sale of a Prepaid Card or any Reload, (a) collect from the Customer the Load Amount and any Load Fee authorized by the Retailer Agreement, and (b) [***] and [***]. Following completion of the sale transaction at a Retailer location, the [***] or, [***], a [***] to [***] to [***] on [***] in accordance with the terms of the Retailer Agreement.
               3.8.2 Deposit Accounts.
                    (a) Establishment of Deposit Account. CB&T shall establish and maintain such CB&T accounts as further described herein and in Schedule 3.8.2(a), including the Program Accounts, as are necessary to provide the services described in this Agreement.
                    (b) Customer Funds. Each Retailer performing the sale of a Prepaid Card or any Reload shall [***] to the [***] or the [***], as applicable (collectively, the “[***]”), in [***] for the [***].

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Per [***] shall [***] to a [***]. The [***] shall be [***] or [***] in [***] on [***] in accordance with [***]. Green Dot and CB&T acknowledge and agree that (i) once [***] or as otherwise [***] or [***], and [***] to [***] with respect to such [***] whether or not the [***], (ii) neither CB&T nor Green Dot shall [***] except as provided in this Agreement or in the Customer Agreement, and (iii) the [***] shall not be used for any other purpose.
                    (c) Daily Settlement. CB&T shall cause Customer Funds to be transferred from the Funding Accounts to the Settlement Accounts in an amount adequate to facilitate Settlement with the System on a daily basis or as otherwise determined by CB&T.
                    (d) Overdrawn Accounts. In the event an Account is overdrawn by a Customer, such overdrawn amount shall be deemed a receivable from the Customer to CB&T and such receivable shall be deemed assigned by CB&T to Green Dot in consideration for receipt of cash funds from Green Dot in such overdrawn amount paid to CB&T on a monthly basis.
ARTICLE 4
GREEN DOT RESPONSIBILITIES AND OBLIGATIONS
          4.1 General Responsibilities. Green Dot shall assist CB&T in the development and marketing of the Program products and services, market and sell Prepaid Cards and other products and services on behalf of CB&T, and perform services that are necessary or appropriate to support the Program (collectively, the “Services”). Green Dot is responsible for ensuring that the Program and all Services performed and undertaken hereunder shall be in compliance with Applicable Law, System Rules and this Agreement (including, without limitation, the Program Operating Guidelines). Without limiting the foregoing, Green Dot shall provide the following Services:

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                    (a) marketing and advertising of Prepaid Cards and such other of CB&T’s products and services as the Parties agree to advertise, including advertisement of the foregoing through Green Dot’s website;
                    (b) undertaking the Retailer, Merchant, Reseller and Third Party Service Provider objectives as set forth in ARTICLE 8;
                    (c) activating Prepaid Cards and providing customer service in accordance with the Service Level Standards set forth in Section 6.13 and Schedule 6.13.1;
                    (d) maintaining current and accurate books or records regarding the products and services marketed by Green Dot in accordance with Section 18.6;
                    (e) providing CB&T with reports detailing transactions and servicing with respect to the Program products and services marketed by Green Dot on behalf of CB&T as set forth in Schedule 4.1(e) or such other periodic or ad hoc reports as may be mutually agreed upon by the Parties from time to time at no additional cost to CB&T within the reasonable capacity of Green Dot;
                    (f) implementing the policies and procedures established by CB&T pursuant to this Agreement to approve Applicants, including the BSA/AML/OFAC Procedures;
                    (g) monitoring all Applicable Law, including money services business laws, for changes and notifying CB&T of such changes;
                    (h) monitoring all System Rules (including without limitation NACHA or other subsequent automated clearing house rules) for changes and notifying CB&T of such changes to the extent that CB&T, other than with respect to PCI Standards and rules and guidelines of an automated clearing house system or operator, either ensures that Green Dot receives communications directly from each System or CB&T provides Green Dot with System Rules changes (or a reasonable description of such changes) when such changes are communicated directly to CB&T;
                    (i) processing Customer refunds on behalf of CB&T for the Program; and
                    (j) providing appropriate notices to CB&T as required hereunder.
          4.2 Development and Delivery of Customer Agreements. Green Dot shall cooperate with CB&T to develop, and shall, in connection with the issuance of a Prepaid Card, provide the Customer with the Customer Agreement and any additional Materials related to the Program, in each case as such Customer Agreement and other Materials are approved by CB&T pursuant to the terms of this Agreement. All charges and fees applicable to the products and services offered pursuant to the Prepaid Card Program (or any other Program hereunder) shall be fully and completely disclosed in the Customer Agreement; provided, however, that the terms and conditions applicable to any ancillary products or services may be disclosed in a separate agreement related to such product or service or in a supplement to the Customer Agreement.

     4.3 Green Dot Employees. Green Dot shall be responsible for the conduct and active monitoring of its employees and sales representatives with respect to all aspects of Green Dot’s performance under this Agreement and the Program, including without limitation their respective compliance with this Agreement, Applicable Law, System Rules, and the Program Operating Guidelines and the Oversight Plan.
          4.3.1 Background Checks and Employee Responsibility. Without limiting the foregoing, Green Dot shall (i) conduct background and OFAC checks on each of its employees engaged in providing the Services, (ii) [***], and, if available [***], of [***], and [***] for [***] the [***] for any reason, and (iii) comply with the provisions of Section 19 of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (12 U.S.C. § 1829). [***]. Green Dot shall take action as soon as possible to rectify any non-compliant activity or other activity that, in CB&T’s commercially reasonable discretion, could cause harm to CB&T’s reputation or business.
          4.3.2 Green Dot Training. Green Dot shall provide appropriate training for its officers, employees, agents and representatives with respect to their duties, if any, related to the Program, and shall appropriately supervise all such personnel.
     4.4 Material Change to Green Dot. Green Dot shall notify CB&T as promptly as practicable in compliance with Applicable Law regarding a material change in Green Dot’s business operations, targeting of consumers or material acquisitions which may have an impact on the Program or Green Dot’s ability to perform its obligations hereunder.
ARTICLE 5
CB&T RESPONSIBILITIES
     5.1 CB&T Activities. CB&T shall be responsible for the following activities for the Program:
               (a) approval of Prepaid Card Program and other products and services that may be provided under the Program or any non-financial products or services that may be offered to Customers in accordance with Section 3.6;
               (b) approval of all Materials, including training materials, applications, Customer Agreement, and marketing documentation in accordance with Section 6.11.2;
               (c) in accordance with Section 6.8, approval of the BSA/AML the BSA/AML/OFAC Procedures;

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               (d) establishment and maintenance of the Program Operating Guidelines and Oversight Plan;
               (e) issuing Prepaid Cards and causing personal identification numbers to be assigned for each Prepaid Card;
               (f) holding Customer Funds in, and being liable to each Customer for Customer Funds in, Accounts, whether or not such Accounts have been activated by such Customer;
               (g) providing Green Dot with any notifications received from a System (other than PCI Standards or communications from NACHA or the Federal Reserve in its role as an automated clearing house operator) with respect to the Program or any changes in System Rules as provided in Section 4.1(h);
               (h) payment of compensation to Green Dot in accordance with Section 12.1; and
               (i) working closely with Green Dot to develop and enhance the Program to meet CB&T’s strategic objectives and goals, including by reviewing, assessing and approving in its commercially reasonable discretion, any modifications proposed by Green Dot.
     5.2 Privacy Notices. Each Party shall be responsible for providing each Customer with such Party’s Privacy Notice and the costs of mailing [***]; [***], that [***] shall reimburse [***] for the amount by which [***] printing and mailing costs for Privacy Notices exceed [***]% of [***] total [***] from the prior [***] period. Green Dot will support the technological and disclosure requirements necessary to permit the electronic delivery of disclosures upon Customer consent consistent with Applicable Law, to the extent the cost of such development would result in cost-savings in comparison with the expense of printing and mailing Privacy Notices. In addition, CB&T and Green Dot shall cooperate to (a) determine which Customers are entitled to annual Privacy Notices under Applicable Law, taking into account the status and balance of Accounts and the type of Prepaid Card held by each Customer, and (b) minimize the need under Applicable Law to provide annual Privacy Notices to Customers, such steps to include modifications to the Materials on a going-forward basis as necessary or appropriate to define when Accounts will be considered inactive; provided that such obligation would not require a change in terms announcement or other obligation that would be cost-prohibitive. Green Dot

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shall then take appropriate steps to flag or identify those Customers and related Accounts that will not receive annual Privacy Notices so as to minimize delivery of annual Privacy Notices when not required by Applicable Law.
     5.3 Customer Agreements. CB&T shall be the contracting party under all Customer Agreements and shall enter into a Customer Agreement with each Customer.
ARTICLE 6
PROGRAM COMPLIANCE
     6.1 Compliance with Applicable Law and System Rules. CB&T acknowledges and agrees that it shall be responsible for the Program compliance with Applicable Law and System Rules, including, (i) all charges and fees applicable to the Prepaid Cards, (ii) any disclosures provided to any Customer, including, the Customer Agreements and Privacy Notices, and (iii) other products and services of CB&T; provided, however, that such responsibilities of CB&T shall in no way limit Green Dot’s indemnification obligations under ARTICLE 24 except as provided in Section 24.1.2. Green Dot agrees that it shall comply, and shall cause all Retailers and Third Party Service Providers to comply, with all such instructions it receives from CB&T. CB&T shall advise Green Dot in a timely manner of all communications to CB&T related to the Program that CB&T receives from any System (other than PCI Standards or communications from an automated clearing house system or operator).
     6.2 Oversight Plan. CB&T has established the Oversight Plan as set forth in Schedule 6.2. CB&T may amend such Oversight Plan from time to time as provided in ARTICLE 3. Green Dot shall comply with the Oversight Plan and, during the Term, the provisions of the Oversight Plan shall apply in all respects to the rights, duties and obligations of Green Dot and CB&T. Green Dot shall seek CB&T’s approval as set forth in this Agreement and the Oversight Plan prior to adding or modifying any Program products or services or modifying Green Dot’s Services.
     6.3 Compliance Officers. The Oversight Committee may appoint one or more compliance officers (each, a “CB&T Compliance Officer”), who may be officers of CB&T or Synovus, and who shall have reasonable access to Green Dot’s facilities, personnel and records to review and examine for compliance purposes the services provided to Customers. The Oversight Committee or a CB&T Compliance Officer(s) shall be permitted to utilize a reasonable system of review by which to evaluate the services as deemed appropriate by CB&T. The results of such reviews shall be reported monthly to the Oversight Committee for use in its evaluation of the existing Service Level Standards. The Oversight Committee may establish regular audit procedures and frequencies for the services provided to Customers by Green Dot. Green Dot shall designate a specified representative (the “Green Dot Compliance Officer”) who shall be a senior level employee of Green Dot, to coordinate compliance matters with the Oversight Committee or CB&T Compliance Officer(s). The Green Dot Compliance Officer, the Oversight Contact, and CB&T Compliance Officer(s) shall be identified in the Oversight Plan. Green Dot shall consult with CB&T prior to replacing the Green Dot Compliance Officer, and in good faith discuss any objection CB&T may have to such replacement.

     6.4 Compliance Counsel. CB&T may exercise its discretion to obtain legal counsel (“Compliance Counsel”) with expertise in the field of payment instruments to assist CB&T in reviewing, and to advise CB&T with regard to, the compliance with all Applicable Law and System Rules, and all Materials, procedures and matters referred to in the Oversight Plan. Such Compliance Counsel shall be employed solely by CB&T and retained in that capacity so long as CB&T deems advisable, shall have no client relationship with Green Dot, and shall owe no duty of loyalty to Green Dot. Until Green Dot is notified otherwise by CB&T, the Compliance Counsel shall be John ReVeal of Nelson Mullins Riley & Scarborough LLP, as identified in Section 26.14. [***].
     6.5 Operating Processes and Procedures.
          6.5.1 Program Operating Guidelines. The current Program Operating Guidelines, including the New Relationship Process and the process for the loading and reloading of Prepaid Cards, are attached hereto in Schedule 6.5.1.
          6.5.2 Review and Approval of Changes to the Process.
               (a) In the event Green Dot desires to change the New Relationship Process in any material way, Green Dot shall first present the proposed changes to CB&T for review as set forth in the Oversight Plan and may not implement the change unless and until CB&T has approved such proposed change. CB&T shall review the proposed changes and provide any comments or modifications as promptly as reasonably possible.
               (b) Notwithstanding Section 6.5.2(a), in the event that (i) Green Dot identifies circumstances requiring immediate changes to the New Relationship Process either to (1) protect CB&T or Green Dot against money laundering, losses due to fraud, computer hacking or viruses, or (2) ensure compliance with the Bank Secrecy Act or the laws, regulations, rules and sanctions administered by the Office of Foreign Assets Control, and (ii) in such event Green Dot in good faith determines that changes to the New Relationship Process must be implemented immediately to avoid the foregoing losses or to ensure material compliance with the Bank Secrecy Act or the laws, regulations, rules and sanctions administered by the Office of Foreign Assets Control, then Green Dot may implement such changes (the “Emergency Changes”) without first notifying CB&T, provided that Green Dot promptly reports such Emergency Changes to CB&T and implements such modifications to the Emergency Changes as CB&T in its reasonable discretion determines to be necessary, appropriate or prudent.
          6.5.3 Other Programs. CB&T may establish additional policies and procedures for any other product or service offered under this Program after consultation with Green Dot.
     6.6 Marketing Initiatives. Green Dot shall obtain the prior approval of CB&T with respect to any marketing initiatives under the Program that it desires to implement as set forth in the Oversight Plan.

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     6.7 Escheat. Green Dot shall provide escheat services on CB&T’s behalf for the Program in compliance with all state unclaimed property laws, including remitting any unclaimed funds to the appropriate jurisdiction as required under Applicable Law, as set forth in the letter agreement set forth in Schedule 6.7. [***] shall be solely liable for any costs and fines related to any challenge by any Regulatory Authority with respect to escheat or unclaimed property laws, regardless of whether such cost is incurred by or such fines are assessed to CB&T or Green Dot.
     6.8 BSA/AML/OFAC Compliance. Green Dot shall comply with the obligations of the Bank Secrecy Act and implement the comprehensive Bank Secrecy Act, anti-money laundering, and OFAC program (the “BSA/AML/OFAC Procedures”) approved by CB&T and as set forth in Schedule 6.8, designed specifically to address the products and services offered pursuant to the Program. Green Dot shall maintain the BSA/AML/OFAC Procedures, and such other compliance measures, including a system of internal controls to assure ongoing compliance with the Bank Secrecy Act, independent testing of the BSA/AML/OFAC Procedures, the designation of an individual or individuals responsible for coordinating and monitoring the BSA/AML/OFAC Procedures and training for appropriate personnel. Green Dot and CB&T shall coordinate complete reviews of the BSA/AML/OFAC Procedures and any other Green Dot Bank Secrecy Act, anti-money laundering, and OFAC program as it relates to the Program at least annually, and more frequently when new enforcement trends, regulatory guidance, or changes to Applicable Law suggest that such reviews are advisable in CB&T’s reasonable determination.
     6.9 Compliance and Legal Action.
          6.9.1 Receipt of Criticism. In the event that a Party receives criticism in a report of examination or in a related document or specific oral communication from, or is subject to formal or informal supervisory action by, or enters into an agreement with any Regulatory Authority or any System with respect to any matter whatsoever relating to (including omissions therefrom) the Program (any such event a “Criticism”), such Party, as applicable, shall advise the other Party in writing of the Criticism received and share with the other Party relevant portions of any written documentation, or for oral communications, provide a detailed summary in writing, received from the relevant Regulatory Authority or System, as applicable, to the extent not specifically prohibited by Applicable Law or System Rules. Following receipt of such Criticism the Parties shall in good faith consult as to the appropriate action to be taken to address such Criticism, and resolution of such Criticism shall be in accordance with Section 3.2.3. Green Dot shall take all actions deemed necessary by CB&T, in its commercially reasonable discretion, to address the Criticism in the manner and time period specified by CB&T. CB&T may seek specific performance under this Section 6.9.1.
          6.9.2 Regulatory Communications. Each Party shall, to the extent permitted by Applicable Law, provide the other Party with notice and copies of any material Regulatory Communications received by such Party concerning any aspect of the Program within five (5) Business Days of receipt of such Regulatory Communication. For any Regulatory

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Communication for which a response from either Party is required or in either Party’s reasonable judgment is prudent, the Parties shall coordinate and cooperate on the response. If the Regulatory Communication concerns any aspect of the Program, CB&T shall have the final authority to approve the actual response to be made.
          6.9.3 Executive Complaints and Responses. Each Party shall provide the other Party’s Compliance Officer (or such other person as either Party may designate) with notice and copies of any Executive Complaint within five (5) Business Days of receipt of such Executive Complaint. The Green Dot Compliance Officer (or his or her designee) shall propose appropriate response to such Executive Complaints and the CB&T Compliance Officer shall approve the final responses for all Executive Complaints.
          6.9.4 Program Complaints and Responses. Each Party shall catalog and maintain copies of all Criticisms, Regulatory Communications, and Executive Complaints (collectively, “Complaints”), and responses thereto for the period required by Applicable Law or such longer period as specified by CB&T in a written notice to Green Dot. Each Party shall (i) have access at all times to pending and closed Complaints and responses, and (ii) review monthly a summary of all Complaints and audit a reasonable number, as mutually determined by the Parties, of such Complaints.
          6.9.5 Legal Action. Each Party shall promptly notify the other Party of any legal action relating to the Program brought by a third party. Each Party shall make commercially reasonable efforts to assist the other Party in complying with any subpoenas relating to any such legal action.
     6.10 Regulatory Examinations.
          6.10.1 CB&T Examination. Green Dot agrees to (i) cooperate and require all Retailers, Resellers and Third Party Service Providers to cooperate in any examination which may be requested by any Regulatory Authority or System with audit and examination authority over CB&T and (ii) provide and shall require all Retailers, Resellers and Third Party Service Providers to provide to CB&T any information that may be requested by any Regulatory Authority or System in connection with their examination or review of CB&T or the Program and shall reasonably cooperate, and (iii) require all Retailers, Resellers and Third Party Service Provides to reasonably cooperate, with such Regulatory Authority or System in connection with any such examination or review. Green Dot also shall, at its sole cost and expense, provide such other information, including financial information, as CB&T, System or any Regulatory Authority may from time to time reasonably request with respect to Green Dot, Retailers, Reseller and Third Party Service Providers.
          6.10.2 Green Dot Examination. CB&T (i) acknowledges that Green Dot is subject to examination under the Bank Service Company Act, and (ii) agrees to cooperate with any such examination subject to Applicable Law. In connection therewith, CB&T shall provide to Green Dot any information that may be required by any Regulatory Authority or System in connection with their examination or review of Green Dot or the Program and shall reasonably cooperate with such Regulatory Authority or System in connection with any such examination or review. CB&T also shall provide such other information as the Systems or any Regulatory

Authority may from time to time reasonably request with respect to the Program. CB&T shall make such data and other information available to Green Dot at the sole cost and expense of CB&T.
     6.11 Green Dot Licensing and Registration Requirements.
          6.11.1 State Licensing Requirements. Green Dot shall obtain and maintain, and shall ensure that each Retailer, Reseller and Third Party Service Provider obtains and maintains, all licenses, permits and approvals necessary for the Program under Applicable Law. Without limiting the foregoing, Green Dot shall obtain, and shall ensure that Retailers and Resellers obtain, licenses (or exemptions from licensing) as a registered money services business as required by federal and state money services business laws and that each Retailer and, if applicable, Reseller, is either (i) sponsored by Green Dot as agent pursuant to appropriate agency agreements with Green Dot, (ii) is sponsored by CB&T as agent pursuant to appropriate agency agreements with CB&T or (iii) is appropriately registered as money services business, as required by federal or state money services business laws.
          6.11.2 System Registration Requirements. CB&T shall maintain its registration with the applicable System and fully comply with the terms of any documents and agreements executed therewith. Green Dot shall provide CB&T a monthly update of the identity and location of all locations where Prepaid Cards are sold.
     6.12 Materials.
          6.12.1 General Approval. Except as otherwise expressly provided herein, the Parties shall mutually develop all Materials; provided, however, that CB&T shall have final approval over all Materials and New Materials. All Materials shall comply with this Agreement, the System Rules and Applicable Law. Green Dot shall not use any Materials or New Materials unless CB&T has expressly approved such Materials or New Materials. Green Dot shall promptly submit to CB&T copies of all New Materials it contemplates using in connection with the Program, and CB&T shall promptly approve or reject such New Materials in its reasonable discretion. In the event that CB&T has not responded to Green Dot’s proposal to approve specific New Materials within fifteen (15) Business Days of CB&T’s receipt from Green Dot of the form of such New Materials, Green Dot may refer the matter to the Dispute resolution procedures set forth in Section 25.2; provided, however, if New Materials are materially or substantively changed by Green Dot after Green Dot’s initial submission of such New Materials to CB&T for approval, the foregoing fifteen (15) Business Day time period for review begins anew upon Green Dot’s submission of such modified New Materials to CB&T.
          6.12.2 Amendment to Materials. In the event there is a change in Applicable Law or System Rules, Green Dot and CB&T shall, in advance of the effective date of any such change (when such change has an effective date), coordinate a review of all Materials that could be affected by such change, and Green Dot shall implement all required changes to the Materials as determined by CB&T, in consultation with Green Dot, pursuant to the provisions of Section 3.2.1. CB&T may require Green Dot to amend previously approved Materials as necessary to comply with Applicable Law, System Rules, or prudent industry practice. [***] shall bear all reasonable costs related to any changes to the Materials required hereunder. In

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the event of a modification to the Customer Agreement that requires a change to the Prepaid Cards, informational disclosures, Prepaid Card carrier, or other Materials, CB&T and Green Dot shall agree to an implementation process that enables Green Dot to utilize any existing inventories of such materials to the extent practicable and to the extent such use would comply with Applicable Law and System Rules.
          6.12.3 Delivery of Materials. Green Dot shall provide CB&T with copies of any and all of the Materials, including advertisements, Green Dot’s policies and procedures promulgated in connection with this Agreement, Materials relating to Customer service by Green Dot under the Program, training materials, call center scripts and form letters, and any other documentation or processing information related to the Program which CB&T may request. Without limiting the foregoing, Green Dot shall provide CB&T with copies of Green Dot’s policies and procedures relating to the Program when such policies or procedures are materially modified and, in any event, at least annually.
     6.13 Customer Service.
          6.13.1 Servicing of Accounts by Green Dot. Green Dot shall service, administer and arrange for such trained personnel as are necessary or appropriate for servicing the Accounts in accordance with the Service Level Standards set forth in Schedule 6.13.1. With respect to any servicing activity not specifically identified in Schedule 6.13.1, Green Dot shall provide such services at a commercially reasonable standard of care consistent with industry best practices as approved by CB&T hereunder. Any material changes to the anticipated Service Level Standards set forth in Schedule 6.13.1 shall be approved by CB&T in its commercially reasonable discretion. CB&T and Green Dot shall establish the criteria and procedures for directing Customer calls and correspondence to CB&T.
          6.13.2 Customer Service Standards. CB&T shall develop Customer service standards for servicing that are designed to promote Customer satisfaction and to promote the preservation and growth of the Customer base. CB&T may, but shall not be required to, monitor or at any time audit or otherwise review compliance with standards to confirm that required levels be maintained. CB&T may request additional Customer service standards. If CB&T receives any guidance, complaints or comments from any Regulatory Authority or System or is required to do so by Applicable Law, CB&T and Green Dot shall work together to alter or amend such Customer service standards to reasonably address such concerns.
          6.13.3 CB&T Monitoring. CB&T or any System or Regulatory Authority may, subject to Applicable Law and Green Dot’s privacy policies, monitor Customer calls, e-mails, and other Customer communications on a random, periodic basis for quality. All of the foregoing monitoring by CB&T may be conducted by CB&T on an anonymous basis insofar as the individuals participating in the calls, e-mails or other Customer communications is concerned; provided, however, that Green Dot management may be informed of such monitoring and all participants to the calls, e-mails or other Customer communications may receive advance notice, if required by Applicable Law, that calls, e-mails and other Customer communications may at any time be monitored for quality control purposes.

          6.13.4 Customer Surveys. At CB&T’s request, no more frequently than two (2) times each year, Green Dot shall conduct Customer surveys to assess Customer satisfaction. Such surveys shall be developed jointly by CB &T and Green Dot, and Green Dot shall share the results of all such surveys with CB&T.
          6.13.5 Fraud Monitoring. Green Dot shall monitor usage of Program products and services by Customers, Accounts, Retailers and Resellers to track, review and report on fraudulent use of Program products and services, and the Parties shall cooperate to reduce fraud. Green Dot also shall adopt such fraud monitoring practices as are substantially similar to and consistent with the best industry practices and any applicable System Rules. Green Dot shall provide to CB&T a summary report of findings from Green Dot’s fraud monitoring at least quarterly, which fraud report shall include a quarterly fraud trends update.
ARTICLE 7
SYSTEM RULES
     7.1 System Membership/Registration. CB&T shall (i) remain a member in good standing in the Systems associated with the products and services marketed by Green Dot on behalf of CB&T, and (ii) provide such BINs and similar identifiers necessary in conjunction with such products and services. CB &T shall register Green Dot with the System(s) designated in Schedule 7.1 as a third-party provider (e.g., an Independent Sales Organization with Visa or as a Member Service Provider with MasterCard). Green Dot shall execute and provide CB&T with all documentation as may be necessary for such registrations and any renewals thereof, and shall be responsible for all initial registration fees, renewal fees and any assessments related to Green Dot’s registration with such System(s). Green Dot shall maintain its registration with the applicable System and fully comply with the terms of any documents and agreements executed therewith. Green Dot and CB&T shall deliver to each other, within five (5) Business Days of receipt, a copy of all notices or correspondence (other than Confidential Information) received from the Systems relating to any products or services marketed by Green Dot on behalf of CB&T unless such communication is time-sensitive, in which case, such communication shall be delivered as soon as reasonably practicable.
     7.2 System Obligations. Each Party shall take all actions as may be required from time to time by any System in connection with the Program. Additionally, (i) [***] shall be responsible for [***] assessed from time to time by any System in connection with the Program [***], and, if such [***] or [***] are paid by [***], then [***] shall reimburse [***], and (ii) [***] shall be responsible

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for [***] assessed from time to time by any System in connection with the Program [***], and, if such [***] are paid by [***], then [***] shall reimburse [***].
ARTICLE 8
RETAILER, RESELLER AND THIRD PARTY SERVICE PROVIDER AGREEMENTS
     8.1 Development of Retailer Group.
          8.1.1 New Merchant Selection. Subject to this ARTICLE 8, Green Dot and CB&T shall from time to time select new Merchants to participate in the Prepaid Card Program as Retailers, following which Green Dot shall enter into Retailer Agreements with such Merchants. Green Dot is hereby authorized to enter into agreements with each Retailer which set forth the terms by which such Retailer shall be compensated for its marketing and sale of Prepaid Cards, which may include, but shall not be limited to, [***] shall be responsible for administering the business relationships with the Retailers.
          8.1.2 Existing Group. The Parties acknowledge and agree that all Retailers, Resellers and Third Party Service Providers used by Green Dot as of the Effective Date (and identified in Schedule 8.1.2) have been approved by CB&T, and Green Dot shall not be required to obtain CB&T’s further approval to engage such third parties to participate in the Program as Retailers, Resellers or Third Party Service Providers; provided, however, that CB&T may withdraw such approval pursuant to the terms hereof; and provided further, that Green Dot may not change the terms of any Retailer, Reseller or Third Party Service Provider Agreement as in effect as of the Effective Date without the prior approval of CB&T as provided in Section 8.4 hereof, other than terms relating to (i) the compensation of a Retailer for its marketing and sale of Prepaid Cards, (ii) agency or other language to comply with state money transmission licensing requirements, or (iii) a one-time extension of the term of the agreement for up to twelve (12) months.
     8.2 Retailer Approval; Excluded Merchants. CB&T at all times reserves the right to reject, or terminate its relationship with, any Retailer for the Program if in CB&T’s commercially reasonable judgment such Retailer could expose CB&T to legal, financial, or reputational risk, risk of lawsuit or Criticism, or otherwise engages in types of businesses or conduct that are inconsistent with CB&T’s corporate philosophies or risk tolerances. A Merchant may not participate in the Program as a Retailer unless: (i) CB&T approves the Merchant’s application; and (ii) Green Dot and the Merchant (and if applicable, CB&T) execute a Retailer Agreement that has been approved by CB&T pursuant to Section 8.4 hereof. If Green Dot desires to add a new Merchant to the Program, Green Dot will provide a request and

***	Confidential material redacted and filed separately with the Commission information on the Merchant to CB&T, and CB&T will acknowledge receipt of such request within seven (7) Business Days after receipt of such request and provide Green Dot with an approval or denial decision within twenty (20) Business Days after receipt of such request. Unless CB&T otherwise conditions its approval, approval of a Merchant shall include all locations of that Merchant identified in the Retailer Agreement; provided, however, that Green Dot shall remain liable and indemnify CB&T and hold CB&T harmless for all actions or failures to act by a Merchant with respect to its activities and those at any location included in the Retailer Agreement. If Applicable Law requires CB&T to be a party to the Retailer Agreement, CB&T shall enter into an agreement with the Retailer solely to the extent required by Applicable Law.
     8.3 Reseller Approval. All prospective Resellers solicited by Green Dot shall be approved by CB&T. CB&T at all times reserves the right to reject, or terminate its relationship with, any Reseller for the Program if in CB&T’s commercially reasonable judgment such Reseller could expose CB&T to legal, financial, or reputational risk, risk of lawsuit or Criticism, or otherwise engages in types of businesses or conduct that are inconsistent with CB&T’s corporate philosophies or risk tolerances. A prospective Reseller may not participate in the Program unless (a) CB&T approves the prospective Reseller’s application and (b) Green Dot and the prospective Reseller (and if applicable, CB&T) execute a Reseller Agreement that has been approved by CB&T pursuant to Section 8.4 hereof. If Green Dot desires to add a new Reseller to the Program, Green Dot will provide a request and information on the Reseller to CB&T, and CB&T will acknowledge receipt of such request within seven (7) Business Days after receipt of such request and provide Green Dot with an approval or denial decision within twenty (20) Business Days after receipt of such request. Unless CB&T otherwise conditions its approval, approval of a Reseller shall include all locations of that Reseller identified in the Reseller Agreement; provided, however, that Green Dot shall remain liable and indemnify CB&T and hold CB&T harmless for all actions or failures to act by the Reseller with respect to its activities and those at any location included in the Reseller Agreement. If Applicable Law requires CB&T to be a party to the Reseller Agreement, CB&T shall enter into an agreement with the Reseller solely to the extent required by Applicable Law.

     8.4 Retailer and Reseller Agreements. Green Dot has provided to CB&T the form of its standard Retailer Agreement and Reseller Agreement, copies of which are set forth in Schedule 8.4 (collectively, the “Standard Agreements”). The Parties agree that although variances in the terms of the Standard Agreements may be necessitated by virtue of negotiations between Green Dot and any particular Retailer or Reseller, Green Dot covenants and agrees to utilize its commercially reasonable efforts to confirm that all Retailer and Reseller Agreements deviate as immaterially as possible from the Standard Agreement. Any material deviations from the Standard Agreement related to confidentiality, CB&T approval of the program, settlement or compliance with law shall require the prior written consent of CB&T, and any modifications to any Retailer Agreement or Reseller Agreement after it has been executed by the Retailer or Reseller must be approved by CB&T, other than modifications provided for in subsections (i) through (iii) of Section 8.1.2; provided that CB&T shall make reasonable efforts to provide a determination to Green Dot’s request for approval within five (5) Business Days of CB&T’s receipt of such request, such approval shall not be unreasonably withheld or conditioned, and Green Dot and CB&T agree that it shall not be unreasonable for CB&T to refuse a deviation from the Standard Agreement or modification to an existing Retailer or Reseller Agreement if CB&T determines in its commercially reasonable discretion that such deviation or modification could expose CB&T to legal or reputational risk, risk of lawsuit or regulatory action, or otherwise would be inconsistent with CB&T’s risk policies. Green Dot shall provide to CB&T copies of all executed Retailer and Reseller Agreements, including all amendments, supplements and modifications thereof, promptly upon the execution of such agreement and amendments, supplements or modifications.
     8.5 Third Party Service Provider Agreement and Approval. A service provider shall not provide services for the Program unless (i) the service provider is approved by CB&T pursuant to the standards for acceptance (“Third Party Service Provider Application Approval Policy”) set forth in the Program Operating Guidelines; and (ii) Green Dot and the service provider execute an agreement which shall, at a minimum, include the provisions and address the issues set forth in Schedule 8.5. No material change in the scope of responsibilities (including the assignment of different kinds of Accounts) of an approved Third Party Service Provider agreement may be made without CB&T’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.
     8.6 Approval of Assumption of Responsibilities by Green Dot or its Affiliates. In the event that Green Dot or any of Green Dot’s Affiliates chooses to perform any of the functions that, as of the time of such choice or the Effective Date of this Agreement (whichever is later), are performed by any Processor or other Third Party Service Provider, Green Dot or such Affiliate, as applicable, must (i) satisfy the Third Party Service Provider Application Approval Policy; (ii) be approved by CB&T, which approval shall not be unreasonably withheld; and (iii) in the case of a Green Dot Affiliate, execute an addendum to this Agreement setting forth its responsibilities.
     8.7 Changes to and Renewal of Agreements.
               (a) CB&T may in its commercially reasonable discretion (and subject to Section 3.2.3), modify (or require that Green Dot modify) any Reseller Agreement, Retailer Agreement, or Third Party Service Provider agreement, and the Standard Agreements, to reflect changes in Applicable Law, System Rules, or in response to Criticism. Following any such modification Green Dot shall, to the extent applicable, amend the existing Retailer Agreements, Reseller Agreements, and Third Party Service Provider agreements to reflect such change.
               (b) No Retailer Agreement, Reseller Agreement, or Third Party Service Provider agreement may be renewed without CB&T’s prior approval under the standards set forth in Sections 8.2, 8.3 and 8.5 for CB&T’s initial approval of such agreement. In the event one of the foregoing agreements renews automatically by its terms unless a party thereto provides advance notice of non-renewal to the other party or parties before a specified time period or date (the “Non-Renewal Deadline”, CB&T shall provide notice to Green Dot within thirty (30) calendar days before such Non-Renewal Deadline if CB&T does not approve the renewal of the relevant agreement. Green Dot will provide CB&T, promptly upon its execution, copies of each Retailer Agreement, Reseller Agreement, and Third Party Service Provider agreement and any amendments to any of the foregoing agreements.
     8.8 Compliance by Retailers, Resellers and Third Party Service Providers.
               (a) Green Dot shall be responsible for the conduct and monitoring of Retailers, Resellers and Third Party Service Providers with respect to all aspects of their performance under the Program, including without limitation their respective compliance with this Agreement, Applicable Law, System Rules, their respective Retailer, Reseller and Third Party Service Provider agreements, and the Program Operating Guidelines and the Oversight Plan.
               (b) Green Dot shall be liable to and indemnify CB&T and hold CB&T harmless for Green Dot’s, Retailers’, Resellers’ or Third Party Service Providers’ actions, failures to act or failure to comply with Applicable Law, System Rules, this Agreement or the applicable Retailer, Reseller or Third Service Provider Agreement, and the Program Operating Guidelines and Oversight Plan, to the extent such actions, failures to act or failure to comply relate to the Program.
     8.9 Denial or Termination of Retailer, Reseller or Third Party Service Provider. Green Dot acknowledges and agrees that CB&T’s decision whether to approve or reject any entity that is under consideration to become a Retailer, Reseller or Third Party Service Provider, and whether to continue permitting any Retailer, Reseller or Third Party Service Provider to participate in the Program, shall be final and that CB&T may direct Green Dot to terminate any Retailer, Reseller or Third Party Service Provider with respect to the Program in the event that, in CB&T’s commercially reasonable judgment, such Retailer, Reseller or Third Party Service Provider could expose CB&T to legal, financial, or reputational risk, risk of lawsuit or Criticism, otherwise engages in types of businesses or conduct that is inconsistent with CB&T’s corporate philosophies or risk tolerance, or, in the case of a Third Party Service Provider, fails to perform to reasonable industry standards. In the event CB&T determines pursuant to the terms hereof to terminate an existing Retailer, Reseller or Third Party Service Provider, Green Dot shall wind- down its relationship with such Retailer, Reseller or Third Party Service Provider and terminate such agreement in a commercially reasonable manner taking into account (i) the monetary costs associated with such termination, (ii) the reason for such termination, and (iii) the impact on Green Dot’s customers and staffing.

     8.10 Retailer, Reseller and Third Party Service Provider Due Diligence, Training and Monitoring.
          8.10.1 Due Diligence. Prior to referring any entity to CB&T to become, as applicable, a Retailer, Reseller or Third Party Service Provider, Green Dot shall perform a due diligence review and document such review of the entity and, as applicable, its principal owners and management, as set forth in the Program Operating Guidelines and, with respect to Third Party Service Providers, as otherwise is consistent with the FFIEC’s IT Examination Handbook (including the booklets therein entitled “Supervision of Technology Service Providers” and “Outsourcing Technology Services”), as such handbook is amended from time to time (collectively, the “FFIEC Handbook”).
          8.10.2 Financial And Other Monitoring. Green Dot shall perform ongoing financial monitoring of all Retailers, Third Party Service Providers and Resellers, such monitoring to be consistent with Applicable Law, including, but not limited to, the FFIEC Handbook, and System Rules. Green Dot shall request Retailers, Third Party Service Providers and Resellers to furnish CB&T with such financial and other information as CB&T may from time to time reasonably request. Green Dot shall promptly notify CB&T of any information Green Dot receives that is reasonably likely to have a material adverse effect on the creditworthiness of any Retailer, Third Party Service Provider or Reseller or that could affect a Retailer’s, Third Party Service Provider’s or Reseller’s ability to meet its obligations under the Program. Green Dot also shall promptly notify CB&T in the event Retailer or Reseller engages in any activities that Green Dot suspects may create legal, financial or reputational risk, risk of lawsuit or Criticism.
          8.10.3 Security Measures and Controls. Green Dot shall monitor Retailers’, Resellers’ and Third Party Service Provider’s operations, policies and procedures, such monitoring to be consistent with the requirements and guidance reflected in the FFIEC Handbook, and shall cause Retailers, Resellers and Third Party Service Providers (to the extent it may have access to Accountholder Data) to have proper security measures in place for the protection of Accountholder Data that are in compliance with Applicable Law and System Rules, including the Payment Card Industry Data Security Standard as implemented by the applicable System.
          8.10.4 Training. Green Dot shall provide to each Retailer, Reseller and Third Party Service Provider that provides Customer-facing Services (e.g., call center providers) all necessary and appropriate training and support required to implement the Program, all in a form and substance reasonably satisfactory to CB&T and in accordance with industry best practices.
          8.10.5 Third Party Service Provider Site Certifications. If requested by CB&T consistent with Section 3.2.3, or if required by CB&T’s credit policy, Applicable Law, or the System Rules, Green Dot shall perform periodic site certifications reasonably satisfactory to CB&T of each Third Party Service Provider in order to determine that such entity has proper facilities, equipment, licenses and permits to perform its services related to the Program. Green Dot shall submit a written inspection report to CB&T in connection with each such site certification in such form as CB&T shall reasonably designate, and Green Dot warrants that, as of the date of the submission of such inspection report to CB&T, to the best of Green Dot’s knowledge, the report is true, correct, complete and not misleading. Upon Green Dot’s determination that any information contained in any such inspection report is incorrect, incomplete, or misleading in any way, Green Dot shall promptly notify CB&T of same.
          8.10.6 Secret Shopping. Green Dot shall institute and maintain a secret shopper program to monitor Retailer sales of Prepaid Cards. Such secret shopping program will be designed to review the Retailer’s Prepaid Card sales practices and merchandising.
     8.11 Existing Retailers, Resellers and Third Party Service Providers. Green Dot shall provide CB&T such information as reasonably requested with respect to all Retailers, Resellers and Third Party Service Providers.
     8.12 Processor Relationship. Any Processor for the Prepaid Card Program shall be subject to the provisions of this Agreement as a Third Party Service Provider. CB&T has right of final approval of a proposed new Processor, such approval not to be unreasonably withheld or delayed. Green Dot shall cause CB&T personnel to have appropriate and adequate training on Processor’s systems to access all Program information and reports necessary to CB &T and to cause CB&T personnel have access to all Program information on Processors’ systems.
     8.13 CB&T Right to System of Records. Green Dot acknowledges and agrees that, as the owner of the Program, CB&T has the right at any time to access all records, including all reports (periodic reports and ad hoc reports) and information available from any Third Party Service Provider (including, without limitation, Processor). Green Dot’s agreement with each Third Party Service Provider (including, without limitation, Processor) shall require such Third Party Service Provider or Processor, to provide Green Dot with full access to all records, including all information and reports, related to the Program, and Green Dot Shall in turn provide those records, information and reports to CB&T upon CB&T’s request.
     8.14 Access to Third Party Service Providers. Green Dot hereby authorizes CB&T, in connection with CB&T’s routine oversight for the Program and in connection with any Wind Down, to (i) communicate directly with any Third Party Service Provider (including, without limitation, a Processor), and (ii) to obtain from such Third Party Service Provider any reports and information relating to the Program that CB&T deems necessary or appropriate, and Green Dot hereby authorizes Third Party Service Providers to communicate directly with CB&T and provide such reports and information to CB&T; provided, however, that CB&T will not exercise these rights to conduct or to allow CB&T’s auditors to conduct formal audits of the Third Party Service Providers.
ARTICLE 9
LINE OF CREDIT
     9.1 Line of Credit. Green Dot is a borrower under that certain Fifth Amended and Restated Loan and Line of Credit Agreement, dated as of March 24, 2009, issued by CB&T, and certain related agreements as listed on Schedule 9.1 (the “Line of Credit”), as such may be amended or replaced from time to time pursuant to the Line of Credit and this Agreement.

          9.1.1 Purpose of the Line of Credit. The Parties acknowledge and agree that the purpose of the Line of Credit is to [***], meaning any situation where [***].
          9.1.2 Advances on the Line of Credit. Notwithstanding anything to the contrary in the agreement or other documentation for the Line of Credit, draws on the Line of Credit can be initiated only by [***].
          9.1.3 Increases to Line of Credit. [***].
     9.2 Lien and Security Interest. To secure Green Dot’s obligations under this Agreement, under the Line of Credit, and such other debts as Green Dot shall owe to CB&T, Green Dot shall, contemporaneously with the execution of this Agreement, grant to CB&T a first priority lien and security interest in those Certificates of Deposit maintained by Green Dot with CB&T and CB&T’s Affiliates, as such Certificates of Deposit (the “Green Dot CDs”) are described on Schedule 9.2 of this Agreement. Next Estate Communications, Inc. (“NEC”) has separately granted to CB&T a security interest, pursuant to a Commercial Security Agreement dated March 24, 2009 (the “NEC Security Agreement”), in all rights of NEC to deposits accounts as specified in the NEC Security Agreement, including without limitation those Certificates of Deposit maintained by NEC with CB&T and CB&T’s Affiliates, as such Certificates of Deposit (the “NEC CDs”) also are described on Schedule 9.2 of this Agreement (the Green Dot CDs and the NEC CDs are collectively referred to herein as the “CDs”). Green Dot shall execute and deliver to CB&T, and shall cause NEC to execute and deliver to CB&T, upon request, any instruments and documents necessary to perfect its first priority lien and security interest in and to such CDs and funds, including without limitation the Control Agreements listed on Schedule 9.2(a).
     9.3 CB&T’s Rights Regarding the CDs. [***].

***	Confidential material redacted and filed separately with the Commission

ARTICLE 10
FINANCIAL STATEMENTS; AUDITS
     10.1 Financial Statements and Information Requests. Upon CB&T’s request, Green Dot shall, within thirty (30) days of such request, provide CB&T with Green Dot’s most recent financial statements, which may include quarterly or annual audited financial statements to the extent they are available. Such financial statements shall be certified in writing by a duly authorized officer or principal owner of Green Dot as to the accuracy of the data contained therein and the preparation of such statements in accordance with generally accepted accounting principles. Green Dot also shall provide such other information concerning Green Dot’s business and Green Dot’s compliance with this Agreement as CB&T may reasonably request. Green Dot authorizes CB&T to obtain from third parties financial and credit information relating to Green Dot and Green Dot shall execute any instruments or documents necessary to permit CB&T to obtain such certification.
     10.2 Program Audit and Compliance.
          10.2.1 Green Dot Audit Plans. Green Dot shall establish and maintain an internal audit plan for the Program and its obligations under this Agreement as approved by the audit committee of Green Dot’s board of directors. Green Dot shall also establish and maintain an audit plan applicable to Retailers, Resellers and Third party Service Providers to ensure compliance by each of them with Applicable Law, System Rules, and the Retailer Agreements, Reseller Agreements, and Third Party Service Provider agreements, as applicable. Green Dot represents and warrants that its audit plans shall be consistent with industry best practices. Green Dot shall provide a copy of its audit plans to CB&T, and shall respond in good faith to address any concerns raised by CB&T, including with respect to the frequency, content and scope of the audits. Without limiting the foregoing, CB&T may require that Green Dot perform an audit of any specified Retailers, Resellers or Third Party Service Providers, pursuant to an audit plan and scope acceptable to CB&T in its commercially reasonable discretion. Green Dot shall submit a written audit report to CB&T in connection with each audit, and provide CB&T with any additional information requested with respect to any material issues of concern identified in the audit or by CB&T. Green Dot warrants that, as of the date of the submission of each such audit report to CB&T that the report is true, correct, complete, and not misleading. Upon Green Dot’s determination that any information contained in any such audit report is incorrect, incomplete or misleading in any way, Green Dot shall promptly notify CB&T of the same.
          10.2.2 CB&T and System Audits. During the Term, and solely to the extent related to Confidential Information obligations of ARTICLE 16 and books and records retention under Section 18.6, for a period of two (2) years thereafter: (a) CB&T and CB&T auditors may conduct audits of Green Dot as reasonably necessary to confirm compliance with this Agreement, the System Rules and Applicable Law, including a review of Green Dot’s facilities and its books or records related to its performance of this Agreement; and (b) any System listed on Schedule 7.1 may conduct audits of Green Dot as necessary or appropriate under System Rules to confirm compliance with the applicable System Rules, including, to the extent necessary, a review of Green Dot’s Third Party Service Providers’ facilities.

          10.2.3 Regulatory Audits. Green Dot agrees and acknowledges that any Regulatory Authority may audit Green Dot, Retailers, Resellers or Third Party Service Providers with respect to the Program, and Green Dot shall, and shall require each Retailer, Reseller and Third Party Service Provider to, promptly supply such auditing entities with reasonable and appropriate access to their respective facilities and requested information.
          10.2.4 Cooperation. Green Dot shall cooperate with any audit by CB&T, CB&T’s auditors, any Regulatory Authority, or any applicable System, and shall require all Retailers’, Resellers’ and Third Party Service Providers’ to cooperate with any audit by any Regulatory Authority or applicable System. Green Dot shall and shall require each Retailer, Reseller and Third Party Service Provider to provide services pursuant to this Agreement in a manner that permits audit access as contemplated by this Section 10.2.4 without violating the confidentiality of any information not related to the Program.
          10.2.5 BSA Audits. No less frequently than annually, Green Dot shall engage an independent auditing firm acceptable to CB&T in its commercially reasonable discretion to conduct a complete audit of Green Dot’s compliance with applicable Bank Secrecy Act, AML and OFAC requirements as well as the BSA/AML/OFAC Procedures as set forth in the Oversight Plan, which shall include, without limitation, a review of Green Dot’s policies and procedures in place with respect to identifying the number of sales of Prepaid Cards at any one Retailer or Reseller location in one day, limiting the number of Prepaid Cards activated by any one individual with the same social security number, and limiting the Load Amount of each Prepaid Card.
ARTICLE 11
LICENSE OF MARKS; TECHNOLOGY
     Each Party shall have the right to review the use of any Marks prior to the use thereof, and to require the modification of any use that (i) does not comply with Applicable Law, (ii) is not in conformity with the general usage standards and policies of the Party as in effect from time to time, (iii) is outside the uses permitted by this ARTICLE 11; or (iv) is otherwise not reasonably acceptable to such Party.
     11.1 Green Dot License Grant And Limitations.
          11.1.1 Green Dot Marks. Subject to the terms and conditions set forth herein, including the obligation to obtain Green Dot’s prior written consent in each instance pursuant to Section 11.1.2, Green Dot hereby grants to Synovus and CB&T a non-exclusive, non-transferable, non-sublicensable (except as set forth below) right and license to use the Green Dot Mark(s) owned by Green Dot and its Affiliates set forth in Schedule 11.1 solely as and to the extent necessary to (i) prepare and print Materials (including on the Internet) and Prepaid Cards, in each case in connection with the Program and in accordance with the terms of this Agreement, (ii) otherwise carry out Synovus’ and CB&T’s responsibilities hereunder, and (iii) authorize others to do any of the foregoing for and on behalf of Synovus and CB&T solely in connection with the Program and the Performance of this Agreement (the “Green Dot License”). Synovus and CB&T shall use the trademark designations “®” or “TM” or such other designation as Green Dot may specify or approve in connection with the Green Dot Marks on the Prepaid Cards and

Materials. If Green Dot or its Affiliates adopts a trademark, trade name, corporate name or logo not specified in Schedule 11.1, in lieu of or in addition to any then-existing Green Dot Mark (“New Green Dot Mark”), Green Dot may add such New Green Dot Mark to Schedule 11.1 by giving Synovus and CB&T written notice thereof and, upon such notice, such New Green Dot Mark shall be added to Schedule 11.1 and subject to the same rights and licenses as are set forth herein for Green Dot Marks.
          11.1.2 Use Limitations. Synovus’ and CB&T’s rights under the Green Dot License are limited to using the Green Dot Marks in the identical style, typeface and graphic appearance as are set forth in Schedule 11.1 or as otherwise approved in writing by Green Dot in its discretion. Green Dot shall have the unilateral right, upon reasonable notice to Synovus and CB&T, to amend the style, typeface or graphic appearance of any Green Dot Mark owned by it if such amended mark is adopted by Green Dot for all or a substantial portion of its business, and to cause Synovus and CB&T to adopt within thirty (30) days (or as soon as reasonably practicable thereafter if the change cannot be implemented within thirty (30) days) such amended style, typeface or appearance in connection with all uses of such mark after such period. Green Dot shall bear all costs reasonably incurred by Synovus and CB&T to implement the changes required by any new or amended Green Dot Marks. In no event may Synovus or CB&T combine any Green Dot Mark with any other mark (other than a CB&T Mark, Synovus Mark or System Mark as permitted hereunder) or alter the design of any Green Dot Mark.
          11.1.3 License Term. The Green Dot License shall remain in force during the Term (and the Wind Down Period) and shall automatically terminate upon the end of the Wind Down Period; provided, however, that Synovus and CB&T shall be entitled to use the name Green Dot to identify the Account in any activity with respect to the Accounts at any time during the Term of, and after termination or expiration of, this Agreement or the Wind Down Period. Except as set forth in this Agreement, upon the termination of the Green Dot License, Synovus and CB&T shall immediately cease any and all use of, and cause any permitted sublicensee to cease any and all use of, each Green Dot Mark and, at Green Dot’s option, either return to Green Dot or destroy any material bearing any applicable Green Dot Mark in its or any of its permitted sublicensee’s possession or under its control and provide Green Dot with reasonable assurances thereof.
          11.1.4 Rights to Green Dot Marks. Except as expressly set forth in this Section 11.1, Synovus and CB&T shall have no right, title, or interest in or to the Green Dot Marks, and any goodwill arising from the use of the Green Dot Marks by Synovus or CB&T shall inure solely to the benefit of Green Dot or its Affiliates. Ownership of such goodwill shall vest in Green Dot or its Affiliates, and otherwise hereby is assigned to Green Dot or its Affiliates, without the need for any further action by any Party. Synovus and CB&T shall sign such documents (including assignments), and take such other actions, as Green Dot may reasonably request from time to time in order to effect the foregoing.
          11.1.5 Infringement. Synovus or CB&T shall notify Green Dot if it becomes aware of: (i) any use or registration of any trademark that is reasonably likely to constitute infringement of any Green Dot Mark; (ii) any claim by a third party (A) of any right in any Green Dot Mark or in any confusingly similar trademark or (B) that use of any Green Dot Mark infringes the rights of any other Person; or (iii) any action that is, or is reasonably likely to be, detrimental to Green Dot’s rights in a Green Dot Mark. Green Dot shall have the exclusive right, at its sole cost and expense, to commence or prosecute any action on account of infringement, dilution or unauthorized use of any Green Dot Mark. Synovus and CB&T each further agrees not to assert any interest in, or take any action reasonably likely to adversely affect the validity or enforceability of any Green Dot Mark and to comply with Applicable Law in connection with its use of Green Dot Marks.
     11.2 CB&T and Synovus License Grant And Limitations.
          11.2.1 Synovus Marks and CB&T Marks. Subject to the terms and conditions set forth herein, including the obligation to obtain CB&T’s and/or Synovus’, as applicable, prior written consent in each instance pursuant to Section 11.2.2, CB&T on behalf of itself hereby grants to Green Dot a non-exclusive, non-transferable, non-sublicensable (except as set forth below) right and license to use Mark(s) owned by CB&T set forth in Schedule 11.2 (the “CB&T Marks”), and Synovus on behalf of itself hereby grants to Green Dot a non-exclusive, non-transferable, non-sublicensable (except as set forth below) right and license to use Synovus Mark(s) owned by Synovus set forth in Schedule 11.2 (the “Synovus Marks”), in each case solely as and to the extent necessary to (i) prepare and print Materials (including on the Internet), in each case in connection with the Program and in accordance with the terms of this Agreement, (ii) otherwise carry out Green Dot’s responsibilities hereunder, and (iii) authorize others to do any of the foregoing for and on Green Dot’s behalf solely in connection with the Program and performance of this Agreement (with respect to the CB&T Marks, the “CB&T License”; and with respect to the Synovus Marks, the “Synovus License”). Green Dot shall use the trademark designations “®” or “TM” or such other designation as CB&T or Synovus may specify or approve in connection with CB&T Marks or Synovus Marks on the Prepaid Cards and Materials. If CB&T, Synovus or their respective Affiliates adopts a trademark, trade name, corporate name or logo not specified in Schedule 11.2, in lieu of or in addition to any then-existing CB&T Mark or Synovus Mark (“New CB&T Mark”), CB&T or Synovus may add such New CB&T Mark to Schedule 11.2 by giving Green Dot written notice thereof and, upon such notice, such New CB&T Mark shall be added to Schedule 11.2 and subject to the same rights and licenses as are set forth herein for CB&T Marks and Synovus Marks.
          11.2.2 Use Limitations. Green Dot’s rights under the CB&T License and the Synovus License are limited to using CB&T Marks and Synovus Marks in the identical style, typeface and graphic appearance as are set forth in Schedule 11.2 or as otherwise approved in writing by CB&T or Synovus, as applicable, in their discretion. Each of CB&T and Synovus shall have the unilateral right, upon reasonable notice to Green Dot, to amend the style, typeface or graphic appearance of any Mark owned by it if such amended mark is adopted by CB&T or Synovus for all or a substantial portion of its business, and to cause Green Dot to adopt within thirty (30) days (or as soon as reasonably practicable thereafter if the change cannot be implemented within thirty (30) days) such amended style, typeface or appearance in connection with all uses of such mark after such period. In no event may Green Dot combine any CB&T Mark or Synovus Mark with any other mark (other than Green Dot Mark as permitted hereunder) or alter the design of any CB&T Mark or Synovus Mark.
          11.2.3 License Term. The CB&T License and the Synovus License shall remain in force during the Term (and the Wind Down Period) and shall automatically terminate upon the end of the Wind Down Period; provided, however, that if CB&T ceases to participate in the Program, the license for the use of such CB&T Marks by Green Dot shall terminate upon the conversion of the products or services offered by CB&T that ceases to participate and Green Dot shall, upon such conversion, cease any and all use of, and cause any permitted sublicensee to cease any and all use of, such CB&T Marks and, at CB&LT’s option, either return to CB&T or destroy any material bearing any applicable CB&T Mark in its or any of its permitted sublicensee’s possession or under its control and provide CB&T with reasonable assurances thereof. Except as set forth herein, upon the termination of the CB&T License or Synovus License, Green Dot shall immediately cease any and all use of, and cause any permitted sublicensee to cease any and all use of, each CB&T Mark or Synovus Mark, as applicable, and, at CB&T’s or Synovus’ option, as applicable, either return to CB&T or Synovus or destroy any material bearing any applicable CB&T Mark or Synovus Mark in its or any of its permitted sublicensee’s possession or under its control and provide CB&T and Synovus with reasonable assurances thereof.
          11.2.4 Rights to CB&T Mark and Synovus Marks. Except as expressly set forth in this Section 11.2, Green Dot shall have no right, title, or interest in or to CB&T Marks or Synovus Marks, and any goodwill arising from the use of CB&T Marks or Synovus Marks by Green Dot shall inure solely to the benefit of CB&T, Synovus, or their respective Affiliates. Ownership of such goodwill shall vest in CB&T, Synovus or their respective Affiliates, and otherwise hereby is assigned to CB&T, Synovus or their respective Affiliates, without the need for any further action by any Party.
          11.2.5 Infringement. Green Dot shall notify CB&T and Synovus if it becomes aware of: (i) any use or registration of any trademark that is reasonably likely to constitute infringement of any CB&T Mark or Synovus Mark; (ii) any claim by a third party (A) of any right in any CB&T Mark or Synovus Mark or in any confusingly similar trademark or (B) that use of any CB&T Mark or Synovus Mark infringes the rights of any other Person; or (iii) any action that is, or is reasonably likely to be, detrimental to CB&T’s or Synovus’ rights in a CB&T Mark or Synovus Mark. Synovus or CB&T, as applicable, shall have the exclusive right, at its sole cost and expense, to commence or prosecute any action on account of infringement, dilution or unauthorized use of any CB&T Mark or Synovus Mark. Green Dot further agrees not to assert any interest in, or take any action reasonably likely to adversely affect the validity or enforceability of any CB&T Mark or Synovus Mark and to comply with Applicable Law in connection with its use of CB&T Marks and Synovus Marks.
          11.3 Green Dot Marks Quality Control. Synovus and CB&T acknowledge that Green Dot Marks have established valuable goodwill and are well recognized among the customers of Green Dot and its Affiliates, and that it is of great importance that these high standards and reputation be maintained. Accordingly, in its use, including the form and manner of use, of the Green Dot Marks, Synovus and CB&T shall at all times maintain quality control standards that are equivalent to those standards used by Synovus, CB&T and their respective Affiliates with respect to CB&T Marks and Synovus Marks. CB&T and Synovus shall ensure that no artwork, copy, advertising, promotional materials, direct mail, press release, newsletter or any other communication to the public, including Materials, that specifically references this Agreement, Green Dot or any of its Affiliates, the Program, any Prepaid Card, or uses any Green Dot Mark, is distributed, published, circulated or otherwise communicated to the public by Synovus or

CB&T unless Green Dot shall have given its prior written consent to such Materials (which may be given by Green Dot on a standing basis for one or more categories of communications) and the Parties shall mutually agree on the timing and contents of such Materials. Green Dot shall have the right, in its sole and absolute discretion, to prohibit the use of any of Green Dot Marks in any Materials proposed to be used by Synovus or CB&T which Green Dot in its reasonable business judgment deems objectionable or improper.
     11.4 CB&T Marks and Synovus Marks Quality Control. Green Dot acknowledges that CB&T Marks and Synovus Marks have established valuable goodwill and are well recognized among the customers of Synovus, CB&T and their Affiliates, and that it is of great importance that these high standards and reputation be maintained. Accordingly, in its use, including the form and manner of use, of CB&T Marks and Synovus Marks, Green Dot shall at all times maintain quality control standards that are equivalent to those standards used by Green Dot and its Affiliates with respect to Green Dot’s Marks. Green Dot shall ensure that no artwork, copy, advertising, promotional materials, direct mail, press release, newsletter or any other communication to the public, including Materials that specifically references this Agreement, Synovus, CB&T or any of their respective Affiliates, the Program, any Prepaid Card, or uses any CB&T Mark or Synovus Marks, is distributed, published, circulated or otherwise communicated to the public by Green Dot unless CB&T and/or Synovus, as applicable, shall have given its prior written consent to such Materials (which may be given by CB&T or Synovus on a standing basis for one or more categories of communications) and the Parties shall mutually agree on the timing and contents of such Materials. Each of Synovus and CB&T shall have the right, in its sole and absolute discretion, to prohibit the use of any of CB&T Marks or Synovus Marks, as applicable, in any Materials proposed to be used by Green Dot which CB&T or Synovus in its reasonable business judgment deems objectionable or improper.
     11.5 Systems Marks. The Parties acknowledge and agree that Systems are the owners of their respective Marks and that use of such Marks by the Parties is strictly prohibited until CB&T registers Green Dot with the Systems designated in Schedule 7.1. The Parties further acknowledge and agree that no right, title or interest in such Marks is being conveyed hereunder and that the Parties shall not contest the ownership of any Mark. Green Dot further acknowledges and agrees that if (a) Green Dot materially breaches any System Rules and such breach is not cured by Green Dot within thirty (30) days of notice thereof (or such shorter cure period as is required by a System), or (b) Green Dot otherwise breaches any System Rule and the applicable System requires termination of Green Dot’s right to perform any service or activity relating to the use of such System’s Marks, then CB&T, or the applicable System, may prohibit Green Dot from performing any service or activity relating to the use of the System’s Marks and the operation of the System.
     11.6 Use of System Marks. In connection with the authority conferred by this Agreement, Green Dot shall not use any System Mark unless CB&T is identified as Issuer. Green Dot shall not: (a) permit any of its agents or any third party to use any System Mark; (b) identify itself in any promotional Materials unless it is prominently identified in association with CB&T; or (c) suggest, imply, infer or in any manner create an impression that Green Dot is a member of the System or that CB&T in any way endorses Green Dot or the services provided by Green Dot. All Materials pertaining to CB&T’s services used by Green Dot in the solicitation of entities to enter into Retailer Agreements or Reseller Agreements, shall clearly disclose that such services are provided in association with CB&T, and all such disclosures shall be in conformity with the terms governing any such communications or Materials, as set forth in this Agreement. Green Dot shall also not utilize any names, trademarks, logos, or other identifying marks or information of CB&T’s Merchants. Green Dot acknowledges and agrees that all of its Materials shall contain all information and disclosures required by CB&T or Systems.
     11.7 Rights in Technology.
          11.7.1 Green Dot Ownership. Green Dot and its Affiliates shall own exclusively: (i) any and all technology that is provided or created by Green Dot or any of its Affiliates for use in establishing, developing or administering the Program (the “Green Dot Technology”); (ii) any and all changes or other modifications made by Green Dot or any of its Affiliates to the Green Dot Technology (the “Green Dot Owned Modifications”); and (iii) any and all new technology created by Green Dot or any of its Affiliates in connection with establishing, developing or administering the Program (the “Green Dot Created Technology”).
          11.7.2 CB&T Ownership. CB&T and its Affiliates shall own exclusively: (i) any and all technology that is provided or created by CB&T or any of its Affiliates for use in establishing, developing or administering the Program (the “CB&T Technology”); (ii) any and all changes or other modifications made by CB&T or any of its Affiliates to the CB&T Technology (the “CB&T Owned Modifications”); and (iii) any and all new technology created by CB&T or any of its Affiliates in connection with establishing, developing or administering the Program (the “CB&T Created Technology”).
     11.8 Cross-Licenses of Technology. Green Dot grants to CB&T a non-exclusive, royalty-free, fully paid-up, non-assignable, non-sublicensable, worldwide right and license to use, install, execute, copy, display and perform the Green Dot Technology, Green Dot Owned Modifications and the Green Dot Created Technology Object Code solely to the extent necessary for CB&T to perform CB&T’s obligations under this Agreement. CB&T grants to Green Dot a non-exclusive, royalty-free, fully paid up, worldwide right and license to use install, execute, copy, display and perform the CB&T Technology, the CB&T Owned Modifications and the CB&T Created Technology in Object Code solely to the extent necessary for Green Dot to perform Green Dot’s obligations under this Agreement. Both of the foregoing licenses shall expire upon the termination or expiration of this Agreement. Upon the expiration of this license, each licensee Party shall return to the licensor Party (or, at the licensor Party’s option, shall destroy) the licensor’s technology then in the licensee’s possession or control. “Object Code” shall mean the computer software code generated by a compiler or assembler that has been translated from the source code of a program. Neither Party shall have any right to reverse engineer, decompile or disassemble the technology licensed to it hereunder. In no event shall either Party modify, revise or enhance a licensor’s technology. Neither Party shall transfer, lend, rent, lease or make available to third parties, the other Party’s technology or allow third parties to use such technology. The limited licenses granted under this Section 11.8 are “AS IS” and without any express or implied warranty of any kind.
     11.9 Change in Systems. Each Party reserves the right from time to time to change the specifications or designs of its systems. Each Party shall notify the other of any proposed material changes in its systems that may materially impact the Program or the other Party at least ninety (90) days or such other period of time as the Parties mutually agree before such changes are commercially used, released or made commercially available, or such shorter period of time as may be necessary to address security issues, “bugs” or other technical issues or changes implemented as a result of a change in Applicable Law or as required by any Regulatory Authority. Following such notice, the Parties shall discuss any corresponding modifications to the Program that may be required as a result of such change and the cost, schedule and responsibility for implementing such change. In no event shall either Party modify systems affecting the Program that would materially affect the other Party without the prior written consent of the other Party, unless required to address security issues or as a result of changes in Applicable Law, in which case notice shall be given as soon as practicable.
ARTICLE 12
COMPENSATION AND LIABILITIES
     12.1 Compensation. Each Party’s compensation for services hereunder pursuant to this Agreement relating to all current products and services shall be as set forth in Schedule 12.1. Each Party’s compensation relating to additional products and services offered by CB&T pursuant to the Program shall be established as set forth in Section 3.6.
     12.2 Recourse. Green Dot acknowledges and agrees that CB&T shall have full recourse against Green Dot for: (i) monies owed by Green Dot or Retailer or Reseller to CB&T for any reason, including equipment, sales, supplies, or promotional Materials; or (ii) any errors or inaccuracies in amounts previously paid to Green Dot under the Agreement, including with respect to fraudulent charges, chargebacks, Reloads, or Retailer or Reseller losses. Green Dot further acknowledges and agrees that such recourse shall not be limited to withholding any monies that may be due from CB&T to Green Dot, but at CB&T’s commercially reasonable discretion, CB&T may initiate any action to recover such monies.
     12.3 Adjustments. All debits and credits to Green Dot covered by this Agreement shall be subject to audit and final checking by CB&T. Green Dot shall be responsible for verifying its monthly reports and records for various debits and credits made pursuant to this Agreement, and for promptly notifying CB&T of any perceived errors whether to Green Dot’s benefit or to CB&T’s benefit. Errors must be reported by Green Dot within forty-five (45) days of occurrence to be subject to adjustment.
ARTICLE 13
CUSTOMER INFORMATION
     13.1 Ownership of Accounts, Accountholder Data and Materials. Except as otherwise provided in this Agreement, as between the parties, Green Dot and CB&T shall jointly own all Customer Identifying Information, and CB&T shall own all other Accountholder Data and Accounts, Customer Agreements and Materials and shall have all rights, powers and privileges with respect thereto. During the Term, Green Dot may use Accountholder Data as expressly provided in this Agreement and in accordance with the Privacy Notices. Notwithstanding the foregoing, CB&T shall not sell, assign, transfer or otherwise dispose of, in whole or in part, the Prepaid Card Accounts during the Term, except as otherwise specifically provided in this Agreement.

     13.2 Sharing of Accountholder Data and Materials. Notwithstanding anything to the contrary in this Agreement, sharing of any information between Green Dot and CB&T and the use thereof shall be subject to their respective privacy policies, PCI Standards and Applicable Law.
          13.2.1 Use of Accountholder Data and Materials. Subject to the limitations in this Section 13.2.1, upon Green Dot’s reasonable request, CB&T shall provide Accountholder Data or segments thereof as necessary in connection with resolution of Customer disputes, Complaints or similar matters related to the Program, through the appropriate report.
               (a) By Green Dot. Except as provided in Section 13.1, neither Green Dot nor its Affiliates, Retailers, Resellers or Third Party Service Providers may without the prior written consent of CB&T disclose Accountholder Data or any segment thereof to any third party or Affiliate, except to the extent permitted by this Agreement or required under Applicable Law. To the extent that Green Dot discloses Accountholder Data to one or more of its Affiliates, Third Party Service Providers, Resellers or Retailers or permits such Affiliate(s), Third Party Service Provider(s), Reseller(s) or Retailer(s) to use Accountholder Data in accordance with this Section 13.2.1, Green Dot agrees to cause such parties to comply with the provisions of this ARTICLE 13.
               (b) By CB&T. CB&T, its Affiliates and any third party permitted to provide services on CB&T’s behalf under this Agreement may use Accountholder Data and Materials in connection with the discharge of CB&T’s obligations or exercise of CB&T’s rights under this Agreement. Neither CB&T nor its Affiliates may without the prior written consent of Green Dot disclose Accountholder Data or any segment thereof to any third party or to an Affiliate, except to the extent permitted by this Agreement or required under Applicable Law; provided, however, that nothing in this Agreement shall limit the right of CB&T or an Affiliate to (i) report information regarding Customers to consumer and commercial credit reporting agencies in the ordinary course of business or (ii) use Accountholder Data or Customer credit data or any segment thereof in the aggregate. To the extent that CB&T discloses Accountholder Data or Customer credit data to one or more of its Affiliates or permits such Affiliate(s) to use Accountholder Data or Customer credit data in accordance with this Section 13.2.1, CB&T agrees to cause its Affiliate(s) to comply with the provisions of this ARTICLE 13.
     13.3 Data Obtained Independently by Green Dot. Nothing contained in this ARTICLE 13 or elsewhere in this Agreement shall apply to, limit or prohibit the use in any manner of, any information or data owned or held by Green Dot or its Affiliates to the extent such information or data has been independently obtained by Green Dot or its Affiliates from a source other than CB&T, the Program or pursuant to the Original Agreement, even if such information or data is duplicative of Accountholder Data or Customer credit data.
     13.4 Data Obtained Independently by CB&T. Nothing contained in this ARTICLE 13 or elsewhere in this Agreement shall apply to, limit or prohibit the use in any manner of, any information or data owned or held by CB&T or its Affiliates to the extent such information or data has been independently obtained by CB&T or its Affiliates from a source other than Green Dot or the Program, even if such information or data is duplicative of Accountholder Data or Customer credit data.
ARTICLE 14
SECURITY BREACHES; DISASTER RECOVERY
     14.1 Security, Data Retention, and Similar Obligations. CB&T shall develop, implement, and maintain a comprehensive information security program that complies with the Privacy Rules and Applicable Law and that shall be reasonably designed to insure the security and confidentiality of Accountholder Data, protect against any anticipated threats or hazards to the security or integrity of such information, and protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to the Customer. Green Dot shall maintain privacy and data security standards that comply with, at a minimum, the PCI Standards, Privacy Rules, and Applicable Law, including but not limited to the disposal of records requirements of 15 U.S.C. § 1681w and regulations issued thereunder.
     14.2 Security Testing. Green Dot shall cause, at its expense, testing of Green Dot’s security systems and safeguards as set forth in the Oversight Plan. Such testing should include, but not be limited to, penetration testing, PCI testing, and vulnerability scans.
     14.3 Notification. Each of Green Dot and CB&T shall notify the other as promptly as possibly upon its discovery or notification of breach of the Confidential Information obligations of ARTICLE 16, including any unauthorized or accidental access, acquisition, alteration, collection, disclosure, destruction or use of the Confidential Information (each, a “Security Breach”) which results in the misuse of such information or the reasonable possibility that misuse of such information shall occur involving any Accountholder Data. [***] Such notification shall include reasonable details, if known, of: (A) the date of the Security Breach; (B) the description of the Security Breach and how the Security Breach occurred; (C) the unauthorized access, alteration, collection, disclosure or use of the Confidential Information; and (D) a summary of the steps, if any, taken by the receiving Party to control or reduce harm resulting from the Security Breach. Each Party shall take action immediately upon discovery or notification of such Security Breach to investigate the incident and to communicate the results of such investigation to the other Party and to identify, prevent and mitigate the effects of any such Security Breach, and to carry out any recovery necessary to

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remedy the impact. The Notifying Party shall take commercially reasonable steps to investigate, limit, stop or remediate the cause of any Security Breach.
     14.4 Expense Reimbursement.
          14.4.1 Green Dot Reimbursement. Green Dot shall reimburse CB&T for CB&T’s reasonable expenses with respect to:
               (a) providing notices and information regarding unauthorized access to Accountholder Data which results in the misuse of such information, or the reasonable possibility that misuse of such information shall occur, involving any Accountholder Data which is attributable, in whole or in part, to Green Dot or any Retailer, Reseller, Third Party Service Provider or Green Dot Affiliate to (i) appropriate law enforcement agencies, Regulatory Authorities and Systems, and (ii) affected Applicants and Customers to the extent CB&T deems such notices required by Applicable Law or as CB&T otherwise deems necessary or appropriate in the exercise of its commercially reasonable judgment;
               (b) providing fraud monitoring and consumer report (credit report) monitoring services to affected Applicants and Customers to the extent CB&T deems such services to be necessary or appropriate in the exercise of its commercially reasonable judgment; and
               (c) replacing Prepaid Cards or other access devices if CB&T reasonably determines replacement is necessary as a result of such unauthorized access to Accountholder Data which is attributable to Green Dot, its Affiliates or Retailers or Resellers or Third Party Service Providers. Green Dot shall pay any such undisputed amounts within thirty (30) days of its receipt of CB&T’s documentation supporting such expense. Without limiting the foregoing, Green Dot shall be liable to CB&T and indemnify and hold harmless CB&T for any Losses incurred by CB&T as a result of unauthorized access to Accountholder Data through or involving a Retailer, Reseller, or Third Party Service Provider.

          14.4.2 CB&T Reimbursement. CB&T shall reimburse Green Dot for Green Dot’s reasonable expenses with respect to:
               (a) providing notices and information regarding unauthorized access to Accountholder Data which results in the misuse of such information, or the reasonable possibility that misuse of such information shall occur, involving any Accountholder Data which is attributable solely to CB&T, its Affiliates or any third party engaged by CB&T or its Affiliate (but excluding any Retailer, Reseller, or Third Party Service Provider), to (i) appropriate law enforcement agencies, Regulatory Authorities and Systems, and (ii) affected Applicants and Customers to the extent Green Dot deems such notices required by Applicable Law or as Green Dot otherwise deems necessary in the exercise of its commercially reasonable judgment; and in such case CB&T shall provide, at its own cost, fraud monitoring and consumer report (credit report) monitoring services to affected Applicants and Customers to the extent CB&T deems such services to be necessary or appropriate in the exercise of its commercially reasonable judgment; and
               (b) replacing Prepaid Cards or other access devices if Green Dot reasonably determines replacement is necessary as a result of such unauthorized access to Accountholder Data which is attributable to CB&T, its Affiliates or any third party engaged by CB&T or its Affiliate. CB&T shall pay any such undisputed amounts within thirty (30) days of its receipt of Green Dot’s documentation supporting such expense.
     14.5 Disaster Recovery Plan. Each Party shall have a viable and tested contingency plan (“Disaster Recovery Plan”) in effect and hereby warrants that any third party performing any of its duties hereunder that has access to Accountholder Data has represented to such Party that it has a viable and tested contingency plan in effect. Each Party’s Disaster Recovery Plan shall provide for short—term recovery of data for processing, reasonable security, confidentiality of customer data and reasonable period for full recovery in relation to the volume and importance of the application to such Party’s operations and duties under this Agreement. Without limiting the foregoing, Green Dot’s Disaster Recovery Plan shall meet the service level recovery standards set forth on Schedule 14.5(a). Each Party shall test its Disaster Recovery Plan by conducting at least one test annually, and Green Dot agrees to provide CB&T a copy of its written test report within a reasonable time after completion of each test. [***]
ARTICLE 15
ADMINISTRATION OF PROGRAM
     15.1 Party Relationship Manager. Green Dot shall designate one of its employees as the “Green Dot Relationship Manager.” This employee shall be a member of the Management Committee. The Green Dot Relationship Manager shall serve as the single point of contact for Green Dot with respect to the Program and have day-to-day authority for undertaking to confirm that Green Dot fulfills its obligations hereunder in a timely manner, including the authority to commit Green Dot resources. The Green Dot Relationship Manager shall be responsible for confirming that all proposed products and services, Materials, and Program changes, are promptly reviewed and approved (or, if not approved, declined with notice detailing the reasons why). Green Dot may determine that there shall be more than one Green Dot Relationship Manager as the number of products and services marketed by Green Dot on behalf of CB&T increase. CB&T shall designate one of its employees as the “CB&T Relationship Manager.” This employee shall be a member of the Management Committee. The CB&T Relationship Manager shall serve as the single point of contact for CB&T with respect to the Program and shall have day-to-day authority for undertaking to confirm the CB&T fulfills its obligations hereunder in a timely manner, including the authority to commit CB&T resources. The CB&T Relationship Manager shall be responsible for confirming that all proposed products and services, Materials, and Program changes, are promptly reviewed and approved (or, if not approved, declined with notice detailing the reasons why). CB&T may determine that there shall be more than one CB&T Relationship Manager as the number of products and services marketed by Green Dot on behalf of CB&T increase. Each of Green Dot and CB&T shall endeavor to provide stability and continuity in the Relationship Manager positions. Each of Green Dot and CB&T shall have appointed its initial Relationship Manager no later than the Effective Date and the initial Relationship Manager for each Party is listed in Schedule 15.1. If either Green Dot or

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CB&T expresses concerns over the performance of a Relationship Manager, the other Party shall act to address such concerns, subject to Applicable Law as well as such Party’s applicable policies and procedures.
     15.2 Establishment of the Management Committee.
          15.2.1 Management Committee. CB&T and Green Dot hereby establish a committee (the “Management Committee”) to perform the functions with respect to the Program as set forth herein and any other actions that, pursuant to any express provision of this Agreement, requires the Management Committee’s action or as may be mutually agreed to by members of the Management Committee. The Management Committee shall be the forum to monitor the performance of the Program, to address operational or other issues connected with the Program, including financial performance and results, budgeting, auditing, controls, policies, procedures, and all such other issues as shall be convenient or appropriate for the operations of the Program and the mutual success of the activities contemplated by this Agreement.
          15.2.2 Subcommittees. The Management Committee may appoint one or more subcommittees to advise it regarding specific matters. Subcommittee members need not be members of the Management Committee.
     15.3 Composition of the Management Committee. The Management Committee shall consist of at least six (6) members, and in any case must be comprised of an equal number of members appointed by each of CB&T and Green Dot. Members of the Management Committee shall be senior employees of each of CB&T and Green Dot. Such members shall be referred to herein, respectively, as the “Green Dot Designees” and the “CB&T Designees”. The initial Green Dot Designees and CB&T Designees are set forth in Schedule 15.3. The Relationship Manager of each of CB&T and Green Dot shall serve as one of each Party’s Designees. CB&T and Green Dot may each remove or replace its Designees to the Management Committee from time to time so long as all Designees continue to satisfy the above requirements; provided, however, that each Party shall provide the other Party with as much prior notice of any such removal or replacement as is reasonably practicable under the circumstances. Each of CB&T and Green Dot shall be entitled to one (1) vote on each matter brought before the Management Committee.
     15.4 Functions of the Management Committee. The functions of the Management Committee shall be as set forth in the charter for the Management Committee, as such charter may be amended from time to time by the Management Committee.
     15.5 Proceedings of the Management Committee.
          15.5.1 Meetings. The Management Committee shall meet at least quarterly and annually, and such additional times as are provided in the charter for the Management Committee or as the Management Committee agrees. Quarterly meetings shall be telephonically unless all Management Committee members agree to meet in person, and the annual meeting shall be in person unless the Parties mutually agree to hold the annual meeting telephonically. In addition, any member of the Management Committee may call a special meeting by delivery of at least five (5) Business Days’ prior notice to all of the other members of the Management

Committee, which notice shall specify the purpose for such meeting. If fewer than all committee members are present in person, by telephone or by proxy, the business transacted at such special meeting shall be limited to that stated in the notice. Except to the extent expressly provided otherwise in this Agreement, the Management Committee (and any subcommittee formed by it) shall determine the frequency, place (in the case of meetings in person) and agenda for its meetings, the manner in which meetings shall be called and all procedural matters relating to the conduct of meetings and the approval of matters thereafter. A meeting of at least two (2) of each Party’s designees shall constitute a quorum sufficient to take actions in the name of the Management Committee. If a Party has more members present than the other Party, such “extra” members may participate in the meeting.
          15.5.2 Actions. The Management Committee may take any action authorized under this Agreement either at a meeting or by written consent of the number of members necessary to authorize such an action at a meeting.
          15.5.3 Disputes. To the extent the Management Committee fails to agree on any matter of material significance to the Program within ten (10) Business Days after the relevant initial vote (and in the case of a subcommittee vote, the Management Committee has attempted to resolve such matter for at least ten (10) Business Days after the relevant subcommittee vote and has failed to do so), or fewer than two (2) of any Party’s delegates attend a properly scheduled or called meeting, such unapproved matter or such other matters properly before the Management Committee shall be resolved in accordance with ARTICLE 25.
     15.6 Additional Subcommittees. CB&T shall establish a prepaid risk and oversight committee (“Oversight Committee”) to oversee the day to day operations of the Program, which shall periodically meet to discuss regulatory, compliance, controls, policies, procedures, risk identification and management, and all such other issues as shall be convenient or appropriate for the operations of the Program and the mutual success of the activities contemplated by this Agreement. Without limiting the foregoing, the Oversight Committee shall address issues related to (a) the Prepaid Card Program, (b) any other agreed upon products or services to be provided pursuant to the Program, (c) possible products, services and other areas of possible cooperation between CB&T and Green Dot, and (d) such other matters as the Oversight Committee may determine to discuss. The Oversight Committee shall meet, in person or by phone, four (4) times per year and such additional times as the Oversight Committee determines. Members of the Oversight Committee shall be senior officers of CB&T. The initial departments represented in the Oversight Committee are as set forth in Schedule 15.6.
     15.7 Records of Meetings. Written minutes of each committee meeting shall be prepared and agreed upon by the Parties, and such minutes shall be maintained for a minimum of two (2) years, or such longer period as required by Applicable Law.

ARTICLE 16
CONFIDENTIALITY
     16.1 General Confidentiality.
          16.1.1 General. Commencing on the Effective Date, the Parties shall, and shall use all commercially reasonable efforts to cause their respective Affiliates, directors, officers, employees, representatives and other agents to hold in confidence, not utilize for any purpose not expressly contemplated hereby, and not disclose to any Person not a party to this Agreement, any Confidential Information obtained (whether before or after the Effective Date) from a Party to this Agreement or such Party’s Affiliates, directors, officers, employees, representatives and other agents. Each of the Parties shall use all commercially reasonable efforts to cause their respective Affiliates, directors, officers, employees, representatives and other agents to adhere to the provisions of this ARTICLE 16.
          16.1.2 Definition. For purposes of this Agreement, “Confidential Information” shall mean:
               (a) any information that is provided by or on behalf of a Party to another Party or its agents in connection with the Program;
               (b) any information concerning the business or properties of a Party, including the terms and conditions of this Agreement (as well as proposed terms and conditions of any amendments, renewals, or extensions of this Agreement) any proposed or agreed upon terms and conditions of any other program agreement between and among the Parties or their Affiliates, sales volumes, test results, and results of marketing programs, Program reports generated by a Party, trade secrets, business and financial information, source codes, business methods, procedures, know-how and other information (including intellectual property) of every kind that relates to the business of a Party; and
               (c) any information about a Party or its Affiliates, or its respective businesses, customers or employees, that is otherwise obtained by the another Party in connection with the Program, in each case including: (A) information concerning marketing plans, marketing philosophies, objectives and financial results; (B) information regarding business systems, methods, processes, financing data, programs and products; (C) information unrelated to the Program obtained by a Party in connection with this Agreement, including by accessing or being present at the business location of the other Party; (D) proprietary technical information, including source codes; and (E) competitive advantages and disadvantages, Accountholder Data, technological development, sales volume(s), merchandise mix, business relationships and methods of transacting business, operational and data processing capabilities, systems software and hardware and the documentation thereof or other information of the business or affairs of each of the Parties and their respective Affiliates which that Party reasonably considers confidential or proprietary and any other information relating to the transactions contemplated by this Agreement, including any copies, excerpts, summaries, analyses or notes of the foregoing. The Parties agree that the terms of this Agreement shall also be Confidential Information of both Parties and neither Party shall disclose such terms and conditions without consent from the other Party except as required by Applicable Law.
          16.1.3 Exclusion. Notwithstanding the foregoing, Confidential Information shall not include any information: (i) obtained from information rightfully in the possession of the Receiving Party and is not otherwise subject to a binding agreement as to confidentiality; (ii) that is or becomes generally available in the public domain other than as a result of an unauthorized disclosure or other act or omission by the other Party or its directors, officers, employees or agents in violation of this ARTICLE 16; (iii) that is lawfully received on a non-confidential basis from a third party authorized to disclose such information without restriction and without breach of this Agreement; or (iv) that is independently developed by the Receiving Party without the use of any proprietary, non-public information provided by any other Party under this Agreement.
          16.1.4 Maintenance of Confidentiality. The Party receiving Confidential Information (“Receiving Party”) of the other Party (“Disclosing Party”), shall (i) keep all Confidential Information of the Disclosing Party secure and strictly confidential; (ii) treat all Confidential Information of the Disclosing Party with at least the same degree of care as it accords its own Confidential Information, but in no event less than a reasonable degree of care; (iii) use the Confidential Information solely as permitted under this Agreement and (iv) implement and maintain commercially reasonable physical, electronic, administrative and procedural security measures, including commercially reasonable authentication, access controls, virus protection and intrusion detection practices and procedures.
          16.1.5 Permitted Uses. Except as specifically set forth herein, each Receiving Party shall not use or disclose Confidential Information of the Disclosing Party except: (i) to perform its obligations or enforce its rights with respect to the Program and under the Agreement; (ii) as expressly permitted by this Agreement; (iii) with the prior written consent of the Disclosing Party; (iv) subject to compliance with Section 16.1.7, pursuant to a subpoena or court order; or (v) subject to compliance with Section 16.1.7, pursuant to a summons order or other judicial or governmental process issued by a Regulatory Authority, or in connection with any regulatory report, audit, inquiry or other request for information from such a Regulatory Authority, or as required by Applicable Law.
          16.1.6 Limited Access. Each Receiving Party shall limit access to the Disclosing Party’s Confidential Information to those employees, authorized agents, contractors, consultants, Retailers, Resellers and Third Party Service Providers who (i) have a reasonable need to access such Confidential Information in connection with the Program and (ii) are bound by obligations with respect to such Confidential Information at least as strict as those set forth in this Section 16.1. Each Receiving Party shall be fully liable to the Disclosing Party for any violation of the terms hereof by any such person.
          16.1.7 Requests for Disclosure. In the event that a Receiving Party receives a request of the type described in clauses (iv) or (v) of Section 16.1.5 to disclose any Confidential Information, such Receiving Party shall: (i) notify the Disclosing Party thereof promptly after receipt of such request; (ii) consult with the Disclosing Party on the advisability of taking steps to resist or vary such request; and (iii) if disclosure is required or deemed advisable, cooperate with the Disclosing Party in any attempt that it may make to obtain a protective order or other reliable assurance that confidential treatment shall be accorded to the Confidential Information. Any out-of-pocket expenses incurred by a Party in connection with the foregoing shall be the responsibility of the Receiving Party subject to the request of the type described in clauses (iv) and (v) of Section 16.1.5.
          16.1.8 Public Filings. If a Party or any Affiliate believes in good faith that it is required to file this Agreement or any other documents related to the Program as an exhibit to any report or other filing with the SEC, such Party or Affiliate shall notify the other Party in advance and shall file with the Secretary of the SEC an application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, at or about the time of such filing; provided, however, that no such filing shall be deemed to violate this ARTICLE 16. If any Party or any Affiliate thereof intends to file or files this Agreement or any other documents related to the Program with any other Regulatory Authority, such Party or Affiliate shall take all commercially reasonable efforts to obtain confidential treatment for this Agreement or such other documents; provided, however, that no such filing shall be deemed to violate this ARTICLE 16. Each Party shall use commercially reasonable efforts to cooperate with the other Party’s or its Affiliates’ attempts to obtain confidential treatment for this Agreement in accordance with this ARTICLE 16. In the event that confidentiality is not granted by the applicable Regulatory Authority, the filing Party shall file a version of this Agreement which has been redacted in accordance with the reasonable requests of the other Party (for example, without limitation, with respect to pricing) to the extent permitted by Applicable Law.
          16.2 Permissible Disclosures. Nothing in this Agreement shall restrict the disclosure by CB&T or Green Dot of information to any Retailer, Reseller or any Third Party Service Provider who requires such information in order to carry out its duties or permitted activities in relation to the Program. If the Receiving Party discloses any information to any Affiliate or authorized third party, the Receiving Party shall be responsible for confirming that such disclosure complies with Applicable Law and System Rules and that such Affiliate or third party keeps all such information in confidence and that any third party executes a confidentiality agreement provided by the Disclosing Party. Each Party covenants that at all times it shall have in place procedures designed to assure that each of its employees who is given access to the Disclosing Party’s Confidential Information shall protect the privacy of such information.
          16.3 Confidentiality Upon End of Program. Upon the expiration or termination of this Agreement, the provisions of Section 23.7 and Section 16.6 shall apply as applicable; provided, however, that any return or destruction shall not be required for Confidential Information required to be retained pursuant to the Receiving Party’s Disaster Recovery Plan or Confidential Information that has been submitted to the Receiving Party’s board of directors or a Regulatory Authority; and provided, further, that the Receiving Party in possession of tangible property containing the Disclosing Party’s Confidential Information may, if required by Applicable Law, retain an archived, encrypted copy of such material, subject to the terms of this Agreement which may be used solely for compliance purposes and may not be used for any other purpose.
          16.4 Privacy. The Parties acknowledge that Title V of the GLBA governs the disclosure of non-public personal information about consumers, including Customer information. The Parties shall comply with the applicable terms and provisions of the GLBA and other Applicable Law, including the provisions of the GLBA regarding the re-use, sharing and re-disclosure of nonpublic personal information. No Party shall be under any obligation to take any action, which, in its reasonable judgment, believes would constitute a violation of the GLBA or other Applicable Law or such other Party’s privacy policy.
          16.5 Injunctive Relief. Each Receiving Party agrees that any unauthorized use or disclosure of Confidential Information of the Disclosing Party might cause immediate and irreparable harm to the Disclosing Party for which money damages might not constitute an adequate remedy. In that event, the Receiving Party agrees that injunctive relief may be warranted in addition to any other remedies the Disclosing Party may have.
     16.6 Proper Disposal of Records. In connection with any disposal information required under this Agreement either during the Term and the Wind Down Period, Green Dot and CB&T, respectively, shall use commercially reasonable measures designed to properly dispose of all records containing personally identifiable information relating to Customers, whether in paper, electronic, or other form, including adhering to policies and procedures that require the destruction or erasure of electronic media containing such personally identifiable information so that the information cannot practicably be read or reconstructed. Upon termination of this Agreement unless the Accounts are transferred to a Successor Bank, (a) Green Dot shall remove or destroy CB&T’s Confidential Information from its systems and records and (b) CB&T shall remove or destroy Green Dot’s Confidential Information from its systems and records.
ARTICLE 17
REPRESENTATIONS AND WARRANTIES OF GREEN DOT
     Green Dot hereby makes the following representations and warranties to CB&T and Synovus during the Term (and the Wind Down Period), each and all of which shall survive the execution and delivery of this Agreement, and each and all of which shall be deemed to be restated and remade on each day on which Accounts are opened, any transaction records (or modifications thereto) are transmitted, or any action taken by Green Dot, Synovus or CB&T with respect to the Program:
     17.1 Organization and Qualification. Green Dot is duly organized, validly existing and in good standing under the laws of the state of Delaware. Green Dot is duly qualified and in good standing to do business in all jurisdictions where Green Dot conducts activities related to the Program, except where the failure to so qualify would not have a material adverse effect on Green Dot’s business, or where the failure to so qualify would not have a material adverse effect on Green Dot’s or CB&T’s ability to continue operation of the Program.
     17.2 Corporate Authority.
          17.2.1 Corporate Power. Green Dot has all necessary corporate power and authority to enter into this Agreement and to perform all of the obligations to be performed by it under this Agreement.
          17.2.2 Authorization. This Agreement has been duly authorized by all necessary corporate proceedings, has been duly executed and delivered by Green Dot and is a valid and legally binding agreement of Green Dot duly enforceable in accordance with its terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equity principles).
          17.2.3 Approvals. No consent, approval, authorization, order, registration or qualification of or with any Regulatory Authority having jurisdiction over Green Dot is required for, and the absence of which would materially adversely affect, the legal and valid execution and delivery of this Agreement, and the performance of the transactions contemplated by this Agreement.

          17.2.4 No Conflict. The execution and delivery of this Agreement by Green Dot hereunder and the compliance by Green Dot with all provisions of this Agreement shall not: (i) conflict with, result in the breach of, constitute a default under or accelerate, terminate, modify or cancel or require any notice or consent under any agreement, contract, lease, license, instrument or other arrangement to which Green Dot is a party or by which it is bound or to which any of its assets is subject, except for such violations, conflicts, breaches, defaults, accelerations, terminations or modifications that would not have a material adverse effect on its ability to fulfill its obligations under this Agreement; or (ii) violate the certificate of incorporation, bylaws, or any other equivalent organizational document of Green Dot.
     17.3 Litigation. There are no actions, suits or proceedings existing or pending against or affecting Green Dot before any Regulatory Authority which would have a material adverse effect on its ability to perform its obligations hereunder except for proceedings which it is defending and challenging in good faith and which it does not reasonably believe shall result in a final order or judgment materially affecting its ability to perform this Agreement.
     17.4 Licensing. Green Dot has and shall maintain all necessary licenses, permits, approvals, and registrations from all applicable state and federal Regulatory Authorities required to perform its obligations hereunder, including, licensure as a money transmitter and registration with the U.S. Department of the Treasury as a “money services business” under 31 C.F.R. § 103.41, to the extent such licensure and/or registration are required. Green Dot shall provide CB&T with a quarterly update as to any new state money transmitter licenses Green Dot obtains.
     17.5 [***] Credit-Based Sales. [***] provided that a Retailer may accept credit cards from Customers in payment for sales, loads or Reloads of Prepaid Cards.
     17.6 Money Services Business Registration. All Retailers and, if applicable, Resellers are either (i) sponsored by Green Dot as agents pursuant to appropriate agency agreements with Green Dot, (ii) sponsored by CB&T as agents pursuant to appropriate agency agreements with CB&T or (iii) appropriately registered as money services business, as required by federal or state money services business laws.
     17.7 Regulatory Action. Except as previously disclosed to CB&T, Green Dot has not been subject to any of the following: (a) criminal conviction; (b) bankruptcy filing or petition; (c) federal or state tax lien; (d) administrative or enforcement proceedings commenced by any Regulatory Authority, including the SEC, the Federal Trade Commission, federal or state bank regulator, or any other state or federal regulatory agency; or (e) restraining order, decree, injunction, or judgment in any proceeding or lawsuit, alleging fraud or deceptive practice on the part of Green Dot or any principal thereof.
     17.8 Green Dot Marks. Green Dot has the legal right to use and to permit CB&T and Synovus to use, to the extent set forth herein, Green Dot Marks.

***	Confidential material redacted and filed separately with the Commission

     17.9 Intellectual Property Rights. In the event Green Dot provides any software or hardware to CB&T, Green Dot has the legal right to such software or hardware and the right to permit CB&T to use such software or hardware, and such use shall not violate any intellectual property rights of any third party.
     17.10 No Reliance. Green Dot acknowledges and agrees neither CB&T nor Synovus has made, and Green Dot is not relying on, any representation or warranty, express or implied, with respect to the subject matter hereof, except as expressly set forth in this Agreement.
ARTICLE 18
COVENANTS OF GREEN DOT
     Green Dot hereby covenants and agrees with CB&T as follows:
     18.1 Notices of Changes. Except as such is limited by Applicable Law or the actions or requirements of a Regulatory Authority, Green Dot shall notify CB&T as far as reasonably possible in advance of any: (a) change in the name or form of business organization of Green Dot, change in the location of its chief executive office or the location of the office where its records concerning the Program are kept; and (b) merger or consolidation of Green Dot or the sale of a significant portion of its stock or of any substantial amount of its assets not in the ordinary course of business or any Green Dot change in control. Green Dot shall notify CB&T as soon as reasonably possible of any material adverse change in Green Dot’s financial condition or operations. Green Dot shall furnish such additional information with respect to any of the foregoing as CB&T may reasonably request for the purpose of evaluating the effect of such transaction on the financial condition and operations of Green Dot and on the Program.
     18.2 Green Dot Operations. Green Dot shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and required licenses, and to comply with all requirements of this Agreement. Green Dot shall provide to CB&T annually a forecast for the following year including Green Dot’s total sales of Prepaid Cards, Load Amounts or Reload amounts, and shall include in such forecast any publicly announced material changes in its business operations, and proposed acquisitions of other companies and additions of significant Retailers and network partners, in each case if relating to the Program.
     18.3 Green Dot’s Name. Green Dot shall promote the Program under its business or legal name that is registered with an applicable System (Green Dot may utilize a “doing business as” if the same is registered with an applicable System) and shall utilize this name in all Program-related communications with Merchants, Resellers, Third Party Service Providers, consumers or Customers and other entities regarding the services provided by Green Dot, whether this communication is verbal or via Green Dot’s website(s), business cards, advertisements, Materials or any other form of documentation that Green Dot utilizes to communicate with such Merchants, Resellers, Third Party Service Providers, consumers, Customers and other entities.
     18.4 Insurance. In addition to its obligation under Section 21.1, Green Dot shall maintain insurance policies with insurers and in such amounts and against such types of loss and damage as are customarily maintained by other companies engaged in similar businesses as Green Dot, which may include reasonable self insured retention limits.
     18.5 True and Correct Information. Green Dot covenants that all information furnished by it to CB&T for purposes of or in connection with this Agreement is true and correct in all material respects and no such information omits to state a material fact necessary to make the information so furnished not misleading. Except as disclosed to CB&T, there is no fact known to Green Dot (including threatened or pending litigation) that could materially and adversely affect the financial condition, business, property, or prospects of Green Dot.
     18.6 Books and Records. Green Dot covenants that it shall keep, or cause to be kept, and shall maintain for twelve (12) months prior to archiving, and thereafter shall maintain in archive for a minimum of five (5) years or such longer period as is required by Applicable Law or System Rules, proper records, files and books of account in which full, true and correct entries shall be made of all dealings and transactions in relation to the Accounts and the Program. Green Dot shall keep, and shall ensure that any Retailer, Reseller and Processor keep, current and accurate records regarding the products and services sold by Green Dot in accordance with Applicable Law or as otherwise reasonably required by CB&T.
     18.7 Cooperation. Green Dot covenants that it shall use commercially reasonable efforts to cooperate with CB&T in the operation of the Program and its obligations under this Agreement, including in respect of the settlement of disputes with Customers.
     18.8 Error Resolution; Customer Complaints. Green Dot agrees to resolve, in accordance with all Applicable Law, all alleged errors or unauthorized transactions with respect to any Prepaid Card. Green Dot further agrees, upon notification by CB&T of a complaint or allegation made by a Customer in writing to a Regulatory Authority or CB&T, to obtain any and all documentation or data required to resolve the matter, fully investigate the allegations, advise CB&T of the results of the investigation and provide an audit trail of information pertinent to the matter, all within any timeframes required by Applicable Law but in no event later than ten (10) Business Days after notice of the complaint or allegations.
     18.9 CheckFree Covenants.
          18.9.1 Notices. Green Dot shall provide to CB&T all notices that Green Dot is obligated to receive, or may from time to time receive, from CheckFree under the CheckFree Agreement or the CheckFree Payment Agreement. Green Dot also shall notify and consult with CB&T as to any disputes arising under the CheckFree Payment Agreement in the same manner that Green Dot does so with CheckFree.
          18.9.2 Third Party Beneficiary. Green Dot agrees that Synovus and CB&T are each third party beneficiaries of the CheckFree Payment Agreement, and that both Synovus and CB&T possess all of the rights and remedies with respect to the CheckFree Payment Agreement that Green Dot has under such agreement.

          18.9.3 Payments. [***] covenants and agrees to [***] or [***] and upon written notice, all amounts assessed against or charged to [***] by reason of, or related to [***], or [***], of the [***]; provided, however, that [***] shall not be responsible to [***] for the foregoing payments in the event [***] of the [***].
ARTICLE 19
REPRESENTATIONS AND WARRANTIES OF CB&T AND SYNOVUS
     Each of Synovus and CB&T hereby severally makes the following representations and warranties to Green Dot during the Term (and the Wind Down Period), each and all of which shall survive the execution and delivery of this Agreement, and each and all of which shall be deemed to be restated and remade on each day on which Accounts are opened, any transaction records (or modifications thereto) are transmitted, or any action taken by Synovus, CB&T or Green Dot with respect to the Program:
     19.1 Organization and Qualification. Synovus is a financial holding company validly existing and in good stand under the laws of Georgia, and CB&T is a bank duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or establishment. Each of Synovus and CB&T is duly qualified and in good standing to do business in all jurisdictions where such qualification is necessary for it to carry out its obligations under this Agreement, except where the failure to so qualify would not have a material adverse effect on CB&T’s business, or where the failure to so qualify would not have a material adverse effect on Green Dot’s or CB&T’s ability to continue operation of the Program.
     19.2 Corporate Authority.
          19.2.1 Corporate Power. Each of Synovus and CB&T has all necessary corporate power and authority to enter into this Agreement and to perform all of the obligations to be performed by it under this Agreement.

***	Confidential material redacted and filed separately with the Commission

          19.2.2 Authorization. This Agreement has been duly authorized by all necessary proceedings, has been duly executed and delivered by each of Synovus and CB&T and is a valid and legally binding agreement of each of Synovus and CB&T duly enforceable in accordance with its terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equity principles).
          19.2.3 Approvals. No consent, approval, authorization, order, registration or qualification of or with any court or Regulatory Authority or other governmental body having jurisdiction over Synovus or CB&T is required for, and the absence of which would materially adversely affect, the legal and valid execution and delivery of this Agreement, and the performance of the transactions contemplated by this Agreement.
          19.2.4 No Conflicts. The execution and delivery of this Agreement by each of Synovus and CB&T hereunder and the compliance by Synovus and CB&T with all provisions of this Agreement shall not: (i) conflict with, result in the breach of, constitute a default under or accelerate, terminate, modify or cancel or require any notice or consent under any agreement, contract, lease, license, instrument or other arrangement to which Synovus or CB&T is a party or by which it is bound or to which any of its assets is subject, except for such violations, conflicts, breaches, defaults, accelerations, terminations or modifications that would not have a material adverse effect on its ability to fulfill its obligations under this Agreement; or (ii) violate the charter, bylaws, or any other equivalent organizational document of Synovus or CB&T.
     19.3 Litigation. There are no actions, suits or proceedings existing or pending against or affecting Synovus or CB&T before any Regulatory Authority which would have a material adverse effect on its ability to perform its obligations hereunder except for proceedings which it is defending and challenging in good faith and which it does not reasonably believe shall result in a final order or judgment materially affecting its ability to perform this Agreement.
     19.4 CB&T Marks. CB&T has the legal right to use and to permit Green Dot to use, to the extent set forth herein, the CB&T Marks; and Synovus has the legal right to use and to permit Green Dot to use, to the extent set forth herein, the Synovus Marks.
     19.5 Intellectual Property Rights. In the event CB&T provides any software or hardware to Green Dot, CB&T has the legal right to such software or hardware and the right to permit Green Dot to use such software or hardware, and such use shall not violate any intellectual property rights of any third party.
     19.6 Sharing of Customer Information. Nothing in CB&T’s current policies and procedures restrict CB&T from entering into the covenants contained in this Agreement that relate to the sharing of Accountholder Data.
     19.7 No Reliance. Each of Synovus and CB&T acknowledges and agrees that Green Dot has not made, and Synovus or CB&T is not relying on, any representation or warranty, express or implied, with respect to the subject matter hereof, except as expressly set forth in this Agreement.

ARTICLE 20
COVENANTS OF CB&T
CB&T as specifically noted in this ARTICLE 20 hereby severally and not jointly covenants and agrees with Green Dot as follows:
     20.1 Notices of Changes. Except as such is limited by Applicable Law or the actions or requirements of a Regulatory Authority, CB&T shall notify Green Dot as far as reasonably possible in advance of any: (a) change in the name or form of business organization of CB&T, change in the location of its chief executive office or the location of the office where its records concerning the Program are kept; and (b) merger or consolidation of CB&T or the sale of a significant portion of its stock or of any substantial amount of its assets not in the ordinary course of business or any CB&T change in control. CB&T shall notify Green Dot as soon as reasonably possible of any material adverse change in Green Dot’s financial condition or operations. CB&T shall furnish such additional information with respect to any of the foregoing as Green Dot may reasonably request for the purpose of evaluating the effect of such transaction on the financial condition and operations of CB&T and on the Program.
     20.2 CB&T’s Business. CB&T shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and to comply with all Applicable Law in connection with its business.
     20.3 Insurance. CB&T shall maintain insurance policies with insurers and in such amounts and against such types of loss and damage as are customarily maintained by other banks engaged in similar businesses as CB&T, which may include reasonable self insured retention limits.
     20.4 True and Correct Information. CB&T covenants that all information furnished by CB&T to Green Dot for purposes of or in connection with this Agreement is true and correct in all material respects and no such information omits to state a material fact necessary to make the information so furnished not misleading. Except as disclosed to Green Dot, there is no fact known to CB&T (including threatened or pending litigation) that could materially and adversely affect the financial condition, business, property, or prospects of CB&T.
     20.5 Books and Records. CB&T covenants that it shall keep, or cause to be kept, and shall maintain for twelve (12) months prior to archiving, and thereafter shall maintain in archive for a minimum of five (5) years or such longer period as is required by Applicable Law or System Rules, proper records, files and books of account in which full, true and correct entries shall be made of all dealings and transactions in relation to the Accounts and the Program.
     20.6 Cooperation. CB&T covenants that it shall use commercially reasonable efforts to cooperate with Green Dot in the operation of the Program and its obligations under the Agreement, including in respect of the settlement of disputes with Customers.

ARTICLE 21
INSURANCE
     21.1 Green Dot. Green Dot shall procure, pay for and maintain the minimum insurance coverage set forth below for the entire Term of the Agreement. All insurance coverage is subject to the approval of CB&T and shall be issued by a fiscally sound insurance carrier which maintains an A.M. Best rating of A or better. All insurance required herein shall contain a waiver of subrogation in favor of CB&T, its Affiliates, and their respective directors, officers, employees and agents.
               (a) Employer’s Liability Insurance and Worker’s Compensation Insurance, including coverage for occupational injury, illness and disease, and other similar social insurance in accordance with the Applicable Laws of the country, state or territory exercising jurisdiction over the employee with minimum limits per employee and per event of $[***] and a minimum aggregate limit of $[***], or the minimum limits required by Applicable Law, whichever limits are greater.
               (b) Comprehensive General Liability Insurance, including Products, Completed Operations, Premises Operations Personal and Advertising Injury, Contractual and Broad Form Property Damage liability coverages, on an occurrence basis, with a minimum combined single limit per occurrence of $[***] ($[***] for Personal Injury), and a minimum combined single aggregate limit of $[***]. The General Liability policy shall name CB&T, its Affiliates, and their respective directors, officers, employees and agents as additional insureds on the General Liability policy.
               (c) Automotive Liability Insurance covering use of all owned, non-owned and hired automobiles for bodily injury, property damage, uninsured motorist and underinsured motorist liability with a minimum combined single limit per accident of $[***] or the minimum limit required by Applicable Law, whichever limit is greater.
               (d) Commercial Crime Insurance, including blanket coverage for Employee Dishonesty and Computer Theft, for loss or damage arising out of or in connection with any fraudulent or dishonest acts committed by the employees of Green Dot, acting alone or in collusion with others, including the property and funds of others in their possession, care, custody or control, with a minimum limit per event of $[***].

***	Confidential material redacted and filed separately with the Commission

               (e) Electronic Data Processing Errors and Omissions Insurance covering liability for loss or damage due to an act, error, omission or negligence, or due to machine malfunction, with a minimum limit per event of $[***].
               (f) Cyber Liability Insurance covering funds transfer processing services, intellectual property, and network security with a minimum combined single aggregate limit of $[***].
               (g) Umbrella Liability Insurance with minimum per-occurrence limits of $[***] General Aggregate insurance, $[***] Products and Completed Operations, and $[***] Personal Injury, in each case in excess of the insurance coverage described above in part (b) and (d) above in this Section 11.
     21.2 Evidence of Insurance. Green Dot must furnish CB&T with certificates of insurance as evidence of satisfaction of the above insurance requirements prior to commencement of operations under this Agreement. Such certificates shall verify the waiver of subrogation in favor of CB&T, name CB&T as additional insured under general liability, and shall specify that in the event of cancellation or material change in coverage, at least thirty (30) days’ prior notice will be given to CB&T concerning such event. Should Green Dot be unable to amend its policy to provide the thirty (30) days’ notice, CB&T will accept language on the Certificate of Insurance with wording to the effect that, if any of the policies are cancelled before the expiration date of the policy, the issuing insurer will endeavor to mail thirty (30) days’ written notice to the Certificate Holder, but failure to do so shall not obligate or cause liability of any kind upon the insurer, its agents or representatives. In the event that Green Dot fails to maintain and keep in force the insurance as herein provided, CB&T shall have the right to cancel and terminate the Agreement immediately and without prior notice.
     21.3 CB&T. CB&T shall, throughout the Term, have and maintain in force at least the following insurance coverages: (i) comprehensive or commercial general liability insurance, including coverage for completed operation, of not less than $[***] per occurrence and $[***] aggregate; (ii) fidelity bond coverage for loss of money, securities or other property resulting from one or more of theft, fraudulent or dishonest acts with a limit of liability of not less than $[***] per occurrence and in the aggregate; and (iii) errors and omissions insurance with a limit of liability of not less than $[***] per occurrence and in the aggregate.

***	Confidential material redacted and filed separately with the Commission

ARTICLE 22
LIMITATION OF LIABILITY
     22.1 Limitation of Liability. NEITHER PARTY, OR THEIR RESPECTIVE SUBSIDIARIES, PARENTS OR AFFILIATES SHALL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT OR ITS SUBSIDIARIES, PARENTS OR AFFILIATES, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING LOST PROFITS (EVEN IF SUCH DAMAGES ARE FORESEEABLE, AND WHETHER OR NOT ANY PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM OR RELATING TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE WRONGFUL DEATH OR INJURY OF ANY PERSON. NOTWITHSTANDING THE FOREGOING, THE LIMITATIONS CONTAINED IN THIS SECTION 22.1 SHALL NOT APPLY TO ANY CLAIM THAT (A) IS SUBJECT TO INDEMNIFICATION UNDER ARTICLE 24, (B) ARISES OUT OF A BREACH OF CONFIDENTIALITY UNDER ARTICLE 16 OR A BREACH OF INFORMATION SECURITY UNDER ARTICLE 14 OR SCHEDULE 14.1 (C) WITH RESPECT TO CB&T, ARISES OUT OF GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD, OR (D) WITH RESPECT TO GREEN DOT, ARISES OUT OF GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD.

ARTICLE 23
TERM AND TERMINATION OF AGREEMENT
     23.1 Term and Termination of Agreement. The initial term of this Agreement shall be for a period of three (3) years commencing on the Effective Date (the “Initial Term”), and shall continue for three (3) successive one (1) year periods (each a “Renewal Term”), unless prior to the expiration of the Initial Term or at any time thereafter CB&T or Green Dot gives the other Party not less than one hundred eighty (180) days written notice of its election not to renew this Agreement.
     23.2 Termination of Agreement for Cause. In addition to the right to not renew this Agreement pursuant to Section 23.1, CB&T or Green Dot shall have the right, as applicable, to terminate the Agreement upon occurrence of one or more of the following events upon written notice to the other Parties:
          23.2.1 Material Breach. If Green Dot or CB&T fails to observe or perform, in any material respect, that Party’s obligations to the terminating Party hereunder or is otherwise in breach of this Agreement and such breach has a material adverse effect on the Program or the non-breaching Party, so long as the failure or breach is not due to the actions or failure to act of the terminating Party, but only if the non-performing Party fails to cure the breach within thirty (30) Business Days after the non-performing Party received written notice from the terminating Party specifying the failure.
          23.2.2 Representation, Warranty, Statement or Certificate. In the event any representation, warranty statement or certificate furnished by Green Dot to CB&T or by CB&T to Green Dot in connection with or arising out of the Agreement is false and has a material adverse effect to the terminating Party as of the date made or delivered.
          23.2.3 Insolvency; Financial Condition. If CB&T or Green Dot shall: (i) file, or consent by answer or otherwise to the filing against it, of a petition for relief, reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction; (ii) make an assignment for the benefit of its creditors; (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property; (iv) be adjudicated insolvent or be liquidated; (v) take corporate action for the purpose of any of the foregoing; (vi) voluntarily or involuntarily commence proceeding for wind up or liquidation, if such proceeding or petition shall continue un-dismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for sixty (60) days.
          23.2.4 Force Majeure Event. If any performance under the Agreement is postponed or extended for longer than sixty (60) days due to a Force Majeure Event experienced by the non-terminating Party.
          23.2.5 Cross-Default. In the event there is a termination of the Network Settlement Agreement, or there is a termination of or material breach of any Supporting Agreements, in each case for any reason other than the breach or non-performance of the terminating Party.

     23.3 CB&T Termination Right. In addition to the foregoing, CB&T shall have the right to terminate this Agreement, upon written notice to Green Dot, in the event Green Dot fails to implement a change to the Program pursuant to ARTICLE 3.
     23.4 Change in Control. CB&T or Green Dot shall have the right, as applicable, to terminate the Agreement upon written notice to the other Party if on or after the Effective Date, (i) in any one transaction beneficial ownership of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of either Party entitled to vote generally in the election of directors is acquired by any Person or group unrelated to the Persons or groups that control such Party as of the Effective Date, whether pursuant to a sale of such interest by the holders thereof or pursuant to a merger, consolidation, reorganization or other business combination (“Change in Control”), or (ii) all or substantially all of the assets or property of such Party is sold or otherwise or otherwise disposed of in one transaction or a series of related transactions to any Person or group unrelated to the Persons or groups that control such Party as of the Effective Date; provided, however, that CB&T shall not have the right to terminate this Agreement in the event that a Change in Control occurs as a result of a public offering by Green Dot.
     23.5 Green Dot Termination Right. In addition to the foregoing, Green Dot shall have the right to terminate this Agreement, upon written notice to CB&T, upon the occurrence of any of the following.
          23.5.1 CB&T Troubled Condition. In the event CB&T is determined to be in a “troubled condition” as defined in 12 C.F.R. Section 325.101, or CB&T or any officer or director of CB&T becomes subject to a formal written enforcement order that materially adversely affects CB&T’s ability to fulfill its obligations under this Agreement.
          23.5.2 Required Program Change. Pursuant to the provisions of Section 3.2.5.
     23.6 Termination Without Cause by Green Dot. Green Dot may, at its option, terminate this Agreement at any time during the Term by giving one hundred and eighty (180) days prior written notice of termination, and by the payment to CB&T of liquidated damages as set forth in Section 23.8.
     23.7 Wind Down Period.
          23.7.1 General Obligations. Upon the expiration or termination of this Agreement, (i) Green Dot may elect to either transition the Program to an alternative card issuer (any such institution, a “Successor Bank”) in accordance with Applicable Law and pursuant to Section 23.7.2 or (ii) the Program shall be wound down in accordance with Applicable Law and pursuant to Section 23.7.3. Each Party acknowledges that the main goals of the Wind Down Period are to benefit the Customers by minimizing any possible burdens or confusion and to protect and enhance the names and reputations of the Parties, both of whom have invested their names and reputations in the Program and Prepaid Cards issued hereunder. Unless otherwise required by Applicable Law or any Regulatory Authority, upon the expiration or termination of this Agreement for any reason, the Parties agree to cooperate in good faith to wind down or transition the Program in a commercially reasonable way as soon as reasonably possible to provide for a smooth and orderly transition or wind-down. Such cooperation shall include continued acceptance of Prepaid Cards presented for payment until such Prepaid Cards expire or are cancelled as set forth below, and continued provision of customer service to all outstanding Customers in accordance with the terms of this Agreement up until the Prepaid Cards expire, are terminated, or transitioned to another bank or financial institution.
          23.7.2 Green Dot Transition Election. In the event that Green Dot elects to transition the Program to a Successor Bank pursuant to Section 23.7.1, CB&T’s obligations shall include: (i) executing and delivering an account transfer agreement containing terms and conditions generally consistent with banking industry practice (including customary representation, warranties and obligations) for the transfer of accounts between institutions to transfer the Program to a Successor Bank (as well as all liabilities expressly assumed including those with respect to payment of the Customer Funds to Customers); (ii) assigning all of CB&T’s rights, duties and obligations with respect to all Cards, Customer Agreements, all Accountholder Data and CB&T’s interest in all Materials (subject to use of Marks) related to the Program to such Successor Bank; (iii) transferring to such Successor Bank all books and records relating to the Program; (iv) making any and all regulatory filings necessary to effect the transition of its undertakings in connection with this Agreement to such Successor Bank; (v) making all filings and taking all other actions necessary to transfer the related BINs to such Successor Bank; and (vi) executing other documents as may reasonably be necessary for CB&T to perform its obligations under this Section 23.7.2.
          23.7.3 Transition Process. As soon as reasonably practicable after expiration of this Agreement or receipt or delivery of a termination notice, Green Dot shall provide to CB&T in writing a proposed transition plan, detailing (i) whether the Program is to be wound down or transferred to a Successor Bank; and (ii) a proposed timeline, which shall designate a date as of which the Program shall be wound down or transferred from CB&T to a Successor Bank (“Switchover Date”). CB&T and Green Dot shall meet promptly thereafter to finalize a mutually agreed transition plan and Switchover Date. The wind-down or transition of the Program shall occur as soon as reasonably possible and in no event later than, as applicable (y) one hundred eighty (180) days after expiration of this Agreement or the date the termination notice is received or (z) , subject to Section 23.7.4, ninety (90) days after (A) expiration of this Agreement or the date the termination notice is received in the event Green Dot elects not to transfer the Program to a Successor Bank or (B) the end of the time period specified in (y) above if Green Dot has failed to effect the transfer by such date; provided, however, that such time periods may extended either by mutual written agreement of the parties or solely to accommodate the receipt of regulatory approvals required under Applicable Law.
          23.7.4 No Green Dot Transfer. In the event Green Dot elects not to transition the Program to a Successor Bank pursuant to Section 23.7.2 or fails to effect such transfer by the time period specified in Section 23.7.3, the Parties shall work together to terminate the Program within the time periods specified in Section 23.7.3; provided, however, that the Parties agree that the affected Customers shall be given at least sixty (60) calendar days notice of termination or such longer time as required by Applicable Law.
          23.7.5 Reload of Reloadable Products. Upon a notice of non-renewal or termination, Green Dot may request CB&T to continue to accept Reloads of reloadable products,

and CB&T shall accept such request. Notwithstanding the forgoing, in the event of a termination of this Agreement by CB&T pursuant to Section 23.2 or Section 23.3, or in event Green Dot fails to transfer the Program to a Successor Bank within the time period specified in Section 23.7.3, CB&T may require Green Dot to provide, and Green Dot then shall provide, notice to Customers (such notice subject to CB&T’s prior written approval) that Customers shall no longer have the ability to Reload any reloadable products issued pursuant to the Program after nine (9) months from the date of the notice.
          23.7.6 Wind Down Period General Obligations. During the Wind Down Period, the Parties shall continue to be bound by and comply with the terms of this Agreement and perform all of their obligations hereunder until such date as the Program is wound-down and shall remain liable for the representations and warranties, covenants and indemnification obligations under this Agreement; provided, however, if CB&T has terminated the Agreement under Section 23.2 due to (i) criminal activity or alleged criminal activity of Green Dot or a Green Dot employee which is directly related to the Program, or (ii) acts or omissions of Green Dot or its employees that have exposed or may reasonably expose CB&T or its Affiliates to material economic loss, Green Dot shall, if requested by CB&T, make best efforts to cease all sales of new Prepaid Cards as promptly as practical consistent with such best efforts.
          23.7.7 Press Releases. In no event shall either Party make any public statement or customer communication regarding the termination or wind-down of this Agreement, or any Prepaid Cards or the Program without the express prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, each, Party may communicate the termination or expiration of this Agreement to any third party with which it has contracted to provide services for the Prepaid Cards and/or the Program (e.g., affected Systems and processors) and Green Dot may communicate the termination or expiration of this Agreement to any third party with which it desires to negotiate to serve as the Successor Bank for the Program.
          23.7.8 Return of Property. Following termination or expiration of this Agreement and expiration of the Wind Down Period, each Party shall (i) return all property belonging to the other Parties (including Confidential Information not reasonably necessary to operate the Program) which is in its possession or control at the time of termination, and (ii) discontinue the use of and return to the other Parties, or at the request of the other Parties destroy, all written and printed Materials bearing the other Parties’ name and logo, except as set forth in Section 16.3.
          23.7.9 Reimbursement Obligations. Except in the event this Agreement is terminated by Green Dot pursuant to Section 23.2, Green Dot shall reimburse, as applicable, CB&T for all costs reasonably incurred by CB&T for any documented transition expenses reasonably incurred by CB&T with respect to either the transfer of the Program to a Successor Bank or the termination of the Program.
          23.7.10 Further Assurances. Each Party shall, at Green Dot’s cost and expense, (i) give such further assurances to the acquiring party and shall execute, acknowledge and deliver all such acknowledgments, assignments and other instruments and take such further action as may be reasonably necessary and appropriate to effectively vest in the acquiring party the full legal and equitable title to the Program acquired by the acquiring party and (ii) make commercially reasonable efforts to assist the acquiring party in the orderly transition of the operations being acquired by the acquiring party. The Parties agree to work in good faith to assure a smooth transition of the Program and continuity of operations with respect to the Program.
          23.7.11 Use of Marks. Notwithstanding anything to the contrary contained herein, except to discharge its obligations and exercise its rights under this Agreement, upon the end of the Wind Down Period: (i) the transfer of Materials under Section 23.7.2 shall not entitle Green Dot or its designate to use the CB&T Marks or Synovus Marks, or (ii) CB&T to use the Green Dot Marks, as applicable. Upon the end of the Wind Down Period, prior to any use of the Materials, all references to or trade dress of CB&T and its Affiliates or Green Dot and its Affiliates, as the case may be, shall be removed from such Materials.
     23.8 Liquidated Damages.
          23.8.1 CB&T Termination For Cause; Green Dot Termination without Cause. In the event this Agreement is terminated by (a) CB&T pursuant to Section 23.2 or Section 23.3 or (b) by Green Dot pursuant to Section 23.6, in addition to any other rights and remedies set forth herein or otherwise available, Green Dot shall pay CB&T, within [***] of the date of termination, as liquidated damages, an amount equal to the [***] on the date [***].
          23.8.2 Damages Acknowledgement. Each Party recognizes and acknowledges that damages are difficult or impossible to calculate and therefore the liquidated damages amount and calculation set forth in Section 23.8.1 represent the Parties’ best estimate of the damages a Party shall incur as a result of a termination event provided for in Section 23.8.1, and that payment of such liquidated damages amounts represent a reasonable estimate of the total net detriment that a Party would suffer in the event of such a termination occurrence. Each Party recognizes and acknowledges that any such liquidated damages amount is not intended as a forfeiture or penalty, but is intended to constitute liquidated damages to the other Party.
ARTICLE 24
INDEMNIFICATION; DAMAGES
     24.1 By Green Dot.
          24.1.1 Indemnification Obligation. Green Dot covenants and agrees to indemnify and hold CB&T, its Affiliates, and their respective officers, directors, employees, agents, successors and permitted assigns harmless against any losses, liabilities, costs and expenses (including reasonable attorneys fees and expenses), judgments, settlements, damages, fines, penalties, claims, demands, offsets, defenses, counterclaims, actions, investigations or proceedings (collectively, “Losses”) arising out of, under or in connection with (i) any failure by Green Dot to comply with any of the terms and conditions of this Agreement, (ii) any

***	Confidential material redacted and filed separately with the Commission inaccuracy, breach or untruthfulness of any representation or warranty made by Green Dot herein, (iii) any infringement or alleged infringement of any third party’s marks or intellectual property rights as a result of CB&T’s or Synovus’ use of the Green Dot Marks hereunder, (iv) subject to this Section 24.1.1, any noncompliance with or violation of any Applicable Laws or System Rules (including without limitation with respect to Materials), (v) the gross negligence or willful misconduct of Green Dot, Retailer, Reseller or any of Green Dot’s Affiliates, employees, officers, directors, subcontractors or agents, representatives or independent contractors, (vi) any wrongful acts or omissions of Green Dot in connection with the improper use of Customer relationships or in connection with the transfer of Network responsibilities hereunder to the Successor Bank, (vii) [***], (viii) [***], or (ix) [***]. Notwithstanding any other provision of this Agreement to the contrary, express or implied, Green Dot’s indemnification obligations under clause (ix) of this Section 24.1.1 [***]: (a) CB&T’s failure to comply with the Bank Secrecy Act or OFAC requirements where such failure was not in any way caused by Green Dot’s failure to meet its obligations under this Agreement or to obtain and provide all information to CB&T needed for CB&T to meet such Bank Secrecy Act or OFAC requirement; (b) [***]; or (c) [***].
          24.1.2 Limited Exception and Conditions. Green Dot’s indemnification obligations under this ARTICLE 24 shall exclude any Losses arising from the noncompliance with or violation of any Applicable Law or System Rule by the Program, any Party or such Party’s employees or agents, or any Retailer, Reseller or Third Party Service Provider only in the event that:
               (a) CB&T makes a determination as to Applicable Law or a System Rule pursuant to Section 3.2.1 hereof (a “CB&T Determination”), and
                    (i) Green Dot in good faith disputes that CB&T Determination following the procedures of ARTICLE 25, and
                    (ii) the dispute is resolved in a manner that preserves the CB&T Determination as the determination to be followed for the Program, and
                    (iii) Green Dot formally protests to such resolution of the dispute in a signed, written statement delivered to CB&T and its counsel within ten (10) Business Days of the resolution of the dispute as provided in this Section 24.1.2, which statement provides that Green Dot accepts the dispute resolution “under protest,” describes the dispute and the resolution of the dispute in reasonable detail, is supported by a legal opinion provided to Green Dot (with a copy to CB&T) by a reputable law firm, and cross-references this Section 24.1.2 (a “Protest Statement”), and

***	Confidential material redacted and filed separately with the Commission

                    (iv) the CB&T Determination is determined by a court or Regulatory Authority to be inconsistent with Applicable Law and results directly in the payment of monetary damages or civil money penalties to a Customer or monetary penalties to a Regulatory Authority (collectively, “Noncompliance Losses”), then
               (b) Green Dot shall have no indemnification obligation with respect to such Noncompliance Losses and CB&T shall indemnify Green Dot as provided in Section 24.2 for any Noncompliance Losses suffered by Green Dot.
               (c) Any Protest Statement under this Section 24.1.2 must be delivered by Green Dot within twenty (20) Business Days after the resolution of the CB&T Determination that is protest, and must be delivered to [***] and [***], by registered or certified mail, at the mailing address indicated in Section 26.14 or at such other address or to such other person of which Green Dot receives notice in conformity with Section 26.14.
     24.2 By CB&T. Subject to Green Dot’s indemnification obligations with respect to noncompliance with or violation of Applicable Law or Systems Rules, as provided in Section 24.1.1 and limited only by Section 24.1.2, CB&T covenants and agrees to indemnify and hold Green Dot, its Affiliates, and their respective officers, directors, employees, agents, and permitted assigns (the “Green Dot Indemnified Parties”) harmless against any Losses, arising out of, under or in connection with (i) any failure by CB&T to comply with any of the terms and conditions of this Agreement, (ii) any inaccuracy, breach or untruthfulness of any representation or warranty made by CB&T herein, (iii) any infringement or alleged infringement of any third party’s mark or intellectual property as a result of Green Dot’s use of the CB&T Marks hereunder, (iv) the gross negligence or willful misconduct of CB&T or its employees, officers, directors, vendors, subcontractors or agents, representatives or independent contractors, (v) any wrongful acts or omissions of CB&T in connection with the improper use of Customer relationships or in connection with the transfer of Network responsibilities hereunder to the Successor Bank, in each case excluding any Losses to the extent such Losses arise from the acts or omissions of Green Dot, including any failure to comply with the terms of this Agreement, or (vi) any unauthorized or fraudulent access to or use of Accountholder Data caused by the gross negligence or intentional misconduct of an employee of CB&T or of its Affiliates, or arising solely from a security breach to computer systems maintained by CB&T or maintained by third parties (other than Green Dot or a Third Party Service Provider, Retailer, or Reseller) on behalf of CB&T.
     24.3 Defense of Claims.
          24.3.1 Notice. If any claim is made or any suit, action, investigation or proceeding of any kind (any such action a “Claim”) is commenced that may give rise to a right of indemnification, or any knowledge is received of a state of facts which, if not corrected, may give rise to a right of indemnification, the indemnified party shall give prompt written notice to the indemnifying party. The failure to give such notice shall not, however, relieve the indemnifying party of its indemnification obligations except to the extent that the indemnifying party is actually harmed thereby.

          24.3.2 Right to Defend Claim. The indemnifying party shall have the right to defend any such Claim in its name and at its expense, shall select the counsel for the defense of such Claim as approved by the indemnified party, and shall cooperate with the indemnified party in the conduct of the defense against such Claim; provided, however, that the indemnifying party shall not have the right to defend any such Claim if (i) it refuses to acknowledge fully its obligations to the indemnified party; (ii) it contests, in whole or in part, its indemnification obligations; (iii) it fails to employ appropriate counsel approved by indemnified party to assume the defense of such Claim or refuses to replace such counsel upon the indemnified party’s reasonable request; (iv) the indemnified party advises the indemnifying party that there are issues which could raise possible conflicts of interest between the indemnifying party and the indemnified party or that the indemnified party has claims or defenses that are separate from or in addition to the claims or defenses of the indemnifying party; or (v) such Claim seeks an injunction, cease and desist order, or Management Committee; provided further, that Green Dot may not, as an indemnifying party or otherwise, defend against a Claim or select the counsel for the defense of a Claim if the Claim was brought by a Regulatory Authority. If the Management Committee is unable to resolve the Dispute within five (5) Business Days, then either Party may escalate the Dispute to the most senior executive each of CB&T and Green Dot. In each such case, the indemnified party shall have the right to direct the defense of the Claim and retain its own counsel, and the indemnifying party shall pay the cost of such defense, including reasonable attorneys fees and expenses.
          24.3.3 Indemnifying Party Election. If the indemnifying party elects and is entitled to compromise or defend such Claim it shall within thirty (30) days (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so, and the indemnified party shall, at the expense of the indemnifying party, cooperate in the defense of such Claim. In such case, the indemnified party shall have the right to participate in the defense of any Claim with counsel selected by it. Except as provided in Section 24.3.2, the fees and disbursements of such counsel shall be at the expense of the indemnified party.
          24.3.4 Indemnifying Party Obligation. The indemnifying party shall have no obligation to pay the monetary amount of the settlement of any Claim entered into by the indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed). Notwithstanding the indemnifying party’s right to direct the defense against any Claim, the indemnifying party shall not have the right to compromise or enter into an agreement settling any claim, suit, demand or action without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed).
ARTICLE 25
DISPUTE RESOLUTION
     25.1 Dispute. Except as provided in Section 25.3, a Party shall invoke this Section 25.1 to resolve any dispute, claim or controversy among the Parties concerning this Agreement or any matter arising under the Program, including any issue relating the Parties’ obligations under the applicable provisions of the Program Operating Guidelines (any such matter a “Dispute”).

     25.2 Process. Either the Green Dot Relationship Manager or the CB&T Relationship Manager shall present any Dispute to the Senior Business Unit Manager of each Party (the person holding that position for each Party as of the Effective Date is identified on Schedule 25.2), which shall endeavor to resolve such Dispute within five (5) Business Days. If the Senior Business Unit Managers are unable to resolve such Dispute within the five (5) Business Days, then either Party may escalate the Dispute to the Management Committee. Notwithstanding the foregoing, in the event that a Party determines that the expeditious resolution of such Dispute is necessary to avoid a material adverse effect, the affected Party may require, upon prior written notice to the other Party, immediate escalation of such Dispute to the most senior executive of CB&T and the most senior executive of Green Dot. In the event that such senior executives are unable to resolve the Dispute within five (5) Business Days after such referral, a Party may proceed to litigation. This Dispute resolution process shall not limit a Party’s right to seek injunctive relief as provided in Section 25.4 or to give notice of termination or otherwise pursue its right to terminate this Agreement or other rights set forth in this Agreement.
     25.3 Dispute Regarding Termination. Once notice of termination has been issued pursuant to the terms of this Agreement, in the event of a Dispute regarding such termination or events resulting in such termination, a Party may, upon written notice to the other Party, proceed directly to litigation in accordance with Section 25.4 without referring such Dispute to the Management Committee or following the escalation process.
     25.4 Injunctive Relief; Right to Terminate.
          25.4.1 Injunction. Notwithstanding the Dispute resolution provision of this Section 25.4.1 and any other applicable provision of this Agreement, either Party may seek equitable relief at any time before or during any Dispute resolution proceedings (including arbitration) in any court of competent jurisdiction to protect its interests or to preserve the status quo pending completion of any Dispute resolution process or to otherwise protect its rights or interests as permitted at law and in equity. By seeking or obtaining such remedy, the Party seeking injunctive relief hereunder shall not waive any of the provisions of this ARTICLE 25.
          25.4.2 Termination. Nothing in this ARTICLE 25 shall limit a Party’s right to give notice of termination or otherwise pursue its right to terminate this Agreement or other rights set forth in this Agreement.
     25.5 Continuity of Services. In the event of a Dispute, the Parties shall continue to perform their respective obligations (other than the payment of any disputed amount) under this Agreement in good faith during the resolution of such Dispute.
ARTICLE 26
GENERAL PROVISIONS
     26.1 Entire Agreement. This Agreement, together with the Exhibits and Schedules and Supporting Agreements, constitutes the entire agreement by the Parties and supersedes any other agreement including the Original Agreement, whether written or oral, that may have been made or entered into between or among the Parties relating to the matters contemplated hereby.

     26.2 Accounting. The Parties agree that all accounting calculations in this Agreement shall be performed in accordance with generally accepted accounting principles or other generally accepted accounting methods in the United States. The Parties further agree to work together in good faith to reconcile any accounting discrepancies.
     26.3 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without regard to that state’s conflict of laws principles.
     26.4 Jurisdiction. The Parties hereby irrevocably and unconditionally consent and submit to the personal jurisdiction of the United States District Court in Muscogee County, Georgia over all matters relating to this Agreement. In the event that the United States District Court does not have jurisdiction over a claim, suit, demand or action, the Parties hereby irrevocably and unconditionally consent and submit to the personal jurisdiction of the Georgia state court in Muscogee County. Each Party agrees that service of process in any claim, suit, demand or action hereunder may be made upon such Party by certified mail, return receipt requested, to the address for notice set forth herein.
     26.5 Trial By Jury. EACH PARTY ALSO, KNOWINGLY AND WILLINGLY, AND FOLLOWING CONSULTATION WITH COUNSEL, HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY DISPUTE ARISING UNDER THIS AGREEMENT.
     26.6 Force Majeure. No Party shall be liable for any failure or delay on its part to perform, and shall be excused from performing any of its non-monetary obligations hereunder if such failure, delay or non-performance results in whole or in part from any cause beyond the absolute control of the party, including any act of God, act of war, riot, actions of terrorists, earthquake, fire, explosion, natural disaster, flooding, embargo, sabotage each a “Force Majeure Event”); provided, however, that the Party suffering the Force Majeure Event shall immediately implement its Disaster Recovery Plan. A Party desiring to rely upon any of the foregoing as an excuse for failure, default or delay in performance shall, when the cause arises, give to the other Party prompt notice in writing of the facts which constitute such cause, and, when the cause ceases to exist, give prompt notice thereof to the other Party. This Section 26.6 shall in no way limit the right of a Party to this Agreement to make any claim against third parties for any damages suffered due to said cause.
     26.7 Survival. The following provisions of this Agreement shall survive termination of this Agreement, in each case subject to any limitations stated in such Section or Article: Article 1, Section 2.4, Section 7.2, Section 8.8(b), Section 16.3, Section 18.6, Section 18.7 with respect to cooperating in respect of settlement of disputes with Customers, Section 20.5, Article 22, Section 23.7, Section 23.8, Article 24, Article 26, and such other provisions as by their terms expressly survive termination of this Agreement.
     26.8 Severability. If any provision of this Agreement (or any portion thereof) is determined to be invalid or unenforceable, the remaining provisions of this Agreement shall not be affected thereby and shall be binding upon the Parties and shall be enforceable, as though said invalid or unenforceable provision (or portion thereof) were not contained in this Agreement.

     26.9 Waiver. The failure by a Party to insist upon strict performance of any of the provisions contained in this Agreement shall in no way constitute a waiver of its rights as set forth in this Agreement, at law or in equity, or a waiver of any other provisions or subsequent default by the other Party in the performance of or compliance with any of the terms and conditions set forth in this Agreement.
     26.10 Successors and Third Parties. This Agreement and the rights and obligations hereunder shall bind, and inure to the benefit of, the Parties and their successors and permitted assigns.
     26.11 Assignments. The rights and obligations of Green Dot and CB&T, respectively, under this Agreement are not assignable either voluntarily or by operational law, without prior written consent from the other, which consent shall not be unreasonably withheld; provided, however, that a Party may assign its rights and obligations under this Agreement to an Affiliate without the prior consent of the other Party; and provided further that CB&T may assign this Agreement without such approval by way of any merger, consolidation or other corporate reorganization solely between CB&T and one or more of its Affiliates.
     26.12 Relationship. Green Dot and CB&T are independent parties, and the nature and extent of their arrangement is set forth in this Agreement and other written documents and agreements setting forth their rights, duties and obligations with respect to their various relationships. Green Dot and CB&T are not partners, and nothing contained in this Agreement shall be construed as creating a partnership, joint venture or any similar relationship other than as independent contracting parties.
     26.13 Press Releases and Inquiries. Except as may be required by Applicable Law, System Rules or any stock exchange, neither of CB&T nor Green Dot, nor their respective parents or Affiliates, shall issue a press release or make public announcement or any disclosure to any third party related to the terms of this Agreement without the prior consent of the other Party, which consent shall not be unreasonably withheld or delayed. Upon receipt of any press inquiry (including any inquiry that may reasonably be expected to be posted on any website “blog”) concerning the Program or role of the Parties in the Program, the Party receiving such inquiry shall promptly notify the other Party and, to the extent practicable, consult with the other Party prior to providing any response to such inquiry.
     26.14 Notices. All notices, requests, financial statements and approvals required by this Agreement shall be in writing and shall be deemed to have been duly given as follows: (i) upon receipt if personally delivered; or (ii) upon deposit in the mail, if sent by certified or registered mail, postage prepaid, return receipt requested, or by overnight carrier, addressed as indicated below, or at such other address of which the notifying Party hereafter receives notice in conformity with this Section 26.14. All communications between the Parties required by this Agreement, including all of CB&T’s approvals of Materials may be transmitted by e-mail, unless otherwise required hereunder or as otherwise may be necessary to protect the confidentiality of the information being communicated, and all material communications to (i) CB&T shall copy the Green Dot Relationship Manager and (ii) Green Dot shall copy CB&T Relationship Manager.

If to CB&T:	If to Green Dot:

Lisa Lane White	Green Dot Corporation
24 12th Street	605 East Huntington Drive, Suite 205
Columbus, GA 31901	Monrovia, CA 91016
Attn: Lisa Lane White	Attn: Steven Streit
Telephone: (706) 649-2468;	Telephone: (626) 775-3410
Fax: (706) 644-0612	Fax: (626) 775-3704
Email: lisawhite@synovus.com	Email: sstreit@greendotcorp.com

With a copy to:	With a copy to:

Michael Smith, Esq.	John Ricci, Esq.
901 Front Avenue, Ste. 202	Green Dot Corporation
Columbus, GA 31901	605 East Huntington Drive, Suite 205
Telephone: (706) 649-2007	Monrovia, CA 91016
Fax: (706) 644-1957	Telephone: (626) 775-3485
Email: michaelsmith@synovus.com	Fax: (626) 739-2002
Email: jricci@greendotcorp.com

Any Protest Statement filed under Section 24.1.2
must be delivered to Michael Smith, at the mailing
address indicated above, with a copy to:

John ReVeal
Nelson Mullins Riley & Scarborough LLP 101
Constitution Avenue NW
Washington, DC 20001
Telephone: (202) 712-2818
     26.15 Schedules. The Schedules to this Agreement, as designated herein and annexed hereto, shall each be deemed to form an integral part of this Agreement and to be incorporated herein as if herein set out in full.
     26.16 Counterparts. This Agreement may be executed and then delivered via facsimile transmission, via the sending of PDF or other copies thereof via e-mail and in one or more counterparts, each of which shall be an original but all of which taken together shall constitute one and the same Agreement.
     26.17 Synovus. Notwithstanding anything to the contrary in this Agreement, Synovus is a Party to this Agreement only for purposes of ARTICLE 11, ARTICLE 17, Section 18.9, ARTICLE 19, Section 23.7.11, and ARTICLE 24, and only to the extent that Synovus is specifically named in such ARTICLES and Sections.
     26.18 Specific Performance. The Parties acknowledge and agree that the remedy at law for any breach by either Party of its covenants and obligations in this Agreement is inadequate and that the non-breaching Party, in addition to any other relief available to it, will be entitled to specific performance by the breaching Party to the extent permitted by Applicable Law.
     26.19 Non-Solicitation of Retailers. CB&T agrees that it will not, and that any resulting entity in the event of a Change of Control of CB&T will not, issue prepaid cards (other than as part of the Program) that are sold in any of the stores identified in column C, “Store Name,” of Schedule 8.1.2 hereof during the twenty four (24) month period following the Effective Date.

     IN WITNESS WHEREOF, this Agreement is executed by the Parties as of the date and year first above written.

COLUMBUS BANK AND TRUST COMPANY
By:	/s/ Lisa L. White
	Name:	Lisa L. White
	Title:	Senior Vice President

GREEN DOT CORPORATION
By:	/s/ Steven W. Streit
	Name:	Steven W. Streit
	Title:	CEO

SYNOVUS FINANCIAL CORP.
By:	/s/ Lisa L. White
	Name:	Lisa L. White
	Title:	Senior Vice President

Schedule 2.3
Supporting Agreements
1.	Settlement Agency Agreement, dated as of January 1, 2005, as amended, by and between CB&T and Green Dot.
2.	Fifth Amended and Restated Loan and Line of Credit Agreement, dated as of March 24, 2009 by and between CB&T and Green Dot.
3.	Fifth Amended and Restated Line of Credit Note, dated March 24, 2009, in the principal amount of $15 million issued by Green Dot.
4.	Assignment of Accounts, dated March 24, 2009, executed by Green Dot.
5.	Fifth Amended and Restated Security Agreement, dated as of March 24, 2009, by Green Dot in favor of CB&T.
6.	Fourth Amended and Restated Assignment Agreement, dated as of March 24, 2009, by Green Dot in favor of CB&T.
7.	ACH Customer Agreement, dated as of April ___, 2008, between Green Dot and CB&T.
8.	Business OnLine Access Agreement, dated as November 15, 2002, by and between Next Estate Communications, Inc. and CB&T.

***	Confidential material redacted and filed separately with the Commission

1

Schedule 3.1
Program Products

Prepaid Visa Card A reloadable Visa prepaid debit card for everyday use.

Prepaid MasterCard Card A reloadable MasterCard prepaid debit card for everyday use.

Prepaid Student Card A reloadable MasterCard prepaid debit card to help students safely manage their money.

Prepaid NASCAR Card A reloadable prepaid Visa debit card for the ultimate NASCAR fan.

Online Shopping Card Shop online safely and securely with a reloadable Visa prepaid debit card. Make online purchases, play games, download music and more!

Express Bill Pay Card Pay bills fast, online or by phone with a reloadable Visa prepaid debit card. Pay for cable, satellite, cell phone, utilities and more.

Visa Prepagada Una tarjeta prepagada Visa que es recargable para uso diario.

Kmart Reloadable Prepaid Card Products

Prepaid Visa Card A reloadable Visa prepaid debit card for everyday use.

Prepaid MasterCard Card A reloadable MasterCard prepaid debit card for everyday use.

Schedule 3.8.2(a)
Program Accounts

[***]

***	Confidential material redacted and filed separately with the Commission

Schedule 4.1(e)
Green Dot Reports to CB&T
1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

11.	[***]

12.	[***]

13.	[***]

14.	Any ad hoc report as requested by CB&T related to the Program

15.	[***]

***	Confidential material redacted and filed separately with the Commission

Schedule 6.2
Oversight Plan
Columbus Bank & Trust Company and Green Dot Corporation:
Oversight Policy and Procedures Program
     This Oversight Policy and Procedures Program (the “Oversight Plan”) is the program required by Program Agreement by and between Columbus Bank & Trust Company (“CB&T”) and Green Dot Corporation (“Green Dot”) (the “Agreement”). Capitalized terms not otherwise defined herein have the meaning givens in the Agreement; except as otherwise stated, references in this Oversight Plan to Schedules are those Schedules referred to in the Agreement. To the extent the Agreement addresses any matter with more specificity or detail than it is addressed in this Oversight Plan, or the Agreement otherwise is inconsistent with this Oversight Plan, then the Agreement shall control except as expressly stated to the contrary in this Oversight Plan.
Article I
CB&T Control
     1.1 General. CB&T and Green Dot hereby each acknowledge and agree that (a) CB&T has established the Program; (b) except as otherwise expressly provided in the Agreement, CB&T shall have full control and continued oversight over the Program, including without limitation all policies, activities and decisions with respect to the Program; (c) the products and services offered under the Program pursuant to the Agreement are products of CB&T; and (d) Green Dot shall serve as CB&T’s administrator and servicer for the Program, to which CB&T has delegated specific responsibilities relating to the marketing and servicing of the Program, including the marketing and sale of the Prepaid Cards.
     1.2 CB&T Determinations. As between CB&T and Green Dot with respect to each of their respective rights and obligations under the Agreement, CB&T has the sole and exclusive right to determine (i) which System Rules and modifications thereto apply to the Program; (ii) which federal, State and local laws, court opinions, attorney general opinions, rules and regulations, and regulatory guidance, regulatory determinations of (or agreements with) or written directions of any arbitrator or Regulatory Authority, and modifications thereto, apply to the Program or the Parties hereto and thus are Applicable Laws; (iii) how such System Rules and Applicable Laws apply to the Program; and (d) how and to what extent pending, settled or decided lawsuits or enforcement actions affecting CB&T or any other company, and legal and regulatory developments and trends, should be addressed in the Program; provided, however, that in making such determinations, CB&T shall consult with Green Dot, shall exercise reasonable and professional judgment, and shall consult with legal counsel as appropriate.
     1.3 CB&T Amendments. CB&T further reserves the right to amend this Oversight Plan or the Program Operating Guidelines or other policies and procedures relating to the Program in consultation with Green Dot, as deemed necessary by CB&T in light of determinations made by CB&T under Section 1.2. In the event CB&T concludes that a modification to the Program is required due to a change in Applicable Law or System Rules, CB&T’s interpretation of Applicable Law or System Rules, or such other determinations made by CB&T under Section 1.2, CB&T shall provide Green Dot written notice with as much notice as is practicable prior to the adoption of such proposed modification. Green Dot may raise objections to the proposed modification and in such event, the Parties agree to cooperate and expedite resolution with respect to the Applicable Law or System Rules. If compliance with the modification to the Applicable Law or System Rules would result in a material change to the Program, CB&T agrees to provide Green Dot a commercially reasonable period of time to implement such material change, taking into account with respect to such period of time any legally-binding effective date of such modification and the legal, compliance and reputation risks to the Program and the Parties. Green Dot shall take all actions deemed necessary by CB&T, in CB&T’s commercially reasonable discretion, taking into account any legally-binding effective date with respect to such change in Applicable Law or System Rules and the legal, compliance and reputation risks to the Program and the Parties, to implement the modification in the manner and time period specified by CB&T. CB&T may seek specific performance under this Section 1.3.
     1.4 CB&T Program Control. Green Dot recognizes and acknowledges that CB&T shall retain decisional authority and control over the Program in all material respects, and that Green Dot shall not implement any changes to any aspect of the Program except as expressly stated herein. CB&T’s control of the Program shall include, without limitation, its rights to exercise its best judgment in making risk assessments and in determining whether any risks associated with the Program exceed what is appropriate in CB&T’s good faith judgment.
     1.5 CB&T Control Standard; Consultation. In any action to be undertaken by CB&T with respect to the Program (including without limit with respect to any change to the Program that CB&T believes may be required due to a change in Applicable Law, the System Rules, or in response to any Criticism), CB&T shall provide Green Dot with its reasoned basis for the action to be taken and implemented. In the event Green Dot, in good faith, disputes a proposed action to be taken by CB&T, any Party can refer the matter to the Dispute resolution procedures set forth in Section 25.2 of the Agreement.
     1.6 CB&T Final Determination. At the conclusion of the consultation procedures set forth above, CB&T shall have the final determination as to any changes that may be required or advisable with respect to the Program, subject to the Dispute resolutions procedures of Section 25.2 of the Agreement. Notwithstanding the foregoing consultation process, in the event that CB&T determines in its commercially reasonable judgment that a particular action or change to the Program must be implemented within a specific time period to address a change in Applicable Law, System Rule, or in response to a Criticism, CB&T shall have the right to implement, and cause Green Dot to implement, any required change to the Program in any time period that CB&T believes is necessary or appropriate.
     1.7 Green Dot Termination Right. In the event CB&T determines to implement a change to the Program following the procedures set forth above and Green Dot determines in good faith and in its commercially reasonable judgment that (a) such change in the Program is not required under Applicable Law or the System Rules, which determination is supported by a legal opinion provided to Green Dot by a reputable law firm, with a copy of such opinion provided to CB&T, and (b) such a change would cause a Green Dot Material Adverse Effect, Green Dot may, upon one hundred and eighty (180) days written notice to CB&T, terminate the

Agreement; provided, however, that Green Dot shall not have the right to terminate the Agreement pursuant to this Section 1.7 if it does not issue a termination notice within sixty (60) days following CB&T’s decision to implement the change. Any termination by Green Dot pursuant to and permitted by this Section 1.7 shall be without any payment of liquidated damages or early termination payments of any kind by one Party to the other; provided that Green Dot shall pay CB&T the conversion expenses associated with such termination. For purposes of this Section 1.7 only, “Green Dot Material Adverse Effect” means that Green Dot’s income from the Program for the [***] would be more than [***] percent ([***] %) lower than its income for the [***] period.
     1.8 Program Operating Guidelines. The Parties acknowledge and agree that, as of the Effective Date, the terms and provisions of Schedule 6.5.1 (the “Program Operating Guidelines”) shall apply with respect to the manner in which Prepaid Cards shall be made available to consumers and the manner in which the Program shall operate. The Parties may amend the Program Operating Guidelines as provided in Section 3.2.1 of the Agreement. The Parties agree to abide by the Program Operating Guidelines as in effect at any given time in performing their obligations under the Agreement.
Article II
Consumer Protection and Compliance
     2.1 Development and Delivery of Customer Agreements. Green Dot shall cooperate with CB&T to develop, and shall, in connection with the issuance of a Prepaid Card, provide the Customer with the Customer Agreement and any additional Materials related to the Program, in each case as such Customer Agreement and other Materials are approved by CB&T pursuant to the terms of the Agreement. All charges and fees applicable to the products and services offered pursuant to the Prepaid Card Program (or any other Program under the Agreement) shall be fully and completely disclosed in the Customer Agreement; provided, however, that the terms and conditions applicable to any ancillary products or services may be disclosed in a separate agreement related to such product or service or in a supplement to the Customer Agreement.
     2.2 Review and Approval of Changes to the Process.
          2.2.1 Standard Process. In the event Green Dot desires to change the New Relationship Process in any material way, Green Dot shall first present the proposed changes to CB&T for review as set forth herein and may not implement the change unless and until CB&T has approved such proposed change. CB&T shall review the proposed changes and provide any comments or modifications as promptly as reasonably possible.
          2.2.2 Emergency Process. Notwithstanding Section 2.2.1, in the event that (i) Green Dot identifies circumstances requiring immediate changes to the New Relationship Process either to (1) protect CB&T or Green Dot against money laundering, losses due to fraud, computer hacking or viruses, or (2) ensure compliance with the Bank Secrecy Act or the laws, regulations, rules and sanctions administered by the Office of Foreign Assets Control, and (ii) in such event Green Dot in good faith determines that changes to the New Relationship Process

***	Confidential material redacted and filed separately with the Commission must be implemented immediately to avoid the foregoing losses or to ensure material compliance with the Bank Secrecy Act or the laws, regulations, rules and sanctions administered by the Office of Foreign Assets Control, then Green Dot may implement such changes (the “Emergency Changes”) without first notifying CB&T, provided that Green Dot promptly reports such Emergency Changes to CB&T and implements such modifications to the Emergency Changes as CB&T in its reasonable discretion determines to be necessary, appropriate or prudent.
     2.3 Marketing Initiatives. Green Dot shall obtain the prior approval of CB&T with respect to any marketing initiatives under the Program that it desires to implement as set forth herein. In the event Green Dot desires to implement a new marketing initiative, Green Dot shall present the proposed initiative to CB&T for review and may not implement the marketing initiative unless and until CB&T has approved such initiative. CB&T shall review the proposed marketing initiative and provide any comments or modifications as promptly as reasonably possible.
     2.4 Customer Service.
          2.4.1 Servicing of Accounts by Green Dot. Green Dot shall service, administer and arrange for such trained personnel as are necessary or appropriate for servicing the Accounts in accordance with the Service Level Standards set forth in Schedule 6.13.1. With respect to any servicing activity not specifically identified in Schedule 6.13.1, Green Dot shall provide such services at a commercially reasonable standard of care consistent with industry best practices as approved by CB&T under the Agreement. Any material changes to the anticipated Service Level Standards set forth in Schedule 6.13.1 shall be approved by CB&T in its commercially reasonable discretion. CB&T and Green Dot shall establish the criteria and procedures for directing Customer calls and correspondence to CB&T.
          2.4.2 Customer Service Standards. CB&T shall develop Customer service standards for servicing that are designed to promote Customer satisfaction and to promote the preservation and growth of the Customer base. CB&T may, but shall not be required to, monitor or at any time audit or otherwise review compliance with standards to confirm that required levels be maintained. CB&T may request additional Customer service standards. If CB&T receives any guidance, complaints or comments from any Regulatory Authority or System or is required to do so by Applicable Law, CB&T and Green Dot shall work together to alter or amend such Customer service standards to reasonably address such concerns.
          2.4.3 Customer Surveys. At CB&T’s request, no more frequently than two (2) times each year, Green Dot shall conduct Customer surveys to assess Customer satisfaction. Such surveys shall be developed jointly by CB&T and Green Dot, and Green Dot shall share the results of all such surveys with CB&T.
Article III
Retailers, Resellers, Merchants, and Third Party Service Providers
     3.1 General. The approval, establishment, amendment and termination of relationships with Retailers, Resellers, Merchants and Third Party Service Providers, and the

terms of the agreements with such parties, shall be as set forth in the Agreement, including, without limitation, Article 8 thereof.
     3.2 Compliance by Retailers, Resellers and Third Party Service Providers. Green Dot shall be responsible for the conduct and monitoring of Retailers, Resellers and Third Party Service Providers with respect to all aspects of their performance under the Program, including without limitation their respective compliance with the Agreement, Applicable Law, System Rules, their respective Retailer, Reseller and Third Party Service Provider agreements, and the Program Operating Guidelines and the Oversight Plan. Green Dot shall be liable to and indemnify CB&T and hold CB&T harmless for Green Dot’s, Retailers’, Resellers’ or Third Party Service Providers’ actions, failures to act or failure to comply with Applicable Law, System Rules, the Agreement or the applicable Retailer, Reseller or Third Service Provider Agreement, and the Program Operating Guidelines and this Oversight Plan to the extent such actions, failures to act, or failure to comply relate to the Program.
Article IV
Reviews of Administrative and Consumer Materials; Retention of Program Materials
     4.1 General Approval. Except as otherwise expressly provided herein or in the Agreement, the Parties shall mutually develop all Materials; provided, however, that CB&T shall have final approval over all Materials and New Materials. All Materials shall comply with the Agreement, the System Rules and Applicable Law. Green Dot shall not use any Materials or New Materials unless CB&T has expressly approved such Materials or New Materials. Green Dot shall promptly submit to CB&T copies of all New Materials it contemplates using in connection with the Program, and CB&T shall promptly approve or reject such New Materials in its reasonable discretion. In the event that CB&T has not responded to Green Dot’s proposal to approve specific New Materials within fifteen (15) Business Days of CB&T’s receipt from Green Dot of the form of such New Materials, Green Dot may refer the matter to the Dispute resolution procedures set forth in Section 25.2 of the Agreement; provided, however, if New Materials are materially or substantively changed by Green Dot after Green Dot’s initial submission of such New Materials to CB&T for approval, the foregoing fifteen (15) Business Day time period for review begins anew upon Green Dot’s submission of such modified New Materials to CB&T.
     4.2 Amendment to Materials. In the event there is a change in Applicable Law or System Rules, Green Dot and CB&T shall, in advance of the effective date of any such change (when such change has an effective date), coordinate a review of all Materials that could be affected by such change, and Green Dot shall implement all required changes to the Materials as determined by CB&T, in consultation with Green Dot, pursuant to the provisions of Section 3.2.1 of the Agreement. CB&T may require Green Dot to amend previously approved Materials as necessary to comply with Applicable Law, System Rules, or prudent industry practice. [***] shall bear all reasonable costs related to any changes to the Materials required hereunder. In the event of a modification to the Customer Agreement that requires a change to the Prepaid Cards, informational disclosures, Prepaid Card carrier, or other Materials, CB&T and Green Dot shall

***	Confidential material redacted and filed separately with the Commission agree to an implementation process that enables Green Dot to utilize any existing inventories of such materials to the extent practicable and to the extent such use would comply with Applicable Law and System Rules.
     4.3 Delivery of Materials. Green Dot shall provide CB&T with copies of any and all of the Materials, including advertisements, Green Dot’s policies and procedures promulgated in connection with the Agreement, Materials relating to Customer service by Green Dot under the Program, training materials, call center scripts and form letters, and any other documentation or processing information related to the Program which CB&T may request. Without limiting the foregoing, Green Dot shall provide CB&T with copies of Green Dot’s policies and procedures relating to the Program when such policies or procedures are materially modified and, in any event, at least annually.
Article V
Bank Secrecy Act/Anti-Money Laundering Compliance
     Green Dot shall comply with the obligations of the Bank Secrecy Act and implement the comprehensive Bank Secrecy Act, anti-money laundering, and OFAC program (the “BSA/AML/OFAC Procedures”) approved by CB&T and as set forth in Schedule 6.8, designed specifically to address the products and services offered pursuant to the Program. Green Dot shall maintain the BSA/AML/OFAC Procedures, and such other compliance measures, including a system of internal controls to assure ongoing compliance with the Bank Secrecy Act, independent testing of the BSA/AML/OFAC Procedures, the designation of an individual or individuals responsible for coordinating and monitoring the BSA/AML/OFAC Procedures and training for appropriate personnel. Green Dot and CB&T shall coordinate complete reviews of the BSA/AML/OFAC Procedures and any other Green Dot Bank Secrecy Act, anti-money laundering, and OFAC program as it relates to the Program at least annually, and more frequently when new enforcement trends, regulatory guidance, or changes to Applicable Law suggest that such reviews are advisable in CB&T’s reasonable determination.
Article VI
Program Audits
     6.1 Green Dot Audit Plans. Green Dot shall establish and maintain an internal audit plan for the Program and its obligations under the Agreement as approved by the audit committee of Green Dot’s board of directors. Green Dot shall also establish and maintain an audit plan applicable to Retailers, Resellers and Third party Service Providers to ensure compliance by each of them with Applicable Law, System Rules, and the Retailer Agreements, Reseller Agreements, and Third Party Service Provider agreements, as applicable. Green Dot represents and warrants that its audit plans shall be consistent with best industry practices. Green Dot shall provide a copy of its audit plans to CB&T, and shall respond in good faith to address any concerns raised by CB&T, including with respect to the frequency, content and scope of the audits. Without limiting the foregoing, CB&T may require that Green Dot perform an audit of any specified Retailers, Resellers or Third Party Service Providers, pursuant to an audit plan and scope acceptable to CB&T in its commercially reasonable discretion. Green Dot shall submit a written audit report to CB&T in connection with each audit, and provide CB&T with any additional information requested with respect to any material issues of concern identified in the audit or by CB&T. Green Dot warrants that, as of the date of the submission of each such audit report to CB&T that the report is true, correct, complete, and not misleading. Upon Green Dot’s determination that any information contained in any such audit report is incorrect, incomplete or misleading in any way, Green Dot shall immediately notify CB&T of the same.
     6.2 CB&T and System Audits. During the Term, and solely to the extent related to Confidential Information obligations of ARTICLE 16 of the Agreement and books and records retention under Section 18.6 of the Agreement, for a period of two (2) years thereafter: (a) CB&T and CB&T auditors may conduct audits of Green Dot as reasonably necessary to confirm compliance with the Agreement, the System Rules and Applicable Law, including a review of Green Dot’s facilities and its books or records related to its performance of the Agreement; and (b) any System listed on Schedule 7.1 may conduct audits of Green Dot as necessary or appropriate under System Rules to confirm compliance with the applicable System Rules, including, to the extent necessary, a review of Green Dot’s Third Party Service Providers’ facilities.
     6.3 Regulatory Audits. Green Dot agrees and acknowledges that any Regulatory Authority may audit Green Dot, Retailers, Resellers or Third Party Service Providers with respect to the Program, and Green Dot shall, and shall require each Retailer, Reseller and Third Party Service Provider to, promptly supply such auditing entities with reasonable and appropriate access to their respective facilities and requested information.
     6.4 Cooperation. Green Dot shall cooperate with any audit by CB&T, CB&T’s auditors, any Regulatory Authority, or any applicable System, and shall require all Retailers, Resellers and Third Party Service Providers to cooperate with any audit by any Regulatory Authority or applicable System. Green Dot shall and shall require each Retailer, Reseller and Third Party Service Provider to provide services pursuant to the Agreement in a manner that permits audit access as contemplated by Section 10.2.4 of the Agreement without violating the confidentiality of any information not related to the Program.
     6.5 BSA Audits. No less frequently than annually, Green Dot shall engage an independent auditing firm acceptable to CB&T in its commercially reasonable discretion to conduct a complete audit of Green Dot’s compliance with the applicable Bank Secrecy Act, AML and OFAC requirements as well as BSA/AML/OFAC Procedures, which shall include, without limitation, a review of Green Dot’s policies and procedures in place with respect to identifying the number of sales of Prepaid Cards at any one Retailer or Reseller location in one day, limiting the number of Prepaid Cards activated by any one individual with the same social security number, and limiting the Load Amount of each Prepaid Card.
Article VII
Security Breach and Disaster Recovery
     7.1 Compliance with Agreement. Green Dot shall comply with the security breach and disaster recovery requirements set forth in Article 14 of the Agreement.

     7.2 Security Testing. [***] shall cause, at its expense, testing of [***] security systems and safeguards as set forth herein. Such testing should include, but not be limited to, penetration testing, PCI testing, and vulnerability scans.

***	Confidential material redacted and filed separately with the Commission

Schedule 6.5.1
Program Operating Guidelines
Background
These Green Dot Program Operating Guidelines (the “Operating Guidelines” or “Guidelines”) support the Prepaid Card Program established by Columbus Bank & Trust Company (“CB&T”) and Green Dot Corporation (“Green Dot”) under the Program Agreement by and between CB&T and Green Dot (the “Agreement”). Capitalized terms not otherwise defined herein have the meaning givens in the Agreement; except as otherwise stated, references in these Guidelines to Schedules are those Schedules referred to in the Agreement; references to Appendices are to Appendices to these Guidelines.
Separate from the Green Dot Program, CB&T continues to originate and services its own prepaid card programs. These Operating Guidelines also define the operational policies for oversight and control with respect to this third party prepaid card program, with focus primarily on Issuance and Network Services.
Program Setup and Operation
Program Approval
All new programs to be conducted under the Agreement, and modifications to existing programs and new functionality to any existing program (collectively, “New Programs”), must be approved by CB&T prior to implementation. Green Dot must submit all relevant information to CB&T using the Program Approval Form (Appendix A). This form must provide all necessary details that pertain to the New Program.
Upon receipt of the Program Approval Form, CB&T will coordinate a meeting with all prepaid stakeholders for review and CB&T approval. The stakeholders will approve the New Program using the New Products and Third Party Partners Checklist (Appendix B). Approval from stakeholders may be provided via email, as long as it is attached to the New Products and Third Party Checklist for the bank files. CB&T works with the card associations and processor, as needed, to change existing programs or to launch new programs. CB&T will notify Green Dot of all approvals or required changes via email.
Approval of Materials
All Program Materials, including advertising, must be reviewed and approved by CB&T. Green Dot must provide CB&T electronic copies of all branded Materials via email, and CB&T compliance and other staff will review the Materials. The CB&T prepaid team also provides feedback on all Materials received for review.
If the Materials are branded MasterCard or Visa, they must also be submitted to the respective association for review and approval. Each association has its preferred process for approval of materials. The specific daily procedures are documented in the Green Dot Procedure Manual.
Retailer and Reseller Approval
All new Retailers and Resellers who distribute Prepaid Cards in their store locations must be approved by CB&T prior to participation in the Program launch. Retailers participating in the Program prior to the Effective Date of the Agreement need not be re-approved by CB&T; provided, however, that CB&T may withdraw approval for any Retailer as provided in the Agreement.
Approval of Retailers is provided through review of the Prepaid Card Sales/Reload Network Merchant Application (the “Merchant Approval Form,” Appendix C). Green Dot must submit the Merchant Approval Form to CB&T for review and approval, which review and approval is conducted by [***]. If the stakeholders have any concerns with the proposed Retailer, it may be referred to the Card and Payment Oversight Committee for review.
[***] Retailer and certain of its principals. Green Dot will obtain the additional information by designating that additional information is required from the Retailer on the Merchant Approval Form.
CB&T will take into consideration [***] when requesting additional due diligence.
Third Party Service Provider Application Approval Policy
All new Third Party Service Providers (“TPSPs”) must be approved by CB&T prior to Green Dot entering into a servicing relationship with the TPSP. TPSPs providing services under the Program prior to the Effective Date of the Agreement need not be re-approved by CB&T; provided, however, that any new TPSP must be approved by CB&T and CB&T may withdraw approval of any TPSP as provided in the Agreement.
Approval of TPSPs is provided through review of the Prepaid Card Sales/Reload Network Third Party Service Provider Application (the “TPSP Approval Form,” Appendix D). Green Dot must submit the TPSP Approval Form to CB&T for review and approval, which review and approval is conducted by [***] any concerns with the proposed TPSP, [***].
[***] TPSP and certain of its principals. Green Dot will obtain the additional information by designating that additional information is required from the TPSP on the TPSP Approval Form.
CB&T will take into consideration [***] when requesting additional due diligence.

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New Relationship Process Approvals
The process for establishing new Accounts for new customers (the New Relationship Process) is outlined on Appendix F. Green Dot will follow the New Relationship Process flow defined for new relationship processing and loading/reloading accounts. CB&T must approve any modifications to the New Relationship Process as provided in the Agreement and the Oversight Plan.
Activating Accounts
Green Dot will verify new customer identities following the CIP process outlined on Appendix E. Green Dot will open and activate new Accounts following the procedures outlined on Appendix F.
Reload Network
As settlement agent for the Green Dot Reload Network (GDRN), CB&T requires that all new partners for the GDRN obtain approval from CB&T. CB&T has developed a process for due diligence of all reload network partners. Partners are classified according to the type of business that will be transacted through the network [***].
[***] provides support for all of the [***].[***] provides [***]. All reports and wire transfers [***].
Green Dot Reload Network Partner approval procedures [***].

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Appendix A
Program Approval Form
Program Information
☐ New prepaid card program
☐ Modification to existing prepaid card program
☐ Additional service offering for existing prepaid card program (example, Bill Payment)
General

Program Name
Type of Program	if “other” describe

Please Briefly Describe Your Card Program focusing on who the card will be marketed to and how	Describe:

How Program is to be Marketed	☐ Radio Advertising		☐ Sales Presentations
	☐ Television Advertising		☐ Sales J-Hooks
	☐ Internet Advertising		☐ Sales Brochures
	☐ Print Advertising		☐ Other:
☐ Cardholder Applications

Networks Used (check all that apply)	☐ MasterCard	☐ Cirrus	☐ Maestro
	☐ Visa	☐ Interlink	☐ Plus
Card Attributes	☐ Non Reloadable	☐ Personalized (name embossed; card mailed)
	☐ Reloadable	☐ Non-Personalized, instant issue (name collected but not embossed)
Co Brand other than Green Dot	☐ No	☐ Yes If Yes, complete Contact Information below
Co Brand Company Name
Co Brand Contact Name
Co Brand Contact Email Address
Co Brand Mailing Address

City
State	Zip
Phone Number	Fax Number
Desired Program Start Date*

*	Depending on production timelines, actual date for program start may be earlier or later. Card and materials production and delivery typically takes 6-8 weeks from association approval.

	Total Estimated Cards	Total Estimated Open Accounts on File	Total Estimated Annual
Program Estimates	Issued	(average per month)	Funding
1st 12 months of program
2nd 12 months of program
3rd 12 months of program

Card Funding (check all that apply)	☐ By Corporation (Corporate Transfer, Corporate Funds)
☐ ACH to Card (Direct Deposit, cardholder requested approved)
☐ Credit Card Load
☐ Money Transmitter Load (Consumer Funds) Name of Money Transmitter:
☐ Load at retail location

Cardholder Relationship to Green	☐ Consumer
Dot/Co-Brand Partner	☐ Distributor (of sponsor’s/sponsor client’s product(s))	☐ Employee (of sponsor or sponsor’s client)
☐ Other (describe)

Account Card Issuance

Item	Details
Applicable BIN(s)	☐ New BIN Required
☐ Existing BIN:

Account Expiration	☐ Rolling from Issuance Term:
☐ Fixed End Date (MM/YY):

Card Issuance	☐ Active, no blocks
☐ Inactive, blocks must be removed

If Card is Issued w/ CRV, how will it CRV be removed? (check all that apply)	☐ IVR ☐ Live Operator Call
☐ Activate upon 1* transaction or via Other Business Rule:
☐ Bank or Third Party Website
☐ TSYS Prepaid Cardholder Website

Card Delivery	☐ 1st Class Mail to Cardholder
☐ Bulk to Corporation or Other Third Party
☐ Inventoried for Instant Issue
☐ Other — Describe:

Secondary Card Can Be Issued ☐ Yes ☐ No (if Yes, complete all at right)	How Many secondary cards possible per account?
How is the secondary cardholder(s) related to the primary cardholder?
☐ Immediate Family or Relative (only)
☐ Company Employee
☐ Other

How is Secondary Cardholder Information Collected?
☐ In Person By Third Party Sponsor
☐ In Person By Bank Sponsor
☐ Cardholder Enters Information via Internet
☐ Corporation on Other Third Party Supplies Cardholder Information
☐ Other — Describe:

Secondary Cardholder Information Collected
☐ Name ☐ Address ☐ Email Address ☐ Phone Number
☐ Social Security Number ☐ Date Of Birth
☐ Other — Describe:

Secondary Cardholder Information Verification
☐ By Sponsor
☐ By TSYS Prepaid
☐ Corporate Funded Not Required
☐ Other Not Required (Explain Why: )
Describe any business rules unique to secondary card:

Materials Production
Please attach materials designs if available — all materials must be approved by bank.

Cardholder Agreement Review:	Complete
☐ Yes ☐ No

Cardholder Loading/Balance Limitations	☐ Initial Load: Minimum Maximum
☐ Daily Load: Minimum $ Maximum $
☐ Monthly Load: Minimum $ Maximum $
☐ Maximum Number of Loads Per Day
☐ Maximum Card Balance:
Cardholder Fee Changes

Item	Cardholder Fees	Details
☐ Signature based transaction	$
☐ PIN/POS based transaction	$
☐ ATM withdrawal — U.S.	$
☐ ATM withdrawal — International	$
☐ ATM balance inquiry	$
☐ Overdraft fee	$
☐ Replacement card fee	$
☐ Monthly Account maintenance fee	$	Waived for months from issuance date
☐ Monthly Inactivity fee	$	Charged after days of inactivity
☐ Card to Card transfer	$
☐ E-Gift	$
☐ IVR Call fee	$
☐ Live Operator Call fee	$
☐ Custom Fee	$
☐ Custom Fee	$
Special Notes:
Transaction Processing
Selective Authorization: ☐ Yes      ☐ No

Merchant Category Code or Merchant ID	Action		Business Rule (if applicable)
Example: Gambling	☐ Approve	☑ Decline
	☐ Approve	☐ Decline
	☐ Approve	☐ Decline
	☐ Approve	☐ Decline
	☐ Approve	☐ Decline

Estimated Transaction Type	ATM Withdrawal
(assign % to each)	PIN POS
Signature POS
ATM Withdrawal Daily Limit	☐ Number of Transactions	☐ Dollar Volume
POS Daily Limit	☐ Number of Transactions	☐ Dollar Volume
Anticipated Net Daily Settlement Volume (in $)	Launch	1 Yr from Launch
Service Codes
☐ 521 Service Code — Domestic Use Only — Instant Issue
☐ 121 Service Code
Additional Comments

Appendix B
New Products and Third Party Partner Checklist
NEW PRODUCTS & THIRD PARTY PARTNERS
CHECKLIST

☐ New Product	☐ New 3rd Party	☐ Modification	Name:
Brief Description:
☐ Retail	☐ Commercial

ACH Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Audit Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

BankCard Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Compliance/BSA/AML Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Compliance Regulatory Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Corporate Banking Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Credit Review:

☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Finance Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Info Security Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Insurance Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Legal Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Marketing Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Operations Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Risk Management Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Technology Review:
☐ Approve	☐ Decline	☐ Conditions
Signature:			Date:

Executive Review
Retail:	Date:

Commercial:	Date:

Appendix C
Merchant Application
Tell Us About Your Business

Type of Business:	Industry Type:
☐ Sole Proprietorship	☐ Retail
☐ Corporation	☐ Restaurant
☐ Partnership	☐ Fast Food
☐ Medical or Legal Corporation	☐ Hotel/Motel
☐ Association/Estate/Trust	☐ Internet
☐ Tax Exempt	☐ Mail Order / Telephone Order
☐ Government	☐ Gym
☐ Limited Liability Company	☐ Catalog

Type of Goods or Services Sold

Business Name

Business Legal Name		Contact Name

Federal Tax ID (SS# for Sole Proprietors)	☐ FEIN	Contact Phone #
☐ SS#
Business Phone #		Mailing Address Name

Business Street Address		Mailing Address

Business Street Address		Mailing Address

City State	Zip	City State Zip

Number of Locations		☐
Section 2: Complete this section if checked (     )

Name of Primary Owner / Officer / Partner	SSN	Percentage	Phone #	DOB
(First, Middle, and Last Name Required)		Owned

Title

Residence Address	City	State	Zip

Drivers License #	Expiration Date	Date Issued	State	Copy of License
			Issued	Attached
☐ Yes
☐ No

Name of Secondary Owner / Officer / Partner	SSN	Percentage	Phone #	DOB
(First, Middle, and Last Name Required)		Owned

Title

Residence Address	City	State	Zip

Drivers License #	Expiration Date	Date Issued	State	Copy of License
			Issued	Attached
☐ Yes
☐ No

		Date Business Began:	Copy of Business License and
Last 2 years of financials
		Years at Location:	attached:
Total Annual Gross Sales	Total Annual Ticket Sales		Yes ( )
		Number of Employees:	No ( )

Authorized Signatures
Merchant acknowledges that (i) Federal law requires financial institutions to obtain sufficient information to verity Merchant’s identity, (ii) Merchant may be asked several questions and to provide one or more forms of identification to fulfill this requirement, (iii) and in some instances Bank may use outside sources to confirm the information.
CREDIT CHECK OF OWNERS / OFFICERS / PARTNERS
The undersigned owner(s)/officer(s)/partner(s) of Merchant hereby authorize Bank to obtain their business and personal credit reports, including reports from consumer reporting agencies, and to request information from credit references, including but not limited to any banking institution concerning such individual’s financial or credit status and permit any such reference to release such information to Bank. If such individual(s) asks Bank whether or not a consumer report was requested, Bank will tell such person, and if Bank received a report, Bank will give such person the name and address of the agency that furnished it. The undersigned owner(s)/officer(s)/partner(s) waive any claim against and fully release such credit references and Bank from any and all liability related to disclosure of such information.
MERCHANT APPLICATION:
If accepted to participate, or to continue participation, in Green Dot prepaid card program sales and network, the above named Merchant hereby agrees with the Bank to comply with the foregoing and with all of the terms and conditions specified herein and to be set forth within a separate merchant agreement. The undersigned owner(s)/officer(s)/partner(s) represent and warrant to Bank that they have the power and authority to sign this Application on behalf of Merchant, that their signatures below are duly authorized and that, upon approval of this application by Bank, the Merchant Agreement shall be the valid and binding obligation of Merchant, enforceable against Merchant in accordance with its term.
By signing the Merchant Application, Merchant acknowledges that Green Dot and its Bank may decline to accept Merchant’s application to participate in its the program.

Printed Name of Owner(s)/Officer(s)/Partner(s)	Signature	Date

Printed Name of Owner(s)/Officer(s)/Partner(s)	Signature	Date
If the box in the heading for Section 2 above is checked, in addition to the information provided in the application above, please provide the information outlined below.
The issuance of this application does not imply that an offer is being made to conduct business with the recipient. We reserve the right to accept any complete response, or portion thereof, or to accept none of the responses. We make no commitment and are not obligated to any respondent.
Company information
1.	Please describe Company history to include:
a.	When Founded.

b.	Number of locations and what regions.

c.	Number of customers.

d.	Number of employees.

e.	Website address.

f.	Previous business with Green Dot or its issuing banks

g.	Major shareholders/stakeholder.
2.	Please describe the nature of all of your major business lines, major markets served, products offered, operating units, subsidiaries and affiliated companies.

3.	Provide audited financial statements for the previous two fiscal years and a non-audited statement for the most recent quarter-end with a comparison statement for the prior year. Financial statements should include the following:
a.	Income/Operating Statements

b.	Balance Sheets

c.	Cash Flow Statements and/or statements of change in financial position

d.	Appropriate footnotes to above statements and all related schedules, including debt terms and schedules, and contingent liabilities.

e.	Statement of Capital Investments made over the last 2 years.

f.	If your company receives venture capital funding, please provide information as to how many rounds of funding have taken place, the companies and amount of the funding.
4.	Provide any company literature, brochures, articles, pictures, etc. that would be appropriate for our assessment of Company.

5.	Provide information regarding any and all lawsuits, liens, restraining order, consent decrees, foreclosures or other legal/financial actions either pending, in progress or which have been brought against Company or any of its officer/principals in the past 3 years.

6.	Identify any jurisdictional, government (federal, state, local), and other regulations or regulatory bodies (e.g. FTC, OSHA, SEC, etc.) that constrain your business operations.

Appendix D
Third Party Service Provider Application
Tell Us About Your Business

Type of Business:	Type of Provider
☐ Sole Proprietorship	☐ Customer Service
☐ Corporation	☐ Fulfillment/Packaging
☐ Partnership	☐ Printing
☐ Medical or Legal Corporation	☐ Technology/Processing
☐ Association/Estate/Trust	☐ Collections
☐ Tax Exempt	☐ Retailer to sell prepaid products
☐ Government	☐ Reseller to sell prepaid products
☐ Limited Liability Company	☐ Other Describe:

Business Name

Business Legal Name		Contact Name

Federal Tax ID (SS# for Sole Proprietors)	☐ FEIN	Contact Phone #
☐ SS#

Business Phone #		Mailing Address Name

Business Street Address		Mailing Address

Business Street Address		Mailing Address

City State	Zip	City State Zip
Section 2: Complete this section if checked (     )

Name of Primary Owner / Officer / Partner	SSN	Percentage	Phone #	DOB
(First, Middle, and Last Name Required)		Owned

Title

Residence Address	City	State	Zip

Drivers License #	Expiration Date	Date Issued	State	Copy or License
			Issued	Attached
☐ Yes
☐ No

Name of Secondary Owner / Officer / Partner	SSN	Percentage	Phone #	DOB
(First, Middle, and Last Name Required)		Owned

Title

Residence Address	City	State	Zip

Drivers License #	Expiration Date	Date Issued	State	Copy or License
			Issued	Attached
☐ Yes
☐ No

Date Business Began:	Years at Location	Number of Employees

Yes ( ) No ( )

Copy of Business License and Last 2 years of financials attached:		Other

Certification
PCI (  )
SAS 70 (  )
Other (  ) Explain:
Authorized Signatures
SERVICER APPLICATION:
If accepted for servicing, the above named Servicer hereby agrees with the Bank to comply with the terms and conditions set forth within a separate servicer agreement with Green Dot Corporation. The undersigned owner(s)/officer(s)/partner(s) represent and warrant to Bank that they have the power and authority to sign this Application on behalf of Servicer, that their signatures below are duly authorized and that, upon approval of this application by Bank, the Servicer Agreement with Green Dot shall be the valid and binding obligation of Servicer, enforceable against Servicer in accordance with its term.
By signing the Servicer Application, Servicer acknowledges that Green Dot and its Bank may decline to accept Servicer’s application to providing service to the program.

Printed Name of Owner(s)/Officer(s)/Partner(s)	Signature	Date

Printed Name of Owner(s)/Officer(s)/Partner(s)	Signature	Date
If the box in the heading for Section 2 above is checked, in addition to the information provided in the application above, please provide the information outlined below.
The issuance of this application does not imply that an offer is being made to conduct business with the recipient. We reserve the right to accept any complete response, or portion thereof, or to accept none of the responses. We make no commitment and are not obligated to any respondent.
Company information
1.	Please describe Company history to include:
a.	When Founded.

b.	Number of locations and what regions.

c.	Number of customers.

d.	Number of employees.

e.	Website address.

f.	Previous business with Green Dot or its issuing banks

g.	Major shareholders/stakeholder.
2.	Please describe the nature of all of your major business lines, major markets served, products offered, operating units, subsidiaries and affiliated companies.

3.	Provide audited financial statements for the previous two fiscal years and a non- audited statement for the most recent quarter-end with a comparison statement for the prior year. Financial statements should include the following:
a.	Income/Operating Statements

b.	Balance Sheets

c.	Cash Flow Statements and/or statements of change in financial position

d.	Appropriate footnotes to above statements and all related schedules, including debt terms and schedules, and contingent liabilities.

e.	Statement of Capital Investments made over the last 2 years.

f.	If your company receives venture capital funding, please provide information as to how many rounds of funding have taken place, the companies and amount of the funding.
4.	Provide any company literature, brochures, articles, pictures, etc. that would be appropriate for our assessment of Company.

5.	Provide information regarding any and all lawsuits, liens, restraining order, consent decrees, foreclosures or other legal/financial actions either pending, in progress or which have been brought against Company or any of its officer/principals in the past 3 years.

6.	Identify any jurisdictional, government (federal, state, local), and other regulations or regulatory bodies (e.g. FTC, OSHA, SEC, etc.) that constrain your business operations.

Appendix E
Account Activation
[***]

***	Confidential material redacted and filed separately with the Commission

Appendix F
New Relationship Processing, Loading, Reloading
[***]

***	Confidential material redacted and filed separately with the Commission

Appendix G
Funds Flow
[***]

***	Confidential material redacted and filed separately with the Commission

Schedule 6.7
Escheat Services
Please see attached.

SCHEDULE 6.8
BSA/AML/OFAC PROCEDURES
I.	Background
     These Green Dot Program BSA/AML/OFAC Procedures (the “BSA/AML/OFAC Procedures” or “Procedures”) support the Prepaid Card Program established by Columbus Bank & Trust Company (“CB&T”) and Green Dot Corporation (“Green Dot”) under the Program Agreement by and between CB&T and Green Dot (the “Agreement”). Capitalized terms not otherwise defined herein have the meaning given in the Agreement; except as otherwise stated, references in these Procedures to Schedules are those Schedules referred to in the Agreement; references to Appendices are to Appendices to the Program Operating Guidelines.
     Separate from the Green Dot Program, CB&T continues to originate and service its own prepaid card programs. These Procedures also define the BSA/AML/OFAC operational procedures for oversight and control with respect to this third party prepaid card program, with focus primarily on Issuance and Network Services.
II.	Intent and Purpose of the Parties
     It is the intent and purpose of CB&T and Green Dot to cooperate fully in maintaining compliance with applicable Bank Secrecy Act (BSA) / Anti-Money Laundering (AML) and Office of Foreign Assets Control (OFAC) laws and regulations as defined in Article 1.2 of the Agreement. Both Green Dot and CB&T will develop, implement and maintain a comprehensive BSA/AML/OFAC Compliance Program to meet their respective regulatory requirements.
III.	Program Approval
BSA/AML/OFAC Compliance
     Corporate BSA/AML Compliance (at the parent, Synovus Financial Corporation, “the BSA/AML/OFAC Compliance Stakeholder”) will act as stakeholder for CB&T in review and approval of BSA/AML/OFAC related compliance requirements for: all new programs to be conducted under the Agreement; will review and provide approval/disapproval for all modifications to existing programs and new functionality to any existing program (collectively, “New Programs”) related to BSA/AML/OFAC compliance; will provide review approval/disapproval prior to implementation, using Program Approval Form (Appendix A). [***].[***].

***	Confidential material redacted and filed separately with the Commission

Approval of Materials
     [***].
Retailer and Reseller Approval
     Green Dot must submit the Prepaid Card Sales/Reload Network Merchant Application (the “Merchant Approval Form,” Appendix C) and additional supporting documentation used by Green Dot in their approval of the merchant to CB&T prior to their participation in the Program launch. [***]. Retailers participating in the Program prior to the Effective Date of the Agreement need not be re-approved; provided, however, that CB&T may withdraw approval for any Retailer as provided in the Agreement for heightened BSA/AML/OFAC compliance risk.
     [***] who provides final reviews and approvals.
Third Party Service Provider Application Approval
     Green Dot must submit the TPSP Approval Form to CB&T for review and approval prior to Green Dot entering into a servicing relationship with the TPSP. Approval / disapprovals of TPSPs are provided through review of the Prepaid Card Sales/Reload Network Third Party Service Provider Application (the “TPSP Approval Form,” Appendix D). [***]. TPSPs providing services under the Program prior to the Effective Date of the Agreement need not be re-approved; provided, however, that any new services to be provided by any TPSP must be approved by CB&T and CB&T may withdraw approval of any TPSP as provided in the Agreement for heightened BSA/AML/OFAC compliance risk.
     [***] who provides final reviews and approvals.
IV.	Customer Identification Program (CIP)
New Relationship Process Approvals
     The process for establishing new Accounts for new customers (the New Relationship Process) is outlined on Appendix F. Green Dot will follow the New Relationship Process flow defined for new relationship processing and loading/reloading accounts. [***].
Activating Accounts
     Green Dot will verify new customer identities following the CIP process outlined on Appendix E. Green Dot will open and activate new Accounts following the procedures outlined on Appendix F.
V.	OFAC Procedures
     As part of the process for establishing new Accounts for new customers, [***].

***	Confidential material redacted and filed separately with the Commission

VI.	Reload Network Partners BSA/AML Risk Evaluation Process
     As settlement agent for the Green Dot Reload Network (GDRN), CB&T requires that all new partners for the GDRN obtain approval from CB&T. CB&T has developed a process for due diligence of all reload network partners. Partners are classified according to the type of business that will be transacted through the network and [***].
     Green Dot will provide a copy of the Network Membership Agreement and a completed: Green Dot Financial Network Qualification Questionnaire; Green Dot Partner Intake Checklist; and where applicable; a Bank Secrecy Act /Anti-Money Laundering Compliance Certification for each proposed network partner.
VII.	[***] Process
          [***].
VIII.	Subpoena Processing
          [***].
          [***].
IX.	Account Transaction Monitoring (AML)
     Greet Dot will provide transaction monitoring systems that will create reports to be used to conduct reviews for suspicious activities to include, but is not limited to:
Green Dot (AML) Reports Description
[***] Reporting Queues- ([***])
     Report #1 [***]
     Report #2 [***]
     Report #3 [***]
     Report #4 [***]
     Report #5 [***]
     Report #6 [***]
     Report #7 [***]
     Report #8 [***]

***	Confidential material redacted and filed separately with the Commission

[***] Reporting Queues ([***])
     Report #9 [***]
     Report #10 [***]
[***] Reporting Queues ([***])
     Report# 11 [***]
     Report# 12 [***]
[***] Reporting Queues ([***])
     Report #13 [***]
     Report #14 [***]
     Report # 15 [***]
X.	Suspicious Activity Review and Suspicious Activity Report (SAR) Filing
     [***].

***	Confidential material redacted and filed separately with the Commission

Schedule 6.13.1
Service Level Standards
•	[***] % of incoming Customer calls answered within [***]

•	[***] % abandonment rate for all incoming Customer calls

•	[***] % full minute availability for authorization system availability

•	[***] % of authorizations responded to within [***]

•	Customer complaints investigated and responded to within [***], whether or not such complaint [***]. In the event the complaint relates to a possible unauthorized debit from the Customer’s Account, provide provisional credit within [***] of receiving the complaint if the investigation is not completed within that period.
     [***]

***	Confidential material redacted and filed separately with the Commission

Schedule 7.1
Applicable Systems
     1. Visa U.S.A.
     2. Visa Latin America
     3. Plus
     4. Interlink
     5. MasterCard International
     6. Cirrus
     7. Maestro
     8. NACHA

Schedule 8.1.2
Existing Retailers, Resellers and Third Party Service Providers
     Please see attached list of Retailer and Resellers.
     The following are Third Party Service Providers used by Green Dot as of the Effective Date:
     1. Genpact International, Inc.
     2. 24/7 Customer, Inc.
     3. Sitel Operating Corporation
     4. Total System Services, Inc.

Schedule 8.4
Standard Retailer and Reseller Agreements
     Please see attached.

Schedule 8.5
Third Party Service Provider Agreement Minimum Provisions
     All agreements with Third Party Service Providers entered into after the Effective Date shall address the following issues or contain the following provisions.
     1. Scope of Services. Detailed description of the services to be provided by the Third Party Service Provider. Include rights to require modifications to services when changes in Applicable Law make such changes necessary or prudent. In addition, include rights to request modifications to address changes in the Prepaid Card Program, if applicable and necessary, with guidelines for adding new or different services and for contract renegotiations (good faith efforts) in such cases.
     2. Service Levels. Include service level standards addressing availability of systems, quality of service, security and confidentiality, and business continuity, and remedies for failure to meet the minimum standards. Identified service levels should reflect the services to be provided. For example, as applicable to the services to be provided, the service level standards should address call quality and first call resolutions standards, processor availability and response time, processing error percentages and similar matters relevant to the services being provided. Remedies should include termination of the agreement in the event of material or repeated failures to meet service level standards.
     3. Fees and Costs. Clearly address the fees to be paid to the Third Party Service Provider and allocation of any costs and expenses.
     4. Audits and Examinations. Include authorization for Green Dot to perform on site inspections and audits of the Third Party Service Provider to ensure, among other things, adherence to the terms of the agreement and appropriate security safeguards. The Third Party Service Provider agreement must also include customary provisions authorizing regulatory authorities to review the Third Party Service Provider as and when requested by any regulatory authority. The agreement must also require the Third Party Service Provider to obtain customary audits consistent with the IT Examination Handbook of the FFIEC, including SAS 70 reports, and to provide Green Dot with copies of reports of such audits.
     5. Ownership of Data and Confidentiality. The agreement should clearly provide for ownership of all Customer-related data by Green Dot (and/or CB&T). The agreement must prohibit the Third Party Service Provider from using or disclosing such confidential data except as necessary to or consistent with providing the contracted services. If the Third Party Service Provider would obtain or have access to nonpublic personal information concerning Customers, the agreement must address the Third Party Service Provider’s obligations with respect to such information in a manner that is consistent with Title V of the Gramm-Leach-Bliley Act.
     6. Security. The agreement must require the Third Party Service Provider to maintain appropriate systems to protect against unauthorized use or disclosure of confidential information, and to fully disclose to Green Dot any breaches in security resulting in unauthorized intrusions into the Third Party Service Provider that may materially affect Green Dot, CB&T or

Customers. Provide for coordination of responses between Green Dot and the Third Party Service Provider in response to security events.
     7. Record Maintenance. Provide for appropriate document retention requirements, taking into account any statutes of limitation or specific record retention requirements in Applicable Law.
     8. Reporting. Address the frequency and types of reports that the Third Party Service Provider will provide to Green Dot, as applicable. Reports should be timely, accurate and comprehensive enough to allow Green Dot to adequately assess performance, compliance with the agreement, service levels. The nature of the reports would be tailored to the services to be provided.
     9. Customer Complaints. If the Third Party Service Provider is providing services that may lead to customers communicating complaints or concerns to the Third Party Service Provider, the agreement must require the Third Party Service Provider to forward those complaints or concerns that the Third Party Service Provider does not itself resolve to Green Dot.
     10. Subcontracting. In the event the agreement contemplates subcontracting of any services by the Third Party Service Provider, ensure that the agreement provides for Green Dot’s preapproval of such subcontractors. Under the FFIEC’s Outsourcing Booklet, a banking institution “should be aware of and approve all subcontractors.” Ensure that the agreement holds the Third Party Service Provider responsible for any subcontracted services.
     11. Business Resumption and Continuity. The agreement must address the Third Party Service Provider’s responsibility for backup and record protection, including equipment, program and data files, and maintenance of disaster recovery and contingency plans. The agreement further must outline the Third Party Service Provider’s responsibility to test its disaster recovery plans on a regular basis and provide the results of such tests to Green Dot.
     12. Compliance with Law. The agreement must require the Third Party Service Provider and its services to comply with applicable regulation and regulatory requirements.
     13. Financial Condition. The agreement must require the Third Party Service Provider to provide financial information at least annually.
     14. Indemnification. Include appropriate indemnification of Green Dot for breaches of the agreement, breaches of security, and the grossly negligent or willful and wrongful acts or omissions of the Third Party Service Provider. If there are any limitations on indemnification, they must bear an appropriate relationship to the amount of direct damages Green Dot might reasonably experience in Green Dot’s commercially reasonable judgment as a result of the Third Party Service Provider’s failure to perform.
     15. Insurance. The agreement must require the Third Party Service Provider to maintain insurance coverages appropriate for the services it will provide, taking into account the insurance coverages required of Green Dot under the Program Agreement.

     16. Assignment. The Third Party Service Provider must be prohibited from assigning its rights and obligations under the agreement without the prior written consent of Green Dot.
     17. Transition and Conversion. The agreement must address transition and conversion of the services in the event of termination of the agreement , including, among other things, migration of data from the Third Party Service Provider at the end of the agreement, timely return of data in machine-readable format, and costs of transition and conversion.
     18. Other. The agreement must contain such other provisions as are expressly required by the Program Agreement. Without limiting the foregoing, each agreement must include a provision that addresses the issues in the following model contract provision:
     TPSP has and at all times shall maintain an information security program that includes appropriate administrative, electronic, technical, physical and other security measures and safeguards reasonably designed, at a minimum, to: (a) ensure the security and confidentiality of all Confidential Information (as defined below); (b) protect against any unauthorized access to or use of such Confidential Information; (c) protect against any anticipated threats or hazards to the security or integrity of such Confidential Information; (d) limit access to the Confidential Information to only those employees, agents, or representatives of TPSP who have a reasonable need for such information; (e) instruct all persons who have access to Confidential Information of the necessity to maintain the confidentiality of the Confidential Information; and (f) ensure the proper, secure and lawful disposal of Confidential Information within its possession or control. Without limiting the foregoing, TPSP shall comply with the information security requirements and data breach policy imposed by Green Dot from time to time. TPSP shall regularly test and monitor all of the foregoing and shall report the results thereof to Green Dot upon its request from time to time, and TPSP acknowledges and agrees that the review of any such results shall be for Green Dot’s benefit only and shall not create any additional obligation or responsibility of Green Dot hereunder. Without limiting the foregoing, Green Dot shall be entitled to take, and shall incur no liability or responsibility to TPSP as a result of, any and all measures that it deems necessary to protect its own data, networks, systems, and processes.
     Without limiting the generality of the foregoing, at all times during the Term, TPSP agrees to implement and follow generally acceptable security standards (as applied to the financial services industry) in its provision of Services and protection of Green Dot’s Confidential Information as such standards evolve over the Term. Specifically, TPSP will reasonably monitor, evaluate and adjust its information security systems and procedures in response to relevant changes in technology, changes in the sensitivity of Green Dot’s Confidential Information as reasonably determined by Green Dot, and internal and external threats to information security. TPSP will provide, at Green Dot’s request, copies of TPSP’s internal security and control policies and procedures for Green Dot’s review and if any such policies and procedures are found by Green Dot to be inadequate, Green Dot shall notify TPSP and TPSP will take steps to immediately correct any deficiencies so identified, though the foregoing shall not relieve TPSP of its responsibility for the security of Confidential Information under this Agreement.

Schedule 9.1
Line of Credit Agreement
     1. Fifth Amended and Restated Loan and Line of Credit Agreement, dated as of March 24, 2009 by and between CB&T and Green Dot.
     2. Fifth Amended and Restated Line of Credit Note, dated March 24, 2009, in the principal amount of $15 million issued by Green Dot
     3. Assignment of Accounts, dated March 24, 2009, executed by Green Dot.
     4. Fifth Amended and Restated Security Agreement, dated as of March 24, 2009, by Green Dot in favor of CB&T.
     5. Fourth Amended and Restated Assignment Agreement, dated as of March 24, 2009, by Green Dot in favor of CB&T.

***	Confidential material redacted and filed separately with the Commission

Schedule 9.2
Certificates of Deposit
Green Dot CDs

Bank held with	Account Number	Principal Amount
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

***	Confidential material redacted and filed separately with the Commission

NEC CDs

Bank held with	Account Number	Principal Amount
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

***	Confidential material redacted and filed separately with the Commission

Schedule 9.2(a)
Form of Control Agreement
(This is the form of the NEC control agreement. The Green Dot control agreement is the same, other than identifying Green Dot as the “Company” and being signed by Green
Dot. Each of the banks identified in Schedule 9.1 as holding a Green Dot CD or NEC
CD, other than CB&T, would execute a control agreement.)
Blocked Account Control Agreement (“Lending Control”)
     AGREEMENT dated as of ___, 2009, by and among Next Estate Communications, Inc. (“Company”), Columbus Bank and Trust Company (“CB&T”) and                                          (“Depositary”).
     The parties hereto refer to Account No.___ in the name of Company maintained at Depositary (the “Account”) and hereby agree as follows:
     1. Company and CB&T notify Depositary that by separate agreement, a Commercial Security Agreement dated as of March 24, 2009, Company has granted CB&T a security interest in the Account and all funds on deposit from time to time therein. Depositary acknowledges being so notified.
     2. Depositary shall honor only withdrawal, payment, transfer or other fund disposition or other instructions which the Company is entitled to give under the Account Documentation (as hereinafter defined) (collectively, “instructions”) received from the CB&T (without Company’s consent) concerning the Account. The Company shall have no right to issue instructions or any other right or ability to access or withdraw or transfer funds from the Account.
     3. This Agreement supplements, rather than replaces, Depositary’s deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Account or services provided in connection with the Account (the “Account Documentation”), which Account Documentation will continue to apply to the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Prior to issuing any instructions, CB&T shall provide Depositary with such documentation as Depositary may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of CB&T. CB&T may request the Depositary to provide other services (such as automatic daily transfers) with respect to the Account; however, if such services are not authorized or otherwise covered under the Account Documentation, Depositary’s decision to provide any such services shall be made in its sole discretion (including without limitation being subject to Company and/or CB&T executing such Account Documentation or other documentation as Depositary may require in connection therewith).

     4. Depositary agrees not to exercise or claim any right of offset, banker’s lien or other like right against the Account for so long as this Agreement is in effect except with respect to (i) returned or charged-back items in the Account, reversals or cancellations of payment orders and other electronic fund transfers or other corrections or adjustments to the Account or transactions therein, or (ii) Depositary’s charges, fees and expenses with respect to the Account or the services provided hereunder. Upon the occurrence of any of the items referred to in clauses (i)-(ii), inclusive, of the preceding sentence (any such item, a “Returned Item”), Depositary shall first attempt to obtain reimbursement therefor from the Company.
     5. Notwithstanding anything to the contrary in this Agreement: (i) Depositary shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) Depositary shall be fully protected in acting or refraining from acting in good faith without investigation on any notice, instruction or request purportedly furnished to it by CB&T in accordance with the terms hereof, in which case the parties hereto agree that Depositary has no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that Depositary has no knowledge of (and is not required to know) the terms and provisions of the separate agreement referred to in paragraph 1 above or any other related documentation or whether any actions by CB&T, Company or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith, (iv) Depositary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except to the extent such conduct constitutes its own willful misconduct or gross negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) Depositary shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond Depositary’s reasonable control.
     6. Company hereby agrees to indemnify, defend and save harmless Depositary against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be an employee of Depositary) (collectively, “Covered Items”) incurred in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred at Company’s direction or instruction. CB&T hereby agrees to indemnify, defend and save harmless Depositary against any Covered Items incurred at CB&T’s direction or instruction.
     7. Depositary may terminate this Agreement (a) in its discretion upon the sending of at least thirty (30) days’ advance written notice to the other parties hereto or (b) because of a material breach by Company or CB&T of any of the terms of this Agreement or the Account Documentation, upon the sending of at least seven (7) days advance written notice to the other parties hereto. CB&T may terminate this Agreement in its discretion upon the sending of at least three (3) days advance written notice to the other parties hereto. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto. The provisions of paragraphs 5 and 6 above shall survive any such termination.

     8. Company shall compensate Depositary for the opening and administration of the Account and services provided hereunder in accordance with Depositary’s fee schedules from time to time in effect. Payment will be effected by a direct debit to the Account.
     9. This Agreement: (i) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (ii) shall become effective when counterparts hereof have been signed by the parties hereto; and (iii) shall be governed by and construed in accordance with the laws of the state where Depository’s home office is located, which state shall be deemed to be the bank’s jurisdiction (as defined in Section 9-304 of the Uniform Commercial Code in effect in such state (the “UCC”)) with respect to the Account. All parties hereby waive all rights to a trial by jury in any action or proceeding relating to the Account or this Agreement. All notices under this Agreement shall be in writing and sent (including via facsimile transmission) to the parties hereto at their respective addresses or fax numbers set forth below (or to such other address or fax number as any such party shall designate in writing to the other parties from time to time).
     10. Depositary confirms that (i) the Account is a “deposit account” as defined in Section 9-102(a)(29) of the UCC and (ii) Depositary is a “bank” as defined in Section 9-102 of the UCC and is acting in such capacity in respect of the Account.
     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

NEXT ESTATE COMMUNICATIONS, INC., as Company		COLUMBUS BANK AND TRUST COMPANY

By:	Date:	By:	Date:

Name:		Name:

Title:		Title:

Address

for

Notices:

Fax No:		Fax No:

, as
Depository

By:	Date:

Name:

Title:

Address

for

Notices:

Fax No:

Schedule 11.1
Green Dot Marks
Green Dot Corporation
Green Dot®

Schedule 12.1
CB&T and Synovus Marks
Columbus Bank and Trust Company®
CB&T®

Schedule 12.1
Compensation
Overview:
     This schedule sets forth each Party’s compensation relating to all products and services as of the Effective Date bearing the Green Dot brand (the “Bank Program”). This schedule also covers the settlement of the entire Green Dot Network (the “Network Program”)
     All future products and services jointly developed between CB&T and Green Dot will be reviewed at the appropriate time and [***].
Pricing Methodology:
     The total compensation paid to Green Dot shall consist of (a) [***], and (b) [***] (c) [***]
     [***] include, but are not limited to [***] defined in [***].
     The [***] as provided herein will [***] and will [***].
Assumptions:
     1. Green Dot will [***] with the Network Program.
Bank Program Management and [***]
Bank Charges Table A:

Total [***] Purchase Volume	Fee	Assessed
[***]	[***]	[***]
[***]	[***]	[***]
[***]	See below	[***]
The Bank Program shall be priced using [***] and [***] in [***]. The fee for all [***] to $[***] shall be $[***], and additionally, all [***] $[***] shall be calculated at [***]. The Bank Charges as calculated under this [***] shall be calculated and assessed by the [***].

***	Confidential material redacted and filed separately with the Commission

Pricing [***]:
     [***] $[***] in total [***] purchase volume for [***] consecutive [***] will allow for a [***] to Bank Charges [***]. During the [***] and until such time that [***], all [***].
     Examples under ‘Bank Charges Table A’ are provided for illustrative purposes only:
     1. Bank Charges for $[***] in Total [***] Purchase Volume will be $[***].
     2. Bank Charges for $[***] in Total [***] Purchase Volume will be the sum of $[***] and the product of $[***] in purchase volume calculated at [***], for a total [***] fee of $[***].
     3. Bank Charges for $[***] in Total [***] Purchase Volume will be the sum of $[***] and the product of $[***] in purchase volume calculated at [***], for a total [***] fee of $[***].
     4. Bank Charges for $[***] in Total [***] Purchase Volume will be the sum of $[***], and the product of $[***] in purchase volume calculated at [***], for a total [***] fee of $[***].
Other Fees:
     The fee for the transfer of a CB&T, National Bank of South Carolina (NBSC), or another Synovus affiliate bank BIN to a non-Synovus Financial Institution shall be $[***] for each occurrence.

***	Confidential material redacted and filed separately with the Commission

Schedule 14.5(a)
Service Level Recovery Standards
Service Level Recovery Standards for Green Dot Disaster Recovery Plan
Critical Function Recovery Time Objectives — [***]
1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]
Processing Recovery Time Objectives — [***]
•	[***]

•	[***]

•	[***]

•	[***]

•	Card fulfillment — [***]
Non-Critical Functions Recovery Time Objectives — [***]
•	[***]

•	[***]

•	[***]

•	[***]
[***]
[***]

***	Confidential material redacted and filed separately with the Commission

Schedule 14.5(b)
Green Dot Disaster Recovery Plan Summary
     Please see attached.

Schedule 15.1
Relationship Managers
Green Dot Relationship Manager(s)
Deborah S. Davis
CB&T Relationship Manager(s)
Lisa White
Joy Wells

Schedule 15.3
Management Committee
Green Dot Designees
Deborah S. Davis
John Keatley
Will Sowell
CB&T Designees
Lisa White
Joy Wells
Tiffany Reeves

Schedule 15.6
Prepaid Risk and Oversight Committee
Members shall include representation from:
•	Synovus AML/BSA

•	Synovus Operational Risk

•	Synovus Compliance

•	CB&T Risk Management/Synovus Regional Credit

•	Synovus Legal

•	Synovus Payment Services

•	CB&T Corporate Banking/Financial Institutions Group

•	Synovus Audit (non-voting)

•	CB&T Executive Management (ex officio)

Schedule 25.2
Senior Business Unit Managers
Green Dot Corporation
     Steve Streit, CEO
Columbus Bank and Trust
     Lisa White, SVP